         As filed with the Securities and Exchange
               Commission on August 31, 2001


                                          File Nos. 33-34001
                                                    811-6068

            SECURITIES AND EXCHANGE COMMISSION

                  Washington, D.C. 20549

                         FORM N-1A

  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                Pre-Effective Amendment No.


              Post-Effective Amendment No. 22              X


                          and/or

  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
                          OF 1940

                     Amendment No. 22                      X



           ALLIANCE INSTITUTIONAL RESERVES, INC.
    (Exact Name of Registrant as Specified in Charter)

  1345 Avenue of the Americas, New York, New York  10105
  (Address of Principal Executive Office)     (Zip Code)

         Registrant's Telephone Number, including
                 Area Code:(800) 221-5672


                   EDMUND P. BERGAN, JR.
             Alliance Capital Management L.P.
                1345 Avenue of the Americas
                 New York, New York l0105
          (Name and address of agent for service)


It is proposed that this filing will become effective (check appropriate box)
          immediately upon filing pursuant to paragraph (b)
      x on (September 1, 2001) pursuant to paragraph (b) 60 days after filing pursuant to paragraph (a)(1) on (date) pursuant to paragraph (a)(1)
          75 days after filing pursuant to paragraph (a)(2) on (date) pursuant to paragraph (a)(2) of Rule 485

    If appropriate, check the following box:
    / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

--------------------------------------------------------------------------------

Alliance
Institutional
Reserves

o Prime Portfolio
o Government Portfolio
o Treasury Portfolio
o Tax-Free Portfolio
o California Tax-Free Portfolio
o New York Tax-Free Portfolio

Prospectus
Class A Shares
September 1, 2001

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

      Alliance Institutional Reserves, Inc. consists of seven distinct Portfolios. This prospectus describes the Class A shares of six of the Portfolios--the Prime Portfolio, Government Portfolio, Treasury Portfolio, Tax-Free Portfolio, California Tax-Free Portfolio and New York Tax-Free Portfolio. The Portfolios' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

--------------------------------------------------------------------------------
                               RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

      The following is a summary of certain key information about the Portfolios. You will find additional information about the Portfolios, including a detailed description of the risks of an investment in each Portfolio, after this summary.

      Objectives: The investment objectives of each Portfolio are--in the following order of priority--safety of principal, excellent liquidity and maximum current income (exempt from income taxation to the extent described in this Prospectus) to the extent consistent with the first two objectives.

      Principal Investment Strategy: The Portfolios are "money market funds" that seek to maintain a stable net asset value of $1.00 per share. Each Portfolio pursues its objectives by investing in a portfolio of high-quality, U.S. dollar-denominated money market securities. The California Tax-Free Portfolio and the New York Tax-Free Portfolio are non-diversified and only offered to residents of the named states.

      The Portfolios invest primarily in the following money market securities:

      o Prime Portfolio Obligations of the U.S. Government, its agencies or instrumentalities, obligations of certain banks and savings and loan associations, asset-backed securities and high-quality securities of corporate issuers (including adjustable rate securities).

      o Government Portfolio Obligations of the U.S. Government, its agencies or instrumentalities and repurchase agreements.

      o Treasury Portfolio Obligations of the U.S. Treasury, such as bills, notes and bonds and repurchase agreements.

      o Tax-Free Portfolio High-quality state and municipal government tax-exempt debt obligations.

      o California Tax-Free Portfolio High-quality municipal securities issued by the State of California or its political subdivisions or securities otherwise exempt from California state personal income tax.

      o New York Tax-Free Portfolio High-quality municipal securities issued by the State of New York or its political subdivisions or securities otherwise exempt from New York state personal income tax.

      Principal Risks: The principal risks of investing in each Portfolio are:

      o Interest Rate Risk This is the risk that changes in interest rates will adversely affect the yield or value of a Portfolio's investments in debt securities.

      o Credit Risk This is the risk that the issuer or guarantor of a debt security will be unable or unwilling to make timely interest or principal payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk includes the possibility that any of a Portfolio's investments will have its credit ratings downgraded.

      In addition, a principal risk of investing in the Tax-Free Portfolio, California Tax-Free Portfolio and New York Tax-Free Portfolio is:


      o Municipal Market Risk This is the risk that special factors, such as political and legislative changes and local business and economic developments, may adversely affect the yield or value of a Portfolio's investments. Because the California Tax-Free and the New York Tax-Free Portfolios invest a large portion of their assets in a particular state's municipal securities, they are more vulnerable to events adversely affecting that state, including economic, political or regulatory occurrences.


      o Diversification Risk The Portfolios that invest in particular states may invest more of their assets in a relatively small number of issuers with greater concentration of risk. Factors affecting these issuers can have a more significant effect on these Portfolios.

      Another important thing for you to note:

      An investment in the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolios seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios.

PERFORMANCE AND BAR CHART INFORMATION

      For each Portfolio, the Risk/Return Summary includes a table showing the Portfolio's average annual total returns and a bar chart showing the Portfolio's annual total returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

      o the Portfolio's average annual total returns for one, five and ten years (or over the life of the Portfolio if less than 10 years old); and

      o changes in the Portfolio's performance from year to year over ten years (or over the life of the Portfolio if less than 10 years old).

      A Portfolio's past performance does not necessarily indicate how it will perform in the future.

      You may obtain current seven-day yield information for any Portfolio by calling (800) 237-5822.

Prime Portfolio


                                PERFORMANCE TABLE

                                               1 Year      5 Years      10 Years
--------------------------------------------------------------------------------
                                                6.43%        5.64%         5.20%
--------------------------------------------------------------------------------

                                    BAR CHART

   [The following table was depicted as a bar chart in the printed material.]

                               Calendar Year End

91      92      93      94      95      96      97      98      99      00
6.29%   3.99%   3.24%   4.29%   5.97%   5.44%   5.62%   5.54%   5.20%   6.43%

      Through June 30, 2001, the year to date unannualized return for the Portfolio was 2.54%. During the period shown in the bar chart, the highest return for a quarter was 1.69% (quarter ending March 31, 1991) and the lowest return for a quarter was .78% (quarter ending June 30, 1993).

Government Portfolio

                                PERFORMANCE TABLE

                                                                          Since
                                             1 Year      5 Years      Inception*
--------------------------------------------------------------------------------
                                              6.30%        5.53%          4.98%
--------------------------------------------------------------------------------

*     Inception date: 7/22/91.

                                    BAR CHART

   [The following table was depicted as a bar chart in the printed material.]

                               Calendar Year End

91      92      93      94      95      96      97      98      99      00
n/a     3.82%   3.16%   4.22%   5.85%   5.32%   5.51%   5.42%   5.09%   6.30%

      Through June 30, 2001, the year to date unannualized return for the Portfolio was 2.52%. During the period shown in the bar chart, the highest return for a quarter was 1.62% (quarter ending September 30, 2000) and the lowest return for a quarter was .77% (quarter ending September 30, 1993).

Treasury Portfolio

                                PERFORMANCE TABLE


                                                                         Since
                                                            1 Year   Inception**
--------------------------------------------------------------------------------
                                                             6.10%       5.38%
--------------------------------------------------------------------------------

**    Inception date: 6/29/98.

                                    BAR CHART

   [The following table was depicted as a bar chart in the printed material.]

                               Calendar Year End

91      92      93      94      95      96      97      98      99      00
n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a     4.82%   6.10%

      Through June 30, 2001, the year to date unannualized return for the Portfolio was 2.31%. During the period shown in the bar chart, the highest return for a quarter was 1.58% (quarter ending December 31, 2000) and the lowest return for a quarter was 1.12% (quarter ending March 31, 1999).

Tax-Free Portfolio

                                PERFORMANCE TABLE

                                                                        Since
                                           1 Year      5 Years      Inception***
--------------------------------------------------------------------------------
                                            4.08%        3.60%          3.46%
--------------------------------------------------------------------------------

***   Inception date: 7/22/91.

                                    BAR CHART

   [The following table was depicted as a bar chart in the printed material.]

                               Calendar Year End

91      92      93      94      95      96      97      98      99      00
n/a     3.37%   2.45%   2.83%   3.87%   3.55%   3.68%   3.47%   3.23%   4.08%

      Through June 30, 2001, the year to date unannualized return for the Portfolio was 1.57%. During the period shown in the bar chart, the highest return for a quarter was 1.07% (quarter ending June 30, 2000) and the lowest return for a quarter was .56% (quarter ending March 31, 1994).

      There is no performance table or bar chart for the California Tax-Free and the New York Tax-Free Portfolios because these Portfolios have not completed a full calendar year of operations.

--------------------------------------------------------------------------------
                       FEES AND EXPENSES OF THE PORTFOLIOS
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

Shareholder Fees (fees paid directly from your investment)

None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                               ANNUAL PORTFOLIO OPERATING EXPENSES
                                    =============================================================
                                            Govern-                         California   New York
                                    Prime    ment     Treasury   Tax-Free    Tax-Free    Tax-Free
                                    =====   =======   ========   ========   ==========   ========
Management Fees ..................   .20%     .20%       .20%       .20%        .20%        .20%
Other Expenses* ..................   .03%     .07%       .06%       .06%        .25%        .39%
                                    ----     ----       ----       ----        ----        ----
Total Portfolio Operating Expenses   .23%     .27%       .26%       .26%        .45%        .59%
Expense Reimbursement** ..........  (.03)%   (.07)%     (.06)%     (.06)%      (.25)%      (.39)%
                                    ----     ----       ----       ----        ----        ----
Net Expenses .....................   .20%     .20%       .20%       .20%        .20%        .20%

----------
* "Other Expenses" are based on estimated amounts for the current fiscal year with respect to the California Tax-Free and the New York Tax-Free Portfolios.

** Reflects Alliance's contractual reimbursement during the Portfolios' respective current fiscal years of a portion of each Portfolio's operating expenses so that each Portfolio's expense ratio does not exceed .20%. This reimbursement extends through the end of the Portfolio's current fiscal year and may be extended by Alliance for additional one year terms.

EXAMPLES***

The examples are to help you compare the cost of investing in a Portfolio with the cost of investing in other funds. They assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, the Portfolio's operating expenses stay the same, and all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                               Govern-                         California   New York
                       Prime    ment     Treasury   Tax-Free    Tax-Free    Tax-Free
                       =====   =======   ========   ========   ==========   ========
1 Year .............   $ 20     $ 20       $ 20       $ 20        $ 20        $ 20

3 Years ............   $ 71     $ 80       $ 78       $ 78        $119        $150

5 Years ............   $126     $145       $140       $140          --          --
10 Years ...........   $290     $336       $325       $325          --          --

----------
*** These examples assume that Alliance's agreement to bear a portion of each Portfolio's operating expenses is not extended beyond its initial period of one year.

--------------------------------------------------------------------------------
    OTHER INFORMATION ABOUT THE PORTFOLIOS' OBJECTIVES, STRATEGIES, AND RISKS
--------------------------------------------------------------------------------

      This section of the prospectus provides a more complete description of the investment objectives and principal strategies and risks of the Portfolios.

      Please note:

      o Additional descriptions of each Portfolio's strategies and investments, as well as other strategies and investments not described below, may be found in the Portfolios' Statement of Additional Information or SAI.

      o There can be no assurance that any Portfolio will achieve its investment objectives.


      o Except as noted, the Portfolios' investment objectives and strategies are not fundamental and thus can be changed without a shareholder vote. The investment objectives of the Prime Portfolio are fundamental.


Investment Objectives and Strategies

      As money market funds, the Portfolios must meet the requirements of Securities and Exchange Commission Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity and diversification of each Portfolio's investments. Under that Rule, each Portfolio's investments must each have a remaining maturity of no more than 397 days, which is a fundamental policy for each Portfolio except for the Treasury, California Tax-Free and New York Tax-Free Portfolios, and each Portfolio must maintain an average weighted maturity that does not exceed 90 days.

Prime Portfolio

      The Prime Portfolio, as a matter of fundamental policy, pursues its objectives by maintaining a portfolio of high-quality money market securities. The Prime Portfolio's investments may include:


      o marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

      o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits that are issued or guaranteed by (i) banks or savings and loan associations that are members of the Federal Deposit Insurance Corporation, or
(ii) foreign branches of U.S. banks and U.S. branches of foreign banks that have total assets of at least $1 billion (rated or determined by Alliance to be of comparable quality);

      o high-quality commercial paper (or if not rated, commercial paper determined by Alliance to be of comparable quality) issued by U.S. or foreign companies and participation interests in loans made to companies that issue such commercial paper;

      o adjustable rate obligations;

      o asset-backed securities;

      o restricted securities (i.e., securities subject to legal or contractual restrictions on resale); and

      o repurchase agreements that are fully collateralized.

      As a matter of fundamental policy, the Portfolio does not invest 25% or more of its assets in securities of issuers whose principal business activities are in the same industry. This limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to bank obligations, including certificates of deposit, bankers' acceptances and interest-bearing savings deposits, issued by U.S. banks (including their foreign branches) and U.S. branches of foreign banks subject to the same regulation as U.S. banks.

Government Portfolio

      As a matter of fundamental policy, the Government Portfolio normally invests substantially all of its assets in marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (which may bear adjustable rates of interest) and repurchase agreements related thereto.

      The Government Portfolio may commit up to 15% of its net assets to the purchase of when-issued U.S. Government securities.

      As an operating policy, which may be changed without shareholder approval, the Portfolio seeks to invest in securities that are legal investments for Federal credit unions.

Treasury Portfolio

      The Treasury Portfolio normally invests at least 80% of its net assets in U.S. Treasury securities and repurchase agreements relating to U.S. Treasury securities. These securities may bear adjustable rates of interest. This policy may not be changed without 60 days' prior written notice to shareholders.

      The Treasury Portfolio may commit up to 15% of its net assets to the purchase of when-issued U.S. Treasury securities.

      As an operating policy, which may be changed without shareholder approval, the Portfolio (i) attempts to invest in securities that comply with requirements of New Jersey law in order to be an eligible investment for boards of education and other local governmental units in New Jersey, and (ii) does not invest in securities maintained under the U.S. Treasury STRIPS program or in repurchase agreements involving these types of securities.

Tax-Free Portfolio

      The Tax-Free Portfolio seeks maximum current income that is exempt from Federal income taxes by investing principally in a diversified portfolio of high-grade municipal securities. As a matter of fundamental policy, the Portfolio normally invests at least 80% of its net assets in high-quality municipal securities. The Portfolio's income may be subject to state or local income taxes.


      The Portfolio will limit its investments so that no more than 20% of its total income is derived from municipal securities that bear interest subject to the Federal alternative minimum tax (the "AMT").

California Tax-Free Portfolio

      The California Tax-Free Portfolio pursues its objectives by investing in high-quality municipal securities and, as a matter of fundamental policy, normally will invest at least 80% of its net assets in these securities. Although the Portfolio may invest up to 20% of its total assets in taxable money market securities, substantially all of the Portfolio's income normally will be tax-exempt. The Portfolio may purchase municipal securities issued by other states if Alliance believes that suitable municipal securities of California are not available for investment. To the extent of its investments in other states' municipal securities, the Portfolio's income will be exempt only from Federal income tax, not state personal income tax.

      As a matter of fundamental policy, the Portfolio normally invests at least 80% of its net assets, at the time of investment, in a portfolio of high-quality municipal securities issued by the State of California or its political subdivisions, or securities otherwise exempt from California state personal income tax. The Portfolio also may invest in restricted securities (i.e., securities subject to legal or contractual restrictions on resale). The Portfolio will limit its investments so that no more than 20% of its total income is derived from municipal securities that bear interest subject to the AMT.

New York Tax-Free Portfolio

      The New York Tax-Free Portfolio pursues its objectives by investing in high-quality municipal securities and, as a matter of fundamental policy, normally will invest at least 80% of its net assets in these securities. Although the Portfolio may invest up to 20% of its total assets in taxable money market securities, substantially all of the Portfolio's income normally will be tax-exempt. The Portfolio may purchase municipal securities issued by other states if Alliance believes that suitable municipal securities of New York are not available for investment. To the extent of its investments in other states' municipal securities, the Portfolio's income will be exempt only from Federal income tax, not state personal income tax.

      As a matter of fundamental policy, the Portfolio normally invests at least 80% of its net assets, at the time of investment, in a portfolio of high-quality municipal securities issued by the State of New York or its political subdivisions, or securities otherwise exempt from New York state personal income tax. The Portfolio also may invest in restricted securities (i.e., securities subject to legal or contractual restrictions on resale). The Portfolio will limit its investments so that no more than 20% of its total income is derived from municipal securities that bear interest subject to the AMT.


      Municipal Securities. The Tax-Free, California Tax-Free and New York Tax-Free Portfolios' investments in municipal securities include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of 397 days or less. Examples include tax anticipation and revenue anticipation notes, which are generally issued in anticipation of various seasonal revenues, bond anticipation notes, and tax-exempt commercial paper. Short-term municipal bonds may include general obligation bonds, which are secured by the issuer's pledge of its faith, credit, and taxing power for payment of principal and interest, and revenue bonds, which are generally paid from the revenue of a particular facility or a specific excise or other source.

      The Tax-Free, California Tax-Free and New York Tax-Free Portfolios may invest in adjustable rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. These adjustments tend to minimize changes in the market value of the obligation and, accordingly, enhance the ability of a Portfolio to maintain a stable net asset value. Adjustable rate securities purchased may include participation interests in private activity bonds backed by letters of credit of Federal Deposit Insurance Corporation member banks having total assets of more than $1 billion.

      The Tax-Free, California Tax-Free and New York Tax-Free Portfolios' municipal securities at the time of purchase are rated within the two highest quality ratings of Moody's or Standard & Poor's or judged by Alliance to be of comparable quality.

      The Tax-Free, California Tax-Free and New York Tax-Free Portfolios also may invest in stand-by commitments, which may involve certain expenses and risks, but the Portfolios do not expect their investment in stand-by commitments to comprise a significant portion of their investments. In addition, the California Tax-Free and New York Tax-Free Portfolios may purchase when-issued securities and the Tax-Free Portfolio may commit up to 15% of its net assets to the purchase of such securities.

      Taxable Investments. The Tax-Free, California Tax-Free and New York Tax-Free Portfolios may invest in taxable instruments including obligations of the U.S. Government and its agencies, high-quality certificates of deposit and bankers' acceptances, prime commercial paper, and repurchase agreements.

Risk Considerations

      The Portfolios' principal risks are interest rate risk and credit risk. Because the Portfolios invest in short-term securities, a decline in interest rates will affect the Portfolios' yields as these securities mature or are sold and the Portfolios purchase new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolios invest in securities with short maturities and seek to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

      Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolios invest in highly-rated securities to minimize credit risk.


      The quality and liquidity of the Tax-Free, California Tax-Free and New York Tax-Free Portfolios' investments in municipal securities are supported by credit and liquidity enhancements, such as letters of credit, from third-party financial institutions. Each Portfolio continuously monitors the credit quality of third-parties; however, changes in the credit quality of these financial institutions could cause the Portfolio's investments backed by that institution to lose value and affect the Portfolio's share price.

      The Tax-Free, California Tax-Free and New York Tax-Free Portfolios face municipal market risk. This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the California Tax-Free and New York Tax-Free Portfolios invest a large portion of their assets in the named state's municipal securities, they are more vulnerable to events adversely affecting that state, including economic, political or regulatory occurrences. A Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

      The Portfolios may invest up to 10% of their net assets in illiquid securities, including illiquid restricted securities (with respect to each Portfolio except the Tax-Free Portfolio). Investments in illiquid securities may be subject to liquidity risk, which is the risk that, under certain circumstances, particular investments may be difficult to sell at an advantageous price. Illiquid restricted securities also are subject to the risk that a Portfolio may be unable to sell the security due to legal or contractual restrictions on resale.


      The Portfolios' investments in U.S. dollar-denominated obligations (or credit and liquidity enhancements) of foreign branches of U.S. banks, U.S. branches of foreign banks, and commercial paper of foreign companies may be subject to foreign risk. Foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes nationalization, expropriation or confiscatory taxation, political changes or diplomatic developments that could adversely affect a Portfolio's investments.

      The Portfolios also are subject to management risk because they are actively managed portfolios. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there is no guarantee that its techniques will produce the intended result.

--------------------------------------------------------------------------------
                          MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------


      The Portfolios' investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment adviser managing client accounts with assets as of June 30, 2001 totaling more than $465 billion (of which more than $176 billion represented assets of investment companies). As of June 30, 2001, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 36 of the nation's FORTUNE 100 companies), for public employee retirement funds in 41 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 50 registered investment companies, managed by Alliance, comprising 141 separate investment portfolios, currently have approximately 7.0 million shareholder accounts.

      Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each Portfolio (except the New York Tax-Free Portfolio, which had not yet commenced operations) paid Alliance, for the fiscal year ended April 30, 2001, as a percentage of average daily net assets, .20%. The New York Tax-Free Portfolio pays Alliance a fee at an annualized rate of .20% as a percentage of average daily net assets.

      Alliance may make payments from time to time from its own resources, which may include the management fees paid by the Portfolios, to compensate your broker-dealer, depository institutions, or other persons for providing distribution assistance and administrative services and to otherwise promote the sale of Class A shares of the Portfolios, including paying for the preparation, printing and distribution of prospectuses and sales literature or other promotional activities. Financial intermediaries may receive different compensation for selling the Portfolios' Class A shares and Class B and Class C shares, which are not offered in this prospectus.

--------------------------------------------------------------------------------
                           PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------

How the Portfolios Value Their Shares

      Each of the Portfolios' net asset value, or NAV, which is the price at which shares of the Portfolios are sold and redeemed, is expected to be constant at $1.00 per share, although this price is not guaranteed. The NAV is calculated at 12:00 Noon and 4:00 p.m., Eastern time, on each Portfolio business day (i.e., each weekday exclusive of days the New York Stock Exchange or the banks in Massachusetts are closed) except for the Tax-Free, California Tax-Free and New York Tax-Free Portfolios, which is calculated at 12:00 Noon, Eastern time.

      To calculate NAV, the Portfolios' assets are valued and totaled, liabilities subtracted and the balance, called net assets, is divided by the number of shares outstanding. Each Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

How To Buy Shares

      o Initial Investment

      You may purchase a Portfolio's shares through your financial intermediary or directly from Alliance Global Investor Services, Inc. ("AGIS"), by calling
(800) 237-5822 and following the procedures below.

      --After you give AGIS the following information, AGIS will provide you with an account number:

            a) the name of the account;

            b) the address of the account; and

            c) the taxpayer identification number.

      --After you receive an account number you may purchase the Portfolio's shares by instructing your bank to wire Federal funds to AGIS exactly as follows:

            ABA 0110 0002 8
            State Street Bank and Trust Company
            Boston, MA 02101
            Alliance Institutional Reserves, Inc.--Prime, Government, Treasury, Tax-Free, California Tax-Free or New York Tax-Free Portfolio.
            DDA 9903-279-9
            Your account name
            Your account number

      --Mail a completed Application Form to:

            Alliance Global Investor Services, Inc.
            P.O. Box 1520
            Secaucus, New Jersey 07096-1520

      The minimum investment amount is $1,000,000 in the aggregate among the Portfolios. There is no minimum for subsequent investments. The Portfolios reserve the right to vary the minimum investment amounts.

      o Application Form

      --To obtain an Application Form, please telephone AGIS toll-free at (800) 237-5822. You also may obtain information about the Application Form, purchasing shares, or other Fund procedures by calling this number.

      --If you decide to change instructions or any other information already given on your Application Form, send a written notice to AGIS at the address above with your signature guaranteed. Signatures must be guaranteed by an institution that is an "eligible guarantor" as defined in Rule 17Ad-15 of the Securities Exchange Act of 1934. This would include such institutions as banks and brokerage firms.

      o Subsequent Investments

      You may purchase additional shares in a Portfolio by calling AGIS at the number set forth above and:

      --Instructing your bank to wire Federal funds to AGIS under the same procedures as described above for initial purchases; or

      --Mailing your check or negotiable bank draft payable to Alliance Institutional Reserves, Inc.--Prime, Government, Treasury, Tax-Free, California Tax-Free or New York Tax-Free Portfolio at the address set forth above.

      If you invest by a check drawn on a member of the Federal Reserve System, the check will be converted to Federal funds in one business day following receipt and then invested in the Portfolio. If you invest by a check drawn on a bank that is not a member of the Federal Reserve System, the check may take longer to be converted and invested. All payments must be in U.S. dollars.

How To Sell Shares

      You may "redeem" your shares (i.e., sell your shares) on any Portfolio business day by contacting AGIS at (800) 237-5822. A redemption must include your account name as registered with the Portfolios and the account number. If AGIS receives your telephone redemption order by 4:00 p.m., Eastern time, for the Prime, Government and Treasury Portfolios and prior to 12:00 Noon, Eastern time, for the Tax-Free, California Tax-Free or New York Tax-Free Portfolios, AGIS will send the proceeds in Federal funds by wire to your designated bank account that day. If you recently purchased shares by check or electronic funds transfer, you cannot redeem your investment until AGIS is reasonably satisfied the check has cleared (which may take up to 15 days).

Other

      Each Portfolio, except the Tax-Free, California Tax-Free and New York Tax-Free Portfolios, has two transaction times each Portfolio business day, 12:00 Noon and 4:00 p.m., Eastern time. The Tax-Free, California Tax-Free and New York Tax-Free Portfolios have one transaction time each Portfolio business day, 12:00 Noon, Eastern time. Investments receive the full dividend for a day if the investor's telephone order is received by AGIS by 4:00 p.m., Eastern time, for the Prime, Government or Treasury Portfolio and Federal funds or bank wire monies are received by State Street Bank before 4:00 p.m. on that day. For the Tax-Free, California Tax-Free and New York Tax-Free Portfolios, investments receive the full dividend for a day if the investor's telephone order is received by AGIS by 12:00 Noon, Eastern time, and Federal funds or bank wire monies are secured by State Street Bank before 4:00 p.m. on that day.

      Redemption proceeds are normally wired the same business day if a redemption request is received by AGIS prior to 4:00 p.m., Eastern time, for the Prime, Government and Treasury Portfolios and 12:00 Noon, Eastern Time for the Tax-Free, California Tax-Free and New York Tax-Free Portfolios, but in no event later than seven days, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities and Exchange Commission or to certain other unusual conditions. Shares do not earn dividends on the day a redemption is effected.

      A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial representative or other financial intermediary with respect to the purchase, sale or exchange of shares made through these financial intermediaries. These financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Portfolios.

--------------------------------------------------------------------------------
                       DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

      The Portfolios' net income is calculated and paid daily as dividends to shareholders. The dividends are automatically invested in additional shares in your account. These additional shares are entitled to dividends on following days resulting in compounding growth of income. The Portfolios expect that their distributions will primarily consist of net income, or, if any, short-term capital gains as opposed to long-term capital gains. For Federal income tax purposes, the Portfolios' dividend distributions of net income (or short-term capital gains) will be taxable to you as ordinary income. Any long-term capital gains distributions may be taxable to you as long-term capital gains. The Portfolios' distributions also may be subject to certain state and local taxes.

      Distributions of tax-exempt interest income earned by the Tax-Free, California Tax-Free and New York Tax-Free Portfolios are not subject to Federal income tax (other than AMT), but may be subject to state or local income taxes. Any exempt interest dividends derived from interest on municipal securities subject to the AMT will be a tax preference item for purposes of the Federal individual and corporate AMT.

      California Tax-Free Portfolio. Distributions to residents of California out of income earned by the Portfolio from California municipal securities are exempt from California personal income taxes.


      New York Tax-Free Portfolio. Distributions to residents of New York out of income earned by the Portfolio from New York municipal securities are exempt from New York personal income taxes.


      Each year shortly after December 31, the Portfolios will send you tax information stating the amount and type of all its distributions for the year.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

      The Portfolios reserve the right to close an account that through redemption is, in the aggregate among Portfolios, less than $500,000. The Portfolios will send shareholders 60 days' written notice to increase the account value before the Portfolios close the account.

      During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase or sell shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


      The financial highlights table is intended to help you understand a Portfolio's financial performance for the past five years (or, if shorter, the period of the Portfolio's operations). No information is provided for the New York Tax-Free Portfolio because it did not commence operations until after April 30, 2001. Certain information reflects financial information for a single Portfolio share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming investment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, the Portfolios' independent accountants, for the fiscal years ended April 30, 2001 and April 30, 2000 and by other independent accountants for periods prior to the fiscal year ended April 30, 2000. The report of PricewaterhouseCoopers LLP, along with the Portfolios' financial statements, appears in the Portfolios' Annual Reports, which are available upon request.

                                                                           PRIME PORTFOLIO
                                                       =======================================================
                                                                        Year Ended April 30,
                                                       =======================================================
                                                         2001        2000        1999        1998        1997
                                                       =======     =======     =======     =======     =======
Net asset value, beginning of year .................   $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                       -------     -------     -------     -------     -------

Income From Investment Operations
Net investment income (a) ..........................     .0612       .0540       .0518       .0552       .0530
                                                       -------     -------     -------     -------     -------

Less: Dividends
Dividends from net investment income ...............    (.0612)     (.0540)     (.0518)     (.0552)     (.0530)
                                                       -------     -------     -------     -------     -------
Net asset value, end of period .....................   $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                       =======     =======     =======     =======     =======

Total Return
Total investment return based on net asset value (b)      6.31%       5.54%       5.31%       5.68%       5.44%

Ratios/Supplemental Data
Net assets, end of period (in millions) ............   $ 3,314     $ 1,788     $ 1,671     $ 1,765     $   867
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements .....       .20%        .20%        .20%        .20%        .20%
   Expenses, before waivers and reimbursements .....       .23%        .24%        .24%        .24%        .29%
   Net investment income (a) .......................      6.01%       5.39%       5.16%       5.52%       5.31%

                                                                        GOVERNMENT PORTFOLIO
                                                       =======================================================
                                                                        Year Ended April 30,
                                                       =======================================================
                                                         2001        2000        1999        1998        1997
                                                       =======     =======     =======     =======     =======
Net asset value, beginning of year .................   $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                       -------     -------     -------     -------     -------

Income From Investment Operations
Net investment income (a) ..........................     .0604       .0527       .0505       .0543       .0519
                                                       -------     -------     -------     -------     -------

Less: Dividends
Dividends from net investment income ...............    (.0604)     (.0527)     (.0505)     (.0543)     (.0519)
                                                       -------     -------     -------     -------     -------
Net asset value, end of period .....................   $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                       =======     =======     =======     =======     =======

Total Return
Total investment return based on net asset value (b)      6.22%       5.40%       5.18%       5.58%       5.33%

Ratios/Supplemental Data
Net assets, end of period (in millions) ............   $   792     $   442     $   394     $   275     $   327
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements .....       .20%        .20%        .20%        .20%        .20%
   Expenses, before waivers and reimbursements .....       .27%        .27%        .29%        .28%        .35%
   Net investment income (a) .......................      5.91%       5.30%       5.01%       5.43%       5.22%

----------

See footnote summary on page 15.


                                                               TREASURY PORTFOLIO
                                                       ====================================
                                                                                  June 29,
                                                       Year Ended April 30,      1998(c) to
                                                       ===================       April 30,
                                                         2001        2000           1999
                                                       =======     =======       ==========
Net asset value, beginning of period ...............   $  1.00     $  1.00        $  1.00
                                                       -------     -------        -------

Income From Investment Operations
Net investment income (a) ..........................     .0576       .0504          .0401
                                                       -------     -------        -------

Less: Dividends
Dividends from net investment income ...............    (.0576)     (.0504)        (.0401)
                                                       -------     -------        -------
Net asset value, end of period .....................   $  1.00     $  1.00        $  1.00
                                                       =======     =======        =======

Total Return
Total investment return based on net asset value (b)      5.93%       5.15%          4.09%

Ratios/Supplemental Data
Net assets, end of period (in millions) ............   $   157     $     4        $     4
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements .....       .20%        .20%           .20%(d)
   Expenses, before waivers and reimbursements .....       .26%        .59%          1.42%(d)
   Net investment income (a) .......................      4.99%       5.03%          4.82%(d)

                                                                         TAX-FREE PORTFOLIO
                                                       =======================================================
                                                                        Year Ended April 30,
                                                       =======================================================
                                                         2001        2000        1999        1998        1997
                                                       =======     =======     =======     =======     =======
Net asset value, beginning of year .................   $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                       -------     -------     -------     -------     -------

Income From Investment Operations
Net investment income (a) ..........................     .0387       .0342       .0321       .0363       .0347
                                                       -------     -------     -------     -------     -------

Less: Dividends
Dividends from net investment income ...............    (.0387)     (.0342)     (.0321)     (.0363)     (.0347)
                                                       -------     -------     -------     -------     -------
Net asset value, end of period .....................   $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                       =======     =======     =======     =======     =======

Total Return
Total investment return based on net asset value (b)      3.95%       3.47%       3.26%       3.70%       3.53%

Ratios/Supplemental Data
Net assets, end of period (in millions) ............   $   435     $   407     $   256     $   294     $   183
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements .....       .20%        .20%        .20%        .20%        .20%
   Expenses, before waivers and reimbursements .....       .26%        .28%        .28%        .28%        .33%
   Net investment income (a) .......................      3.88%       3.45%       3.22%       3.61%       3.46%

----------

See footnote summary on page 15.

                                                                  CALIFORNIA
                                                                   TAX-FREE
                                                                   PORTFOLIO
                                                                  ==========
                                                                  January 9,
                                                                  2001(c) to
                                                                   April 30,
                                                                     2001
                                                                  ==========

Net asset value, beginning of period ............................   $  1.00
                                                                    -------

Income From Investment Operations
Net investment income (a) .......................................     .0081
                                                                    -------

Less: Dividends
Dividends from net investment income ............................    (.0081)
                                                                    -------
Net asset value, end of period ..................................   $  1.00
                                                                    =======


Total Return
Total investment return based on net asset value (b) ............       .82%


Ratios/Supplemental Data
Net assets, end of period (in millions) .........................   $     6
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements ..................       .20%(d)
   Expenses, before waivers and reimbursements ..................       .45%(d)
   Net investment income (a) ....................................      2.76%(d)

----------

(a)   Net of expenses reimbursed or waived by the Adviser.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(c)   Commencement of distribution.

(d)   Annualized.

                     (This page left intentionally blank.)

                     (This page left intentionally blank.)

--------------------------------------------------------------------------------
Privacy Notice (This information is not part of the Prospectus.)

      Alliance, the Alliance Family of Funds and Alliance Fund Distributors, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

      It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.
--------------------------------------------------------------------------------

For more information about the Portfolios, the following documents are available upon request:

o     Annual/Semi-Annual Reports to Shareholders

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments.

o     Statement of Additional Information (SAI)

The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI is incorporated by reference into (and is legally part of) this prospectus.

You may request a free copy of a current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolios, by contacting your broker or other financial intermediary, or by contacting Alliance:

By mail:          c/o Alliance Global Investor Services, Inc.
                  P.O. Box 1520
                  Secaucus, New Jersey 07096

By phone:         For Information and Literature:
                  (800) 824-1916

Or you may view or obtain these documents from the Securities and Exchange
Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.


o Reports and other information about the Portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov


o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Wash. DC 20549-0102

On the Internet: www.sec.gov

You may also find more information about Alliance and the Portfolios on the Internet at: www.Alliancecapital.com.

--------------------------------------------------------------------------------
Table of Contents
=================
RISK/RETURN SUMMARY .......................................................    2
   Performance and Bar Chart Information ..................................    3
FEES AND EXPENSES OF THE PORTFOLIOS .......................................    5
OTHER INFORMATION ABOUT THE PORTFOLIOS'
   OBJECTIVES, STRATEGIES, AND RISKS ......................................    5
   Investment Objectives and Strategies ...................................    5
   Prime Portfolio ........................................................    6
   Government Portfolio ...................................................    6
   Treasury Portfolio .....................................................    6
   Tax-Free Portfolio .....................................................    6
   California Tax-Free Portfolio ..........................................    7
   New York Tax-Free Portfolio ............................................    7
Risk Considerations .......................................................    8
MANAGEMENT OF THE PORTFOLIOS ..............................................    9
PURCHASE AND SALE OF SHARES ...............................................    9
   How The Portfolios Value Their Shares ..................................    9
   How To Buy Shares ......................................................    9
   How To Sell Shares .....................................................   10
   Other ..................................................................   10
DIVIDENDS, DISTRIBUTIONS AND TAXES ........................................   11

GENERAL INFORMATION .......................................................   12
FINANCIAL HIGHLIGHTS ......................................................   13

--------------------------------------------------------------------------------
                                                               File No. 33-34001

--------------------------------------------------------------------------------

Alliance
Institutional
Reserves

o Prime Portfolio
o Government Portfolio
o Treasury Portfolio
o Tax-Free Portfolio
o California Tax-Free Portfolio
o New York Tax-Free Portfolio

Prospectus
Class B Shares
September 1, 2001

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

      Alliance Institutional Reserves, Inc. consists of seven distinct Portfolios. This prospectus describes the Class B shares of six of the Portfolios--the Prime Portfolio, Government Portfolio, Treasury Portfolio, Tax-Free Portfolio, California Tax-Free Portfolio and New York Tax-Free Portfolio. The Portfolios' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

--------------------------------------------------------------------------------
                               RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

      The following is a summary of certain key information about the Portfolios. You will find additional information about the Portfolios, including a detailed description of the risks of an investment in each Portfolio, after this summary.


      Objectives: The investment objectives of each Portfolio are--in the following order of priority--safety of principal, excellent liquidity and maximum current income (exempt from income taxation to the extent described in this Prospectus) to the extent consistent with the first two objectives.


      Principal Investment Strategy: The Portfolios are "money market funds" that seek to maintain a stable net asset value of $1.00 per share. Each Portfolio pursues its objectives by investing in a portfolio of high-quality, U.S. dollar-denominated money market securities. The California Tax-Free Portfolio and the New York Tax-Free Portfolio are non-diversified and only offered to residents of the named states.

      The Portfolios invest primarily in the following money market securities:

      o Prime Portfolio Obligations of the U.S. Government, its agencies or instrumentalities, obligations of certain banks and savings and loan associations, asset-backed securities and high-quality securities of corporate issuers (including adjustable rate securities).

      o Government Portfolio Obligations of the U.S. Government, its agencies or instrumentalities and repurchase agreements.

      o Treasury Portfolio Obligations of the U.S. Treasury, such as bills, notes and bonds and repurchase agreements.

      o Tax-Free Portfolio High-quality state and municipal government tax-exempt debt obligations.

      o California Tax-Free Portfolio High-quality municipal securities issued by the State of California or its political subdivisions or securities otherwise exempt from California state personal income tax.

      o New York Tax-Free Portfolio High-quality municipal securities issued by the State of New York or its political subdivisions or securities otherwise exempt from New York state personal income tax.

      Principal Risks: The principal risks of investing in each Portfolio are:

      o Interest Rate Risk This is the risk that changes in interest rates will adversely affect the yield or value of a Portfolio's investments in debt securities.

      o Credit Risk This is the risk that the issuer or guarantor of a debt security will be unable or unwilling to make timely interest or principal payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk includes the possibility that any of a Portfolio's investments will have its credit ratings downgraded.

      In addition, a principal risk of investing in the Tax-Free Portfolio, California Tax-Free Portfolio and New York Tax-Free Portfolio is:

      o Municipal Market Risk This is the risk that special factors, such as political and legislative changes and local business and economic developments, may adversely affect the yield or value of a Portfolio's investments. Because the California Tax-Free and the New York Tax-Free Portfolios invest a large portion of their assets in a particular state's municipal securities, they are more vulnerable to events adversely affecting that state, including economic, political or regulatory occurrences.

      o Diversification Risk The Portfolios that invest in particular states may invest more of their assets in a relatively small number of issuers with greater concentration of risk. Factors affecting these issuers can have a more significant effect on these Portfolios.

      Another important thing for you to note:

      An investment in the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolios seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios.

PERFORMANCE AND BAR CHART INFORMATION

      For each Portfolio, the Risk/Return Summary includes a table showing the Portfolio's average annual total returns and a bar chart showing the Portfolio's annual total returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

      o the Portfolio's average annual total returns for one year and the life of the Portfolio; and

      o changes in the Portfolio's performance from year to year over the life of the Portfolio.

      A Portfolio's past performance does not necessarily indicate how it will perform in the future.

      You may obtain current seven-day yield information for any Portfolio by calling (800) 237-5822 or your financial intermediary.

Prime Portfolio

                                PERFORMANCE TABLE

                                                                          Since
                                                            1 Year    Inception*
--------------------------------------------------------------------------------
                                                             6.32%        5.64%
--------------------------------------------------------------------------------

*     Inception date: 8/14/98.

                                   BAR CHART

   [The following table was depicted as a bar chart in the printed material.]

                               Calendar Year End

91      92      93      94      95      96      97      98      99      00
n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a     5.10%   6.32%


      Through June 30, 2001, the year to date unannualized return for the Portfolio was 2.49%. During the period shown in the bar chart, the highest return for a quarter was 1.62% (quarter ending December 31, 1999) and the lowest return for a quarter was 1.18% (quarter ending June 30, 1999).

Government Portfolio

                                PERFORMANCE TABLE

                                                                         Since
                                                            1 Year   Inception**
--------------------------------------------------------------------------------
                                                             6.19%       5.54%
--------------------------------------------------------------------------------

**    Inception date: 8/07/98.

                                   BAR CHART

   [The following table was depicted as a bar chart in the printed material.]

                               Calendar Year End

91      92      93      94      95      96      97      98      99      00
n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a     5.06%   6.19%

      Through June 30, 2001, the year to date unannualized return for the Portfolio was 2.47%. During the period shown in the bar chart, the highest return for a quarter was 1.59% (quarter ending December 31, 2000) and the lowest return for a quarter was 1.17% (quarter ending March 31, 1999).

Treasury Portfolio

                                PERFORMANCE TABLE

                                                                        Since
                                                          1 Year    Inception***
--------------------------------------------------------------------------------
                                                           6.00%        5.26%
--------------------------------------------------------------------------------

***   Inception date: 9/08/98.

                                   BAR CHART

   [The following table was depicted as a bar chart in the printed material.]

                               Calendar Year End

91      92      93      94      95      96      97      98      99      00
n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a     4.54%   6.00%


      Through June 30, 2001, the year to date unannualized return for the Portfolio was 2.26%. During the period shown in the bar chart, the highest return for a quarter was 1.55% (quarter ending December 31, 2000) and the lowest return for a quarter was 1.11% (quarter ending June 30, 1999).

Tax-Free Portfolio

                                PERFORMANCE TABLE

                                                                       Since
                                                         1 Year    Inception****
--------------------------------------------------------------------------------
                                                          3.98%        3.50%
--------------------------------------------------------------------------------

****  Inception date: 8/17/98.

                                   BAR CHART

   [The following table was depicted as a bar chart in the printed material.]

                               Calendar Year End

91      92      93      94      95      96      97      98      99      00
n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a     3.13%   3.98%

      Through June 30, 2001, the year to date unannualized return for the Portfolio was 1.52%. During the period shown in the bar chart, the highest return for a quarter was 1.05% (quarter ending June 30, 2000) and the lowest return for a quarter was .67% (quarter ending March 31, 1999).


      There is no performance table or bar chart for the California Tax-Free and the New York Tax-Free Portfolios because these Portfolios have not completed a full calendar year of operations.

--------------------------------------------------------------------------------
                       FEES AND EXPENSES OF THE PORTFOLIOS
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

Shareholder Fees (fees paid directly from your investment)

None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                    ANNUAL PORTFOLIO OPERATING EXPENSES
                                       =============================================================
                                                 Govern-                        California  New York
                                       Prime      ment     Treasury   Tax-Free   Tax-Free   Tax-Free
                                       =====     =======   ========   ========  ==========  ========
Management Fees ..................      .20%       .20%       .20%       .20%       .20%       .20%
Distribution (12b-1) Fees ........      .10%       .10%       .10%       .10%       .10%       .10%
Other Expenses* ..................      .03%       .07%       .07%       .06%       .45%       .17%
                                       ----       ----       ----       ----       ----       ----
Total Portfolio Operating Expenses      .33%       .37%       .37%       .36%       .75%       .47%
Expense Reimbursement** ..........     (.03)%     (.07)%     (.07)%     (.06)%     (.45)%     (.17)%
                                       ----       ----       ----       ----       ----       ----
Net Expenses .....................      .30%       .30%       .30%       .30%       .30%       .30%

----------
* "Other Expenses" are based on estimated amounts for the current fiscal year with respect to the California Tax-Free and New York Tax-Free Portfolios.

** Reflects Alliance's contractual reimbursement during the Portfolios' respective current fiscal years of a portion of each Portfolio's operating expenses so that each Portfolio's expense ratio does not exceed .30%. This reimbursement extends through the end of the Portfolio's current fiscal year and may be extended by Alliance for additional one year terms.

EXAMPLES***

The examples are to help you compare the cost of investing in a Portfolio with the cost of investing in other funds. They assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, the Portfolio's operating expenses stay the same, and all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                Govern-                     California  New York
                        Prime    ment   Treasury  Tax-Free   Tax-Free   Tax-Free
                        =====   ======= ========  ========  ==========  ========
1 Year .............    $ 31     $ 31     $ 31      $ 31       $ 31       $ 31
3 Years ............    $103     $112     $112      $110       $195       $134
5 Years ............    $182     $201     $201      $196         --         --
10 Years ...........    $415     $461     $461      $450         --         --

----------
*** These examples assume that Alliance's agreement to bear a portion of each Portfolio's operating expenses is not extended beyond its initial period of one year.



--------------------------------------------------------------------------------
    OTHER INFORMATION ABOUT THE PORTFOLIOS' OBJECTIVES, STRATEGIES, AND RISKS
--------------------------------------------------------------------------------

      This section of the prospectus provides a more complete description of the investment objectives and principal strategies and risks of the Portfolios.

      Please note:

      o Additional descriptions of each Portfolio's strategies and investments, as well as other strategies and investments not described below, may be found in the Portfolios' Statement of Additional Information or SAI.

      o There can be no assurance that any Portfolio will achieve its investment objectives.

      o Except as noted, the Portfolios' investment objectives and strategies are not fundamental and thus can be changed without a shareholder vote. The investment objectives of the Prime Portfolio are fundamental.

Investment Objectives and Strategies

      As money market funds, the Portfolios must meet the requirements of Securities and Exchange Commission Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity and diversification of each Portfolio's investments. Under that Rule, each Portfolio's investments must each have a remaining maturity of no more than 397 days, which is a fundamental policy for each Portfolio except for the Treasury, California Tax-Free and New York Tax-Free Portfolios, and each Portfolio must maintain an average weighted maturity that does not exceed 90 days.

Prime Portfolio

      The Prime Portfolio, as a matter of fundamental policy, pursues its objectives by maintaining a portfolio of high-quality money market securities. The Prime Portfolio's investments may include:


      o marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

      o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits that are issued or guaranteed by (i) banks or savings and loan associations that are members of the Federal Deposit Insurance Corporation, or
(ii) foreign branches of U.S. banks and U.S. branches of foreign banks that have total assets of at least $1 billion (rated or determined by Alliance to be of comparable quality);

      o high-quality commercial paper (or if not rated, commercial paper determined by Alliance to be of comparable quality) issued by U.S. or foreign companies and participation interests in loans made to companies that issue such commercial paper;

      o adjustable rate obligations;

      o asset-backed securities;

      o restricted securities (i.e., securities subject to legal or contractual restrictions on resale); and

      o repurchase agreements that are fully collateralized.

      As a matter of fundamental policy, the Portfolio does not invest 25% or more of its assets in securities of issuers whose principal business activities are in the same industry. This limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to bank obligations, including certificates of deposit, bankers' acceptances and interest-bearing savings deposits, issued by U.S. banks (including their foreign branches) and U.S. branches of foreign banks subject to the same regulation as U.S. banks.

Government Portfolio

      As a matter of fundamental policy, the Government Portfolio normally invests substantially all of its assets in marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (which may bear adjustable rates of interest) and repurchase agreements related thereto.

      The Government Portfolio may commit up to 15% of its net assets to the purchase of when-issued U.S. Government securities.

      As an operating policy, which may be changed without shareholder approval, the Portfolio seeks to invest in securities that are legal investments for Federal credit unions.

Treasury Portfolio

      The Treasury Portfolio normally invests at least 80% of its net assets in U.S. Treasury securities and repurchase agreements relating to U.S. Treasury securities. These securities may bear adjustable rates of interest. This policy may not be changed without 60 days' prior written notice to shareholders.

      The Treasury Portfolio may commit up to 15% of its net assets to the purchase of when-issued U.S. Treasury securities.

      As an operating policy, which may be changed without shareholder approval, the Portfolio (i) attempts to invest in securities that comply with requirements of New Jersey law in order to be an eligible investment for boards of education and other local governmental units in New Jersey, and (ii) does not invest in securities maintained under the U.S. Treasury STRIPS program or in repurchase agreements involving these types of securities.

Tax-Free Portfolio

      The Tax-Free Portfolio seeks maximum current income that is exempt from Federal income taxes by investing principally in a diversified portfolio of high-grade municipal securities. As a matter of fundamental policy, the Portfolio normally invests at least 80% of its net assets in high-quality municipal securities. The Portfolio's income may be subject to state or local income taxes.

      The Portfolio will limit its investments so that no more than 20% of its total income is derived from municipal securities that bear interest subject to the Federal alternative minimum tax (the "AMT").

California Tax-Free Portfolio


      The California Tax-Free Portfolio pursues its objectives by investing in high-quality municipal securities and, as a matter of fundamental policy, normally will invest at least 80% of its net assets in these securities. Although the Portfolio may invest up to 20% of its total assets in taxable money market securities, substantially all of the Portfolio's income normally will be tax-exempt. The Portfolio may purchase municipal securities issued by other states if Alliance believes that suitable municipal securities of California are not available for investment. To the extent of its investments in other states' municipal securities, the Portfolio's income will be exempt only from Federal income tax, not state personal income tax.

      As a matter of fundamental policy, the Portfolio normally invests at least 80% of its net assets, at the time of investment, in a portfolio of high-quality municipal securities issued by the State of California or its political subdivisions, or securities otherwise exempt from California state personal income tax. The Portfolio also may invest in restricted securities (i.e., securities subject to legal or contractual restrictions on resale). The Portfolio will limit its investments so that no more than 20% of its total income is derived from municipal securities that bear interest subject to the AMT.

New York Tax-Free Portfolio

      The New York Tax-Free Portfolio pursues its objectives by investing in high-quality municipal securities and, as a matter of fundamental policy, normally will invest at least 80% of its net assets in these securities. Although the Portfolio may invest up to 20% of its total assets in taxable money market securities, substantially all of the Portfolio's income normally will be tax-exempt. The Portfolio may purchase municipal securities issued by other states if Alliance believes that suitable municipal securities of New York are not available for investment. To the extent of its investments in other states' municipal securities, the Portfolio's income will be exempt only from Federal income tax, not state personal income tax.

      As a matter of fundamental policy, the Portfolio normally invests at least 80% of its net assets, at the time of investment, in a portfolio of high-quality municipal securities issued by the State of New York or its political subdivisions, or securities otherwise exempt from New York state personal income tax. The Portfolio also may invest in restricted securities (i.e., securities subject to legal or contractual restrictions on resale). The Portfolio will limit its investments so that no more than 20% of its total income is derived from municipal securities that bear interest subject to the AMT.


      Municipal Securities. The Tax-Free, California Tax-Free and New York Tax-Free Portfolios' investments in municipal securities include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of 397 days or less. Examples include tax anticipation and revenue anticipation notes, which are generally issued in anticipation of various seasonal revenues, bond anticipation notes, and tax-exempt commercial paper. Short-term municipal bonds may include general obligation bonds, which are secured by the issuer's pledge of its faith, credit, and taxing power for payment of principal and interest, and revenue bonds, which are generally paid from the revenue of a particular facility or a specific excise or other source.

      The Tax-Free, California Tax-Free and New York Tax-Free Portfolios may invest in adjustable rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. These adjustments tend to minimize changes in the market value of the obligation and, accordingly, enhance the ability of a Portfolio to maintain a stable net asset value. Adjustable rate securities purchased may include participation interests in private activity bonds backed by letters of credit of Federal Deposit Insurance Corporation member banks having total assets of more than $1 billion.

      The Tax-Free, California Tax-Free and New York Tax-Free Portfolios' municipal securities at the time of purchase are rated within the two highest quality ratings of Moody's or Standard & Poor's or judged by Alliance to be of comparable quality.

      The Tax-Free, California Tax-Free and New York Tax-Free Portfolios also may invest in stand-by commitments, which may involve certain expenses and risks, but the Portfolios do not expect their investment in stand-by commitments to comprise a significant portion of their investments. In addition, the California Tax-Free and New

York Tax-Free Portfolios may purchase when-issued securities and the Tax-Free Portfolio may commit up to 15% of its net assets to the purchase of such securities.

      Taxable Investments. The Tax-Free, California Tax-Free and New York Tax-Free Portfolios may invest in taxable instruments including obligations of the U.S. Government and its agencies, high-quality certificates of deposit and bankers' acceptances, prime commercial paper, and repurchase agreements.

Risk Considerations

      The Portfolios' principal risks are interest rate risk and credit risk. Because the Portfolios invest in short-term securities, a decline in interest rates will affect the Portfolios' yields as these securities mature or are sold and the Portfolios purchase new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolios invest in securities with short maturities and seek to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

      Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolios invest in highly-rated securities to minimize credit risk.

      The quality and liquidity of the Tax-Free, California Tax-Free and New York Tax-Free Portfolios' investments in municipal securities are supported by credit and liquidity enhancements, such as letters of credit, from third-party financial institutions. Each Portfolio continuously monitors the credit quality of third-parties; however, changes in the credit quality of these financial institutions could cause the Portfolio's investments backed by that institution to lose value and affect the Portfolio's share price.

      The Tax-Free, California Tax-Free and New York Tax-Free Portfolios face municipal market risk. This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the California Tax-Free and New York Tax-Free Portfolios invest a large portion of their assets in the named state's municipal securities, they are more vulnerable to events adversely affecting that state, including economic, political or regulatory occurrences. A Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

      The Portfolios may invest up to 10% of their net assets in illiquid securities, including illiquid restricted securities (with respect to each Portfolio except the Tax-Free Portfolio). Investments in illiquid securities may be subject to liquidity risk, which is the risk that, under certain circumstances, particular investments may be difficult to sell at an advantageous price. Illiquid restricted securities also are subject to the risk that a Portfolio may be unable to sell the security due to legal or contractual restrictions on resale.

      The Portfolios' investments in U.S. dollar-denominated obligations (or credit and liquidity enhancements) of foreign branches of U.S. banks, U.S. branches of foreign banks, and commercial paper of foreign companies may be subject to foreign risk. Foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes nationalization, expropriation or confiscatory taxation, political changes or diplomatic developments that could adversely affect a Portfolio's investments.

      The Portfolios also are subject to management risk because they are actively managed portfolios. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there is no guarantee that its techniques will produce the intended result.

--------------------------------------------------------------------------------
                          MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

      The Portfolios' investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment adviser managing client accounts with assets as of June 30, 2001 totaling more than $465 billion (of which more than $176 billion represented assets of investment companies). As of June 30, 2001, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 36 of the nation's FORTUNE 100 companies), for public employee retirement funds in 41 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 50 registered investment companies, managed by Alliance, comprising 141 separate investment portfolios, currently have approximately 7.0 million shareholder accounts.

      Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each Portfolio (except the New York Tax-Free Portfolio, which had not yet commenced operations) paid Alliance, for the fiscal year ended April 30, 2001, as a percentage of average daily net assets, .20%. The New York Tax-Free Portfolio pays Alliance a fee at an annualized rate of .20% as a percentage of average daily net assets.


      Alliance may make payments from time to time from its own resources, which may include the management fees paid by the Portfolios, to compensate your broker-dealer, depository institutions, or other persons for providing distribution assistance and administrative services and to otherwise promote the sale of Class B shares of the Portfolios, including paying for the preparation, printing and distribution of prospectuses and sales literature or other promotional activities. Financial intermediaries may receive different compensation for selling the Portfolios' Class B shares and Class A and Class C shares, which are not offered in this prospectus.

--------------------------------------------------------------------------------
                           PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------

How the Portfolios Value Their Shares

      Each of the Portfolios' net asset value, or NAV, which is the price at which shares of the Portfolios are sold and redeemed, is expected to be constant at $1.00 per share, although this price is not guaranteed. The NAV is calculated at 12:00 Noon and 4:00 p.m., Eastern time, on each Portfolio business day (i.e., each weekday exclusive of days the New York Stock Exchange or the banks in Massachusetts are closed) except for the Tax-Free, California Tax-Free and New York Tax-Free Portfolios, which is calculated at 12:00 Noon, Eastern time.

      To calculate NAV, the Portfolios' assets are valued and totaled, liabilities subtracted and the balance, called net assets, is divided by the number of shares outstanding. Each Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

How To Buy Shares

      o Initial Investment

      You may purchase Class B shares through your financial intermediary by instructing the intermediary to invest in one or more of the Portfolios.



      The minimum investment amount is $1,000,000 in the aggregate among the Portfolios. There is no minimum for subsequent investments. The Portfolios reserve the right to vary the minimum investment amounts.

      o Subsequent Investments

      By Check:

      Mail or deliver your check or negotiable draft payable to your financial intermediary, who will deposit it into the Portfolio(s). Please designate the appropriate Portfolio and indicate your brokerage account number, if applicable, on the check or draft.

      By Sweep:

      Your financial intermediary may offer an automatic "sweep" for the Portfolio in the operation of brokerage cash accounts for its customers. Contact your financial intermediary to determine if a sweep is available and what the sweep parameters are.

      If you invest by a check drawn on a member of the Federal Reserve System, the check will be converted to Federal funds in one business day following receipt and then invested in the Portfolio. If you invest by a check drawn on a bank that is not a member of the Federal Reserve System, the check may take longer to be converted and invested. All payments must be in U.S. dollars.

How To Sell Shares

      You may "redeem" your shares (i.e., sell your shares) on any Portfolio business day by contacting your financial intermediary. If you recently purchased shares by check or electronic funds transfer, you cannot redeem your investment until the Portfolio is reasonably satisfied the check has cleared (which may take up to 15 days).

      You also may redeem your shares:

      o By Sweep:

      If your financial intermediary offers an automatic sweep arrangement, the sweep will automatically transfer from your Portfolio account sufficient amounts to cover security purchases in your brokerage account.

      o By Checkwriting:

      With this service, you may write checks made payable to any payee. First, you must fill out a signature card which you may obtain from your financial intermediary. If you wish to establish this checkwriting service subsequent to the opening of your Portfolio account, contact your financial intermediary. There is no charge for this service, except that State Street Bank will impose its normal charges for checks that are returned unpaid because of insufficient funds or for checks upon which you have placed a stop order. The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented for payment. You can not write checks for more than the principal balance (not including any accrued dividends) in your account.

Other

      Each Portfolio, except the Tax-Free, California Tax-Free and New York Tax-Free Portfolios, has two transaction times each Portfolio business day, 12:00 Noon and 4:00 p.m., Eastern time. The Tax-Free, California Tax-Free and New York Tax-Free Portfolios have one transaction time each Portfolio business day, 12:00 Noon, Eastern time. Investments receive the full dividend for a day if the investor's telephone order is received by Alliance Global Investor Services, Inc., ("AGIS") by 4:00 p.m., Eastern time, for the Prime, Government or Treasury Portfolio and Federal funds or bank wire monies are received by State Street Bank before 4:00 p.m. on that day. For the Tax-Free, California Tax-Free and New York Tax-Free Portfolios, investments receive the full dividend for a day if the investor's telephone order is received by AGIS by 12:00 Noon, Eastern time, and Federal funds or bank wire monies are secured by State Street Bank before 4:00 p.m. on that day.

      Redemption proceeds are normally wired the same business day if a redemption request is received by AGIS prior to 4:00 p.m., Eastern time, for the Prime, Government and Treasury Portfolios and 12:00 Noon, Eastern Time for the Tax-Free, California Tax-Free and New York Tax-Free Portfolios, but in no event later than seven days, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities and Exchange Commission or to certain other unusual conditions. Shares do not earn dividends on the day a redemption is effected.

      A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial representative or other financial intermediary with respect to the purchase, sale or exchange of shares made through these financial intermediaries. These financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Portfolios.

--------------------------------------------------------------------------------
                       DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

      The Portfolios' net income is calculated and paid daily as dividends to shareholders. The dividends are automatically invested in additional shares in your account. These additional shares are entitled to dividends on following days resulting in compounding growth of income. The Portfolios expect that their distributions will primarily consist of net income, or, if any, short-term capital gains as opposed to long-term capital gains. For Federal income tax purposes, the Portfolios' dividend distributions of net income (or short-term capital gains) will be taxable to you as ordinary income. Any long-term capital gains distributions may be taxable to you as long-term capital gains. The Portfolios' distributions also may be subject to certain state and local taxes.

      Distributions of tax-exempt interest income earned by the Tax-Free, California Tax-Free and New York Tax-Free Portfolios are not subject to Federal income tax (other than AMT), but may be subject to state or local income taxes. Any exempt interest dividends derived from interest on municipal securities subject to the AMT will be a tax preference item for purposes of the Federal individual and corporate AMT.

      California Tax-Free Portfolio. Distributions to residents of California out of income earned by the Portfolio from California municipal securities are exempt from California personal income taxes.


      New York Tax-Free Portfolio. Distributions to residents of New York out of income earned by the Portfolio from New York municipal securities are exempt from New York personal income taxes.


      Each year shortly after December 31, the Portfolios will send you tax information stating the amount and type of all its distributions for the year.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

      The Portfolios reserve the right to close an account that through redemption is, in the aggregate among Portfolios, less than $500,000. The Portfolios will send shareholders 60 days' written notice to increase the account value before the Portfolios close the account.

      During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase or sell shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The financial highlights table is intended to help you understand a Portfolio's financial performance for the period of its operations. No information is provided for the New York Tax-Free Portfolio because it did not commence operations until after April 30, 2001. Certain information reflects financial information for a single Portfolio share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming investment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, the Portfolios' independent accountants, for the fiscal years ended April 30, 2001 and April 30, 2000 and by other independent accountants for periods prior to the fiscal year ended April 30, 2000. The report of PricewaterhouseCoopers LLP, along with the Portfolios' financial statements, appears in the Portfolios' Annual Reports, which are available upon request.


                                                               PRIME PORTFOLIO
                                                       =================================
                                                                              August 14,
                                                       Year Ended April 30,   1998(c) to
                                                       ===================    April 30,
                                                         2001        2000        1999
                                                       =======     =======    ==========
Net asset value, beginning of period ...............   $  1.00     $  1.00     $  1.00
                                                       -------     -------     -------

Income From Investment Operations
Net investment income (a) ..........................     .0602       .0530       .0358
                                                       -------     -------     -------

Less: Dividends
Dividends from net investment income ...............    (.0602)     (.0530)     (.0358)
                                                       -------     -------     -------
Net asset value, end of period .....................   $  1.00     $  1.00     $  1.00
                                                       =======     =======     =======
Total Return
Total investment return based on net asset value (b)      6.20%       5.44%       3.65%

Ratios/Supplemental Data
Net assets, end of period (in millions) ............   $ 2,387     $ 1,871     $   536
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements .....       .30%        .30%        .30%(d)
   Expenses, before waivers and reimbursements .....       .33%        .34%        .36%(d)
   Net investment income (a) .......................      5.93%       5.44%       4.82%(d)

                                                             GOVERNMENT PORTFOLIO
                                                       =================================
                                                                              August 07,
                                                       Year Ended April 30,   1998(c) to
                                                       ===================    April 30,
                                                         2001        2000        1999
                                                       =======     =======    ==========
Net asset value, beginning of period ...............   $  1.00     $  1.00     $  1.00
                                                       -------     -------     -------

Income From Investment Operations
Net investment income (a) ..........................     .0594       .0516       .0361
                                                       -------     -------     -------

Less: Dividends
Dividends from net investment income ...............    (.0594)     (.0516)     (.0361)
                                                       -------     -------     -------
Net asset value, end of period .....................   $  1.00     $  1.00     $  1.00
                                                       =======     =======     =======

Total Return
Total investment return based on net asset value (b)      6.12%       5.29%       3.68%

Ratios/Supplemental Data
Net assets, end of period (in millions) ............   $   696     $   198     $   136
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements .....       .30%        .30%        .30%(d)
   Expenses, before waivers and reimbursements .....       .37%        .37%        .41%(d)
   Net investment income (a) .......................      5.78%       5.19%       4.73%(d)

----------

See footnote summary on page 15


                                                              TREASURY PORTFOLIO
                                                       ==================================
                                                                              October 15,
                                                       Year Ended April 30,   1998(c) to
                                                       ===================     April 30,
                                                         2001        2000         1999
                                                       =======     =======    ===========
Net asset value, beginning of period ...............   $  1.00     $  1.00     $  1.00
                                                       -------     -------     -------

Income From Investment Operations
Net investment income (a) ..........................     .0566       .0494       .0143
                                                       -------     -------     -------

Less: Dividends
Dividends from net investment income ...............    (.0566)     (.0494)     (.0143)
                                                       -------     -------     -------
Net asset value, end of period .....................   $  1.00     $  1.00     $  1.00
                                                       =======     =======     =======

Total Return
Total investment return based on net asset value (b)      5.83%       5.05%       1.44%

Ratios/Supplemental Data
Net assets, end of period (in millions) ............   $    18     $    85     $    15
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements .....       .30%        .30%        .30%(d)
   Expenses, before waivers and reimbursements .....       .37%        .47%       1.08%(d)
   Net investment income (a) .......................      5.48%       5.04%       4.42%(d)

                                                               TAX-FREE PORTFOLIO
                                                       =================================
                                                                              August 17,
                                                       Year Ended April 30,   1998(c) to
                                                       ===================    April 30,
                                                         2001        2000        1999
                                                       =======     =======    ==========
Net asset value, beginning of period ...............   $  1.00     $  1.00     $  1.00
                                                       -------     -------     -------

Income From Investment Operations
Net investment income (a) ..........................     .0378       .0333       .0210
                                                       -------     -------     -------

Less: Dividends
Dividends from net investment income ...............    (.0378)     (.0333)     (.0210)
                                                       -------     -------     -------
Net asset value, end of period .....................   $  1.00     $  1.00     $  1.00
                                                       =======     =======     =======

Total Return
Total investment return based on net asset value (b)      3.85%       3.37%       2.13%

Ratios/Supplemental Data
Net assets, end of period (in millions) ............   $   616     $   375     $   193
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements .....       .30%        .30%        .30%(d)
   Expenses, before waivers and reimbursements .....       .36%        .37%        .42%(d)
   Net investment income (a) .......................      3.67%       3.37%       2.88%(d)
</TABLE

----------

See footnote summary on page 15.


                                       14

                                                                  CALIFORNIA
                                                                   TAX-FREE
                                                                   PORTFOLIO
                                                                 ============
                                                                 November 28,
                                                                  2000(c) to
                                                                   April 30,
                                                                     2001
                                                                 ============


Net asset value, beginning of period ...........................   $   1.00
                                                                   --------

Income From Investment Operations
Net investment income (a) ......................................      .0117
                                                                   --------

Less: Dividends
Dividends from net investment income ...........................     (.0117)
                                                                   --------
Net asset value, end of period .................................   $   1.00
                                                                   ========

Total Return
Total investment return based on net asset value (b) ...........       1.18%

Ratios/Supplemental Data
Net assets, end of period (in millions) ........................        $33
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements .................        .30%(d)
   Expenses, before waivers and reimbursements .................        .75%(d)
   Net investment income (a) ...................................       2.76%(d)

----------


(a)   Net of expenses reimbursed or waived by the Adviser.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(c)   Commencement of distribution.

(d)   Annualized.

--------------------------------------------------------------------------------
Privacy Notice (This information is not part of the Prospectus.)

      Alliance, the Alliance Family of Funds and Alliance Fund Distributors, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

      It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.
--------------------------------------------------------------------------------

For more information about the Portfolios, the following documents are available upon request:

o     Annual/Semi-Annual Reports to Shareholders

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments.

o     Statement of Additional Information (SAI)

The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI is incorporated by reference into (and is legally part of) this prospectus.

You may request a free copy of a current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolios, by contacting your broker or other financial intermediary, or by contacting Alliance:

By mail:          c/o Alliance Global Investor Services, Inc.
                  P.O. Box 1520,
                  Secaucus, New Jersey 07096

By phone:         For Information and Literature:
                  (800) 824-1916

Or you may view or obtain these documents from the Securities and Exchange
Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Wash. DC 20549-0102

On the Internet:  www.sec.gov

You may also find more information about Alliance and the Portfolios on the Internet at: www.Alliancecapital.com.

--------------------------------------------------------------------------------


Table of Contents
=================

RISK/RETURN SUMMARY .......................................................    2
   Performance and Bar Chart Information ..................................    3
FEES AND EXPENSES OF THE PORTFOLIOS .......................................    5
OTHER INFORMATION ABOUT THE PORTFOLIOS'
   OBJECTIVES, STRATEGIES, AND RISKS ......................................    5
   Investment Objectives and Strategies ...................................    5
   Prime Portfolio ........................................................    6
   Government Portfolio ...................................................    6
   Treasury Portfolio .....................................................    6
   Tax-Free Portfolio .....................................................    6
   California Tax-Free Portfolio ..........................................    7
   New York Tax-Free Portfolio ............................................    7
Risk Considerations .......................................................    8
MANAGEMENT OF THE PORTFOLIOS ..............................................    9
PURCHASE AND SALE OF SHARES ...............................................    9
   How The Portfolios Value Their Shares ..................................    9
   How To Buy Shares ......................................................    9
   How To Sell Shares .....................................................   10
   Other ..................................................................   10
DIVIDENDS, DISTRIBUTIONS AND TAXES ........................................   11
GENERAL INFORMATION .......................................................   12
FINANCIAL HIGHLIGHTS ......................................................   13

--------------------------------------------------------------------------------
                                                               File No. 33-34001

--------------------------------------------------------------------------------

Alliance
Institutional
Reserves

o Prime Portfolio
o Government Portfolio
o Treasury Portfolio
o Tax-Free Portfolio
o California Tax-Free Portfolio
o New York Tax-Free Portfolio

Prospectus
Class C Shares
September 1, 2001

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

      Alliance Institutional Reserves, Inc. consists of seven distinct Portfolios. This prospectus describes the Class C shares of six of the Portfolios--the Prime Portfolio, Government Portfolio, Treasury Portfolio, Tax-Free Portfolio, California Tax-Free Portfolio and New York Tax-Free Portfolio. The Portfolios' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

--------------------------------------------------------------------------------
                               RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

      The following is a summary of certain key information about the Portfolios. You will find additional information about the Portfolios, including a detailed description of the risks of an investment in each Portfolio, after this summary.


      Objectives: The investment objectives of each Portfolio are--in the following order of priority--safety of principal, excellent liquidity and maximum current income (exempt from income taxation to the extent described in this Prospectus) to the extent consistent with the first two objectives.


      Principal Investment Strategy: The Portfolios are "money market funds" that seek to maintain a stable net asset value of $1.00 per share. Each Portfolio pursues its objectives by investing in a portfolio of high-quality, U.S. dollar-denominated money market securities. The California Tax-Free Portfolio and the New York Tax-Free Portfolio are non-diversified and only offered to residents of the named states.

      The Portfolios invest primarily in the following money market securities:

      o Prime Portfolio Obligations of the U.S. Government, its agencies or instrumentalities, obligations of certain banks and savings and loan associations, asset-backed securities and high-quality securities of corporate issuers (including adjustable rate securities).

      o Government Portfolio Obligations of the U.S. Government, its agencies or instrumentalities and repurchase agreements.

      o Treasury Portfolio Obligations of the U.S. Treasury, such as bills, notes and bonds and repurchase agreements.

      o Tax-Free Portfolio High-quality state and municipal government tax-exempt debt obligations.

      o California Tax-Free Portfolio High-quality municipal securities issued by the State of California or its political subdivisions or securities otherwise exempt from California state personal income tax.

      o New York Tax-Free Portfolio High-quality municipal securities issued by the State of New York or its political subdivisions or securities otherwise exempt from New York state personal income tax.

      Principal Risks: The principal risks of investing in each Portfolio are:

      o Interest Rate Risk This is the risk that changes in interest rates will adversely affect the yield or value of a Portfolio's investments in debt securities.

      o Credit Risk This is the risk that the issuer or guarantor of a debt security will be unable or unwilling to make timely interest or principal payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk includes the possibility that any of a Portfolio's investments will have its credit ratings downgraded.

      In addition, a principal risk of investing in the Tax-Free Portfolio, California Tax-Free Portfolio and New York Tax-Free Portfolio is:


      o Municipal Market Risk This is the risk that special factors, such as political and legislative changes and local business and economic developments, may adversely affect the yield or value of a Portfolio's investments. Because the California Tax-Free and the New York Tax-Free Portfolios invest a large portion of their assets in a particular state's municipal securities, they are more vulnerable to events adversely affecting that state, including economic, political or regulatory occurrences.


      o Diversification Risk The Portfolios that invest in particular states may invest more of their assets in a relatively small number of issuers with greater concentration of risk. Factors affecting these issuers can have a more significant effect on these Portfolios.

      Another important thing for you to note:

      An investment in the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolios seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios.

PERFORMANCE AND BAR CHART INFORMATION

      For each Portfolio, the Risk/Return Summary includes a table showing the Portfolio's average annual total returns and a bar chart showing the Portfolio's annual total returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

      o the Portfolio's average annual total returns for one year and the life of the Portfolio; and

      o changes in the Portfolio's performance from year to year over the life of the Portfolio.

      A Portfolio's past performance does not necessarily indicate how it will perform in the future.

      You may obtain current seven-day yield information for any Portfolio by calling (800) 237-5822 or your financial intermediary.


Prime Portfolio

                                PERFORMANCE TABLE

                                                                          Since
                                                            1 Year    Inception*
--------------------------------------------------------------------------------
                                                             6.17%        5.47%
--------------------------------------------------------------------------------

*     Inception date: 7/13/98.

                                   BAR CHART

   [The following table was depicted as a bar chart in the printed material.]

                               Calendar Year End

91      92      93      94      95      96      97      98      99      00
n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a     4.94%   6.17%

      Through June 30, 2001, the year to date unannualized return for the Portfolio was 2.41%. During the period shown in the bar chart, the highest return for a quarter was 1.59% (quarter ending September 30, 2000) and the lowest return for a quarter was 1.14% (quarter ending June 30, 1999).

Government Portfolio

                                PERFORMANCE TABLE

                                                                         Since
                                                           1 Year    Inception**
--------------------------------------------------------------------------------
                                                            6.04%        5.37%
--------------------------------------------------------------------------------

**    Inception date: 10/21/98.

                                   BAR CHART

   [The following table was depicted as a bar chart in the printed material.]

                               Calendar Year End

91      92      93      94      95      96      97      98      99      00
n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a     4.86%   6.04%

      Through June 30, 2001, the year to date unannualized return for the Portfolio was 2.39%. During the period shown in the bar chart, the highest return for a quarter was 1.55% (quarter ending December 31, 2000) and the lowest return for a quarter was 1.13% (quarter ending March 31, 1999).

Treasury Portfolio

                                PERFORMANCE TABLE

                                                                        Since
                                                          1 Year    Inception***
--------------------------------------------------------------------------------
                                                           5.84%        5.13%
--------------------------------------------------------------------------------

***   Inception date: 10/15/98.

                                   BAR CHART

   [The following table was depicted as a bar chart in the printed material.]

                               Calendar Year End

91      92      93      94      95      96      97      98      99      00
n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a     4.58%   5.84%

      Through June 30, 2001, the year to date unannualized return for the Portfolio was 2.18%. During the period shown in the bar chart, the highest return for a quarter was 1.51% (quarter ending December 31, 2000) and the lowest return for a quarter was 1.06% (quarter ending March 31, 1995).

Tax-Free Portfolio

                                PERFORMANCE TABLE

                                                                       Since
                                                         1 Year    Inception****
--------------------------------------------------------------------------------
                                                          3.82%        3.36%
--------------------------------------------------------------------------------

****  Inception date: 9/8/98.

                                   BAR CHART

   [The following table was depicted as a bar chart in the printed material.]

                               Calendar Year End

91      92      93      94      95      96      97      98      99      00
n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a     2.89%   3.82%

      Through June 30, 2001, the year to date unannualized return for the Portfolio was 1.44%. During the period shown in the bar chart, the highest return for a quarter was 3.49% (quarter ending June 30, 2000) and the lowest return for a quarter was .63% (quarter ending March 31, 1999).

      There is no performance table or bar chart for the California Tax-Free and the New York Tax-Free Portfolios because these Portfolios have not completed a full calendar year of operations.

--------------------------------------------------------------------------------
                       FEES AND EXPENSES OF THE PORTFOLIOS
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

Shareholder Fees (fees paid directly from your investment)

None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                                   ANNUAL PORTFOLIO OPERATING EXPENSES
                                       =============================================================
                                                 Govern-                        California  New York
                                       Prime      ment     Treasury   Tax-Free   Tax-Free   Tax-Free
                                       =====     =======   =======    ========  ==========  ========
Management Fees ..................      .20%       .20%       .20%       .20%       .20%       .20%
Distribution (12b-1) Fees ........      .25%       .25%       .25%       .25%       .25%       .25%
Other Expenses* ..................      .04%       .07%       .08%       .06%       .24%       .11%
                                       ----       ----       ----       ----       ----       ----
Total Portfolio Operating Expenses      .49%       .52%       .53%       .51%       .69%       .56%
Expense Reimbursement** ..........     (.04)%     (.07)%     (.08)%     (.06)%     (.24)%     (.11)%
                                       ----       ----       ----       ----       ----       ----
Net Expenses .....................      .45%       .45%       .45%       .45%       .45%       .45%


----------
* "Other Expenses" are based on estimated amounts for the current fiscal year with respect to the California Tax-Free and the New York Tax-Free Portfolios.



** Reflects Alliance's contractual reimbursement during the Portfolios' respective current fiscal years of a portion of each Portfolio's operating expenses so that each Portfolio's expense ratio does not exceed .45%. This reimbursement extends through the end of the Portfolio's current fiscal year and may be extended by Alliance for additional one year terms.


EXAMPLES***

The examples are to help you compare the cost of investing in a Portfolio with the cost of investing in other funds. They assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, the Portfolio's operating expenses stay the same, and all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                Govern-                     California  New York
                        Prime    ment    Treasury  Tax-Free  Tax-Free   Tax-Free
                        =====   =======  ========  ======== ==========  ========
1 Year .............    $ 46     $ 46      $ 46      $ 46      $ 46       $ 46
3 Years ............    $153     $160      $162      $158      $197       $168
5 Years ............    $270     $284      $288      $279        --         --
10 Years ...........    $612     $646      $657      $635        --         --


----------


*** These examples assume that Alliance's agreement to bear a portion of each Portfolio's operating expenses is not extended beyond its initial period of one year.
--------------------------------------------------------------------------------
    OTHER INFORMATION ABOUT THE PORTFOLIOS' OBJECTIVES, STRATEGIES, AND RISKS
--------------------------------------------------------------------------------

      This section of the prospectus provides a more complete description of the investment objectives and principal strategies and risks of the Portfolios.

      Please note:

      o Additional descriptions of each Portfolio's strategies and investments, as well as other strategies and investments not described below, may be found in the Portfolios' Statement of Additional Information or SAI.

      o There can be no assurance that any Portfolio will achieve its investment objectives.


      o Except as noted, the Portfolios' investment objectives and strategies are not fundamental and thus can be changed without a shareholder vote. The investment objectives of the Prime Portfolio are fundamental.


Investment Objectives and Strategies

      As money market funds, the Portfolios must meet the requirements of Securities and Exchange Commission Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity and diversification of each Portfolio's investments. Under that Rule, each Portfolio's investments must each have a remaining maturity of no more than 397 days, which is a fundamental policy for each Portfolio except for the Treasury, California Tax-Free and New York Tax-Free Portfolios, and each Portfolio must maintain an average weighted maturity that does not exceed 90 days.


Prime Portfolio

      The Prime Portfolio, as a matter of fundamental policy, pursues its objectives by maintaining a portfolio of high-quality money market securities. The Prime Portfolio's investments may include:


      o marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

      o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits that are issued or guaranteed by (i) banks or savings and loan associations that are members of the Federal Deposit Insurance Corporation, or
(ii) foreign branches of U.S. banks and U.S. branches of foreign banks that have total assets of at least $1 billion (rated or determined by Alliance to be of comparable quality);

      o high-quality commercial paper (or if not rated, commercial paper determined by Alliance to be of comparable quality) issued by U.S. or foreign companies and participation interests in loans made to companies that issue such commercial paper;

      o adjustable rate obligations;

      o asset-backed securities;

      o restricted securities (i.e., securities subject to legal or contractual restrictions on resale); and

      o repurchase agreements that are fully collateralized.

      As a matter of fundamental policy, the Portfolio does not invest 25% or more of its assets in securities of issuers whose principal business activities are in the same industry. This limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to bank obligations, including certificates of deposit, bankers' acceptances and interest-bearing savings deposits, issued by U.S. banks (including their foreign branches) and U.S. branches of foreign banks subject to the same regulation as U.S. banks.

Government Portfolio

      As a matter of fundamental policy, the Government Portfolio normally invests substantially all of its assets in marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (which may bear adjustable rates of interest) and repurchase agreements related thereto.

      The Government Portfolio may commit up to 15% of its net assets to the purchase of when-issued U.S. Government securities.

      As an operating policy, which may be changed without shareholder approval, the Portfolio seeks to invest in securities that are legal investments for Federal credit unions.

Treasury Portfolio

      The Treasury Portfolio normally invests at least 80% of its net assets in U.S. Treasury securities and repurchase agreements relating to U.S. Treasury securities. These securities may bear adjustable rates of interest. This policy may not be changed without 60 days' prior written notice to shareholders.

      The Treasury Portfolio may commit up to 15% of its net assets to the purchase of when-issued U.S. Treasury securities.

      As an operating policy, which may be changed without shareholder approval, the Portfolio (i) attempts to invest in securities that comply with requirements of New Jersey law in order to be an eligible investment for boards of education and other local governmental units in New Jersey, and (ii) does not invest in securities maintained under the U.S. Treasury STRIPS program or in repurchase agreements involving these types of securities.

Tax-Free Portfolio

      The Tax-Free Portfolio seeks maximum current income that is exempt from Federal income taxes by investing principally in a diversified portfolio of high-grade municipal securities. As a matter of fundamental policy, the Portfolio normally invests at least 80% of its net assets in high-quality municipal securities. The Portfolio's income may be subject to state or local income taxes.

      The Portfolio will limit its investments so that no more than 20% of its total income is derived from municipal securities that bear interest subject to the Federal alternative minimum tax (the "AMT").

California Tax-Free Portfolio

      The California Tax-Free Portfolio pursues its objectives by investing in high-quality municipal securities and, as a matter of fundamental policy, normally will invest at least 80% of its net assets in these securities. Although the Portfolio may invest up to 20% of its total assets in taxable money market securities, substantially all of the Portfolio's income normally will be tax-exempt. The Portfolio may purchase municipal securities issued by other states if Alliance believes that suitable municipal securities of California are not available for investment. To the extent of its investments in other states' municipal securities, the Portfolio's income will be exempt only from Federal income tax, not state personal income tax.

      As a matter of fundamental policy, the Portfolio normally invests at least 80% of its net assets, at the time of investment, in a portfolio of high-quality municipal securities issued by the State of California or its political subdivisions, or securities otherwise exempt from California state personal income tax. The Portfolio also may invest in restricted securities (i.e., securities subject to legal or contractual restrictions on resale). The Portfolio will limit its investments so that no more than 20% of its total income is derived from municipal securities that bear interest subject to the AMT.

New York Tax-Free Portfolio

      The New York Tax-Free Portfolio pursues its objectives by investing in high-quality municipal securities and, as a matter of fundamental policy, normally will invest at least 80% of its net assets in these securities. Although the Portfolio may invest up to 20% of its total assets in taxable money market securities, substantially all of the Portfolio's income normally will be tax-exempt. The Portfolio may purchase municipal securities issued by other states if Alliance believes that suitable municipal securities of New York are not available for investment. To the extent of its investments in other states' municipal securities, the Portfolio's income will be exempt only from Federal income tax, not state personal income tax.

      As a matter of fundamental policy, the Portfolio normally invests at least 80% of its net assets, at the time of investment, in a portfolio of high-quality municipal securities issued by the State of New York or its political subdivisions, or securities otherwise exempt from New York state personal income tax. The Portfolio also may invest in restricted securities (i.e., securities subject to legal or contractual restrictions on resale). The Portfolio will limit its investments so that no more than 20% of its total income is derived from municipal securities that bear interest subject to the AMT.


      Municipal Securities. The Tax-Free, California Tax-Free and New York Tax-Free Portfolios' investments in municipal securities include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of 397 days or less. Examples include tax anticipation and revenue anticipation notes, which are generally issued in anticipation of various seasonal revenues, bond anticipation notes, and tax-exempt commercial paper. Short-term municipal bonds may include general obligation bonds, which are secured by the issuer's pledge of its faith, credit, and taxing power for payment of principal and interest, and revenue bonds, which are generally paid from the revenue of a particular facility or a specific excise or other source.

      The Tax-Free, California Tax-Free and New York Tax-Free Portfolios may invest in adjustable rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. These adjustments tend to minimize changes in the market value of the obligation and, accordingly, enhance the ability of a Portfolio to maintain a stable net asset value. Adjustable rate securities purchased may include participation interests in private activity bonds backed by letters of credit of Federal Deposit Insurance Corporation member banks having total assets of more than $1 billion.

      The Tax-Free, California Tax-Free and New York Tax-Free Portfolios' municipal securities at the time of purchase are rated within the two highest quality ratings of Moody's or Standard & Poor's or judged by Alliance to be of comparable quality.

      The Tax-Free, California Tax-Free and New York Tax-Free Portfolios also may invest in stand-by commitments, which may involve certain expenses and risks, but the Portfolios do not expect their investment in stand-by commitments to comprise a significant portion of their investments. In addition, the California Tax-Free and New

York Tax-Free Portfolios may purchase when-issued securities and the Tax-Free Portfolio may commit up to 15% of its net assets to the purchase of such securities.

      Taxable Investments. The Tax-Free, California Tax-Free and New York Tax-Free Portfolios may invest in taxable instruments including obligations of the U.S. Government and its agencies, high-quality certificates of deposit and bankers' acceptances, prime commercial paper, and repurchase agreements.

Risk Considerations

      The Portfolios' principal risks are interest rate risk and credit risk. Because the Portfolios invest in short-term securities, a decline in interest rates will affect the Portfolios' yields as these securities mature or are sold and the Portfolios purchase new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolios invest in securities with short maturities and seek to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

      Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolios invest in highly-rated securities to minimize credit risk.


      The quality and liquidity of the Tax-Free, California Tax-Free and New York Tax-Free Portfolios' investments in municipal securities are supported by credit and liquidity enhancements, such as letters of credit, from third-party financial institutions. Each Portfolio continuously monitors the credit quality of third-parties; however, changes in the credit quality of these financial institutions could cause the Portfolio's investments backed by that institution to lose value and affect the Portfolio's share price.


      The Tax-Free, California Tax-Free and New York Tax-Free Portfolios face municipal market risk
 . This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the California Tax-Free and New York Tax-Free Portfolios invest a large portion of their assets in the named state's municipal securities, they are more vulnerable to events adversely affecting that state, including economic, political or regulatory occurrences. A Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.


      The Portfolios may invest up to 10% of their net assets in illiquid securities, including illiquid restricted securities (with respect to each Portfolio except the Tax-Free Portfolio). Investments in illiquid securities may be subject to liquidity risk, which is the risk that, under certain circumstances, particular investments may be difficult to sell at an advantageous price. Illiquid restricted securities also are subject to the risk that a Portfolio may be unable to sell the security due to legal or contractual restrictions on resale.


      The Portfolios' investments in U.S. dollar-denominated obligations (or credit and liquidity enhancements) of foreign branches of U.S. banks, U.S. branches of foreign banks, and commercial paper of foreign companies may be subject to foreign risk. Foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes nationalization, expropriation or confiscatory taxation, political changes or diplomatic developments that could adversely affect a Portfolio's investments.

      The Portfolios also are subject to management risk because they are actively managed portfolios. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there is no guarantee that its techniques will produce the intended result.

--------------------------------------------------------------------------------
                          MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------


      The Portfolios' investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment adviser managing client accounts with assets as of June 30, 2001 totaling more than $465 billion (of which more than $176 billion represented assets of investment companies). As of June 30, 2001, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 36 of the nation's FORTUNE 100 companies), for public employee retirement funds in 41 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 50 registered investment companies, managed by Alliance, comprising 141 separate investment portfolios, currently have approximately 7.0 million shareholder accounts.


      Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each Portfolio (except the New York Tax-Free Portfolio, which had not yet commenced operations) paid Alliance, for the fiscal year ended April 30, 2001, as a percentage of average daily net assets, .20%. The New York Tax-Free Portfolio pays Alliance a fee at an annualized rate of .20% as a percentage of average daily net assets.

      Alliance may make payments from time to time from its own resources, which may include the management fees paid by the Portfolios, to compensate your broker-dealer, depository institutions, or other persons for providing distribution assistance and administrative services and to otherwise promote the sale of Class C shares of the Portfolios, including paying for the preparation, printing and distribution of prospectuses and sales literature or other promotional activities. Financial intermediaries may receive different compensation for selling the Portfolios' Class C shares and Class A and Class B shares, which are not offered in this prospectus.

--------------------------------------------------------------------------------
                           PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------


How the Portfolios Value Their Shares

      Each of the Portfolios' net asset value, or NAV, which is the price at which shares of the Portfolios are sold and redeemed, is expected to be constant at $1.00 per share, although this price is not guaranteed. The NAV is calculated at 12:00 Noon and 4:00 p.m., Eastern time, on each Portfolio business day (i.e., each weekday exclusive of days the New York Stock Exchange or the banks in Massachusetts are closed) except for the Tax-Free, California Tax-Free and New York Tax-Free Portfolios, which is calculated at 12:00 Noon, Eastern time.


      To calculate NAV, the Portfolios' assets are valued and totaled, liabilities subtracted and the balance, called net assets, is divided by the number of shares outstanding. Each Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

How To Buy Shares

      o Initial Investment

      You may purchase Class C shares through your financial intermediary by instructing the intermediary to invest in one or more of the Portfolios.

      The minimum investment amount is $1,000,000 in the aggregate among the Portfolios. There is no minimum for subsequent investments. The Portfolios reserve the right to vary the minimum investment amounts.

      o Subsequent Investments

      By Check:

      Mail or deliver your check or negotiable draft payable to your financial intermediary, who will deposit it into the Portfolio(s). Please designate the appropriate Portfolio and indicate your brokerage account number, if applicable, on the check or draft.

      By Sweep:

      Your financial intermediary may offer an automatic "sweep" for the Portfolio in the operation of brokerage cash accounts for its customers. Contact your financial intermediary to determine if a sweep is available and what the sweep parameters are.

      If you invest by a check drawn on a member of the Federal Reserve System, the check will be converted to Federal funds in one business day following receipt and then invested in the Portfolio. If you invest by a check drawn on a bank that is not a member of the Federal Reserve System, the check may take longer to be converted and invested. All payments must be in U.S. dollars.

How To Sell Shares

      You may "redeem" your shares (i.e., sell your shares) on any Portfolio business day by contacting your financial intermediary. If you recently purchased shares by check or electronic funds transfer, you cannot redeem your investment until the Portfolio is reasonably satisfied the check has cleared (which may take up to 15 days).

      You also may redeem your shares:

      o By Sweep:

      If your financial intermediary offers an automatic sweep arrangement, the sweep will automatically transfer from your Portfolio account sufficient amounts to cover security purchases in your brokerage account.

      o By Checkwriting:

      With this service, you may write checks made payable to any payee. First, you must fill out a signature card which you may obtain from your financial intermediary. If you wish to establish this checkwriting service subsequent to the opening of your Portfolio account, contact your financial intermediary. There is no charge for this service, except that State Street Bank will impose its normal charges for checks that are returned unpaid because of insufficient funds or for checks upon which you have placed a stop order. The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented for payment. You can not write checks for more than the principal balance (not including any accrued dividends) in your account.

Other


      Each Portfolio, except the Tax-Free, California Tax-Free and New York Tax-Free Portfolios, has two transaction times each Portfolio business day, 12:00 Noon and 4:00 p.m., Eastern time. The Tax-Free, California Tax-Free and New York Tax-Free Portfolios have one transaction time each Portfolio business day, 12:00 Noon, Eastern time. Investments receive the full dividend for a day if the investor's telephone order is received by Alliance Global Investor Services, Inc. ("AGIS") by 4:00 p.m., Eastern time, for the Prime, Government or Treasury Portfolio and Federal funds or bank wire monies are received by State Street Bank before 4:00 p.m. on that day. For the Tax-Free, California Tax-Free and New York Tax-Free Portfolios, investments receive the full dividend for a day if the investor's telephone order is received by AGIS by 12:00 Noon, Eastern time, and Federal funds or bank wire monies are secured by State Street Bank before 4:00 p.m. on that day.


      Redemption proceeds are normally wired the same business day if a redemption request is received by AGIS prior to 4:00 p.m., Eastern time, for the Prime, Government and Treasury Portfolios and 12:00 Noon, Eastern Time for the Tax-Free, California Tax-Free and New York Tax-Free Portfolios, but in no event later than seven days, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities and Exchange Commission or to certain other unusual conditions. Shares do not earn dividends on the day a redemption is effected.

      A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial representative or other financial intermediary with respect to the purchase, sale or exchange of shares made through these financial intermediaries. These financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Portfolios.

--------------------------------------------------------------------------------
                       DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

      The Portfolios' net income is calculated and paid daily as dividends to shareholders. The dividends are automatically invested in additional shares in your account. These additional shares are entitled to dividends on following days resulting in compounding growth of income. The Portfolios expect that their distributions will primarily consist of net income, or, if any, short-term capital gains as opposed to long-term capital gains. For Federal income tax purposes, the Portfolios' dividend distributions of net income (or short-term capital gains) will be taxable to you as ordinary income. Any long-term capital gains distributions may be taxable to you as long-term capital gains. The Portfolios' distributions also may be subject to certain state and local taxes.

      Distributions of tax-exempt interest income earned by the Tax-Free, California Tax-Free and New York Tax-Free Portfolios are not subject to Federal income tax (other than AMT), but may be subject to state or local income taxes. Any exempt interest dividends derived from interest on municipal securities subject to the AMT will be a tax preference item for purposes of the Federal individual and corporate AMT.

      California Tax-Free Portfolio. Distributions to residents of California out of income earned by the Portfolio from California municipal securities are exempt from California personal income taxes.


      New York Tax-Free Portfolio. Distributions to residents of New York out of income earned by the Portfolio from New York municipal securities are exempt from New York personal income taxes.


      Each year shortly after December 31, the Portfolios will send you tax information stating the amount and type of all its distributions for the year.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

      The Portfolios reserve the right to close an account that through redemption is, in the aggregate among Portfolios, less than $500,000. The Portfolios will send shareholders 60 days' written notice to increase the account value before the Portfolios close the account.

      During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase or sell shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The financial highlights table is intended to help you understand a Portfolio's financial performance for the period of its operations. No information is provided for the New York Tax-Free Portfolio because it did not commence operations until after April 30, 2001. Certain information reflects financial information for a single Portfolio share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming investment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, the Portfolios' independent accountants, for the fiscal years ended April 30, 2001 and April 30, 2000 and by other independent accountants for periods prior to the fiscal year ended April 30, 2000. The report of PricewaterhouseCoopers LLP, along with the Portfolios' financial statements, appears in the Portfolios' Annual Reports, which are available upon request.

                                                                PRIME PORTFOLIO
                                                       =================================
                                                                               July 13,
                                                       Year Ended April 30,   1998(c) to
                                                       ===================    April 30,
                                                         2001        2000        1999
                                                       =======     =======    ==========
Net asset value, beginning of period ...............   $  1.00     $  1.00     $  1.00
                                                       -------     -------     -------

Income From Investment Operations
Net investment income (a) ..........................     .0587       .0515       .0392
                                                       -------     -------     -------

Less: Dividends
Dividends from net investment income ...............    (.0587)     (.0515)     (.0392)
                                                       -------     -------     -------
Net asset value, end of period .....................   $  1.00     $  1.00     $  1.00
                                                       =======     =======     =======

Total Return
Total investment return based on net asset value (b)      6.04%       5.28%       3.86%

Ratios/Supplemental Data
Net assets, end of period (in millions) ............   $   468     $   155     $    38
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements .....       .45%        .45%        .45%(d)
   Expenses, before waivers and reimbursements .....       .49%        .50%        .51%(d)
   Net investment income (a) .......................      5.65%       5.29%       4.70%(d)

                                                              GOVERNMENT PORTFOLIO
                                                       ==================================
                                                                              October 21,
                                                       Year Ended April 30,   1998(c) to
                                                       ===================    April 30,
                                                         2001        2000        1999
                                                       =======     =======    ===========
Net asset value, beginning of period ...............   $  1.00     $  1.00     $  1.00
                                                       -------     -------     -------

Income From Investment Operations
Net investment income (a) ..........................     .0579       .0502       .0243
                                                       -------     -------     -------

Less: Dividends
Dividends from net investment income ...............    (.0579)     (.0502)     (.0243)
                                                       -------     -------     -------
Net asset value, end of period .....................   $  1.00     $  1.00     $  1.00
                                                       =======     =======     =======

Total Return
Total investment return based on net asset value (b)      5.96%       5.14%       2.46%

Ratios/Supplemental Data
Net assets, end of period (in millions) ............   $   128     $    16     $     3
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements .....       .45%        .45%        .45%(d)
   Expenses, before waivers and reimbursements .....       .52%        .52%        .56%(d)
   Net investment income (a) .......................      5.51%       5.11%       4.55%(d)

----------

See footnote summary on page 15.

                                                              TREASURY PORTFOLIO
                                                       ==================================
                                                                              October 15,
                                                       Year Ended April 30,   1998(c) to
                                                       ===================    April 30,
                                                         2001        2000        1999
                                                       =======     =======    ===========
Net asset value, beginning of period ...............   $  1.00     $  1.00     $  1.00
                                                       -------     -------     -------

Income From Investment Operations
Net investment income (a) ..........................     .0551       .0479       .0248
                                                       -------     -------     -------

Less: Dividends
Dividends from net investment income ...............    (.0551)     (.0479)     (.0248)
                                                       -------     -------     -------
Net asset value, end of period .....................   $  1.00     $  1.00     $  1.00
                                                       =======     =======     =======

Total Return
Total investment return based on net asset value (b)      5.67%       4.89%       2.51%

Ratios/Supplemental Data
Net assets, end of period (in millions) ............   $   324     $   350     $    33
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements .....       .45%        .45%        .45%(d)
   Expenses, before waivers and reimbursements .....       .53%        .56%        .99%(d)
   Net investment income (a) .......................      5.46%       5.06%       4.27%(d)

                                                              TAX-FREE PORTFOLIO
                                                       ==================================
                                                                             September 8,
                                                       Year Ended April 30,   1998(c) to
                                                       ===================    April 30,
                                                         2001        2000        1999
                                                       =======     =======   ============
Net asset value, beginning of period ...............   $  1.00     $  1.00     $  1.00
                                                       -------     -------     -------

Income From Investment Operations
Net investment income (a) ..........................     .0363       .0318       .0184
                                                       -------     -------     -------

Less: Dividends
Dividends from net investment income ...............    (.0363)     (.0318)     (.0184)
                                                       -------     -------     -------
Net asset value, end of period .....................   $  1.00     $  1.00     $  1.00
                                                       =======     =======     =======

Total Return
Total investment return based on net asset value (b)      3.69%       3.22%       1.70%

Ratios/Supplemental Data
Net assets, end of period (in millions) ............   $   161     $    49     $     2
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements .....       .45%        .45%        .45%(d)
   Expenses, before waivers and reimbursements .....       .51%        .51%        .57%(d)
   Net investment income (a) .......................      3.52%       3.23%       2.69%(d)


----------

See footnote summary on page 15.

                                                                  CALIFORNIA
                                                                   TAX-FREE
                                                                   PORTFOLIO
                                                                 ============
                                                                 December 20,
                                                                  2000(c) to
                                                                   April 30,
                                                                     2001
                                                                 ============

Net asset value, beginning of period ...........................   $   1.00
                                                                   --------

Income From Investment Operations
Net investment income (a) ......................................      .0091
                                                                   --------

Less: Dividends
Dividends from net investment income ...........................     (.0091)
                                                                   --------
Net asset value, end of period .................................   $   1.00
                                                                   ========

Total Return
Total investment return based on net asset value (b) ...........        .92%

Ratios/Supplemental Data
Net assets, end of period (in millions) ........................        $78
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements .................        .45%(d)
   Expenses, before waivers and reimbursements .................        .69%(d)
   Net investment income (a) ...................................       2.52%(d)


----------

(a)   Net of expenses reimbursed or waived by the Adviser.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(c)   Commencement of distribution.

(d)   Annualized.

--------------------------------------------------------------------------------
Privacy Notice (This information is not part of the Prospectus.)

      Alliance, the Alliance Family of Funds and Alliance Fund Distributors, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

      It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.
--------------------------------------------------------------------------------

For more information about the Portfolios, the following documents are available upon request:

o     Annual/Semi-Annual Reports to Shareholders

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments.

o     Statement of Additional Information (SAI)

The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI is incorporated by reference into (and is legally part of) this prospectus.

You may request a free copy of a current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolios, by contacting your broker or other financial intermediary, or by contacting Alliance:

By mail:          c/o Alliance Global Investor Services, Inc.
                  P.O. Box 1520,
                  Secaucus, New Jersey 07096

By phone:         For Information and Literature:
                  (800) 824-1916

Or you may view or obtain these documents from the Securities and Exchange
Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.


o Reports and other information about the Portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Wash. DC 20549-0102

On the Internet:  www.sec.gov

You may also find more information about Alliance and the Portfolios on the Internet at: www.Alliancecapital.com.

--------------------------------------------------------------------------------
Table of Contents
=================
RISK/RETURN SUMMARY .......................................................    2
   Performance and Bar Chart Information ..................................    3
FEES AND EXPENSES OF THE PORTFOLIOS .......................................    5
OTHER INFORMATION ABOUT THE PORTFOLIOS'
   OBJECTIVES, STRATEGIES, AND RISKS ......................................    5
   Investment Objectives and Strategies ...................................    5
   Prime Portfolio ........................................................    6
   Government Portfolio ...................................................    6
   Treasury Portfolio .....................................................    6
   Tax-Free Portfolio .....................................................    6
   California Tax-Free Portfolio ..........................................    7
   New York Tax-Free Portfolio ............................................    7
Risk Considerations .......................................................    8
MANAGEMENT OF THE PORTFOLIOS ..............................................    9
PURCHASE AND SALE OF SHARES ...............................................    9
   How The Portfolios Value Their Shares ..................................    9
   How To Buy Shares ......................................................    9
   How To Sell Shares .....................................................   10
   Other ..................................................................   10
DIVIDENDS, DISTRIBUTIONS AND TAXES ........................................   11
GENERAL INFORMATION .......................................................   12
FINANCIAL HIGHLIGHTS ......................................................   13
--------------------------------------------------------------------------------
                                                               File No. 33-34001

[LOGO]                      ALLIANCE INSTITUTIONAL RESERVES, INC.
                                                 -Prime Portfolio
                                            -Government Portfolio
                                              -Treasury Portfolio
                                              -Tax-Free Portfolio
                                   -California Tax-Free Portfolio
                                     -New York Tax-Free Portfolio

____________________________________________________________

c/o Alliance Global Investor Services, Inc.
P.O. Box 1520, Secaucus, New Jersey  07096
Toll Free (800) 221-5672
____________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                        September 1, 2001

___________________________________________________________

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the prospectuses, dated September 1, 2001, of Alliance Institutional Reserves, Inc. (the "Fund") that describe the Class A, Class B and Class C shares of the Prime, Government, Treasury, Tax-Free, California Tax-Free and New York Tax-Free Portfolios (the "Portfolios") of the Fund (the "Prospectuses"). Financial statements for the Portfolios for the year ended April 30, 2001 are included in the Fund's annual report to shareholders and are incorporated into this SAI by reference. A copy of the Prospectuses and Fund's annual report may be obtained by contacting Alliance Global Investor Services, Inc.("AGIS") at the address or telephone number shown above.

                        TABLE OF CONTENTS

                                                             Page


The Fund................................................
Investment Objectives and Policies......................
Investment Restrictions ................................
Management..............................................
Expenses of the Fund....................................
Purchase and Redemption of Shares.......................
Daily Dividends-Determination of Net Asset Value........
Taxes...................................................
General Information.....................................

Financial Statements and Report of Independent
  Accountants...........................................
Appendix A - Commercial Paper and Bond Ratings..........
Appendix B - Description of Municipal Securities........

___________________________
(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

____________________________________________________________

                            THE FUND
____________________________________________________________

    Alliance Institutional Reserves, Inc. (the "Fund") is an open-end investment company. The Prime Portfolio, the Government Portfolio, the Treasury Portfolio, the Tax-Free Portfolio, the California Tax-Free Portfolio and the New York Tax-Free Portfolio (collectively, the "Portfolios") are described by the Prospectuses that are supplemented by this SAI. The Portfolios are diversified except for the California Tax-Free Portfolio and the New York Tax-Free Portfolio, which are non-diversified and only offered to residents of the named states. An additional portfolio of the Fund, the Trust Portfolio, is described in a separate prospectus and statement of additional information. The Fund changed its name from ACM Institutional Reserves, Inc. to Alliance Institutional Reserves, Inc. effective June 29,
1998.

____________________________________________________________

               INVESTMENT OBJECTIVES AND POLICIES
____________________________________________________________


    The investment objectives of each Portfolio are - in the following order of priority - safety of principal, excellent liquidity, and maximum current income (exempt from income taxation to the extent described below) to the extent consistent with the first two objectives. This investment objective is fundamental for the Prime Portfolio. Each of the Prime Portfolio, the Government Portfolio and the Tax-Free Portfolio, as a matter of fundamental policy, and the California Tax-Free Portfolio and the New York Tax-Free Portfolio pursues its objectives by maintaining a portfolio of high-quality money market securities, all of which, at the time of investment, have remaining maturities of one year or less (which maturities, pursuant to Rule 2a-7 under the Investment Company Act of 1940 as amended (the "Act"), may extend to 397 days, or such greater length of time as may be permitted from time to time pursuant to Rule 2a-7). The Treasury Portfolionormally invests at least 80% of its net assets in U.S. Treasury securities and repurchase agreements relating to U.S. Treasury securities. This policy may not be changed without 60 days' prior written notice to shareholders. For purposes of this policy net assets includes borrowings for investment purposes. The Fund may in the future establish additional portfolios which may have different investment objectives. As is true with all investment companies, there can be no assurance that any of the Portfolio's objectives will be achieved.


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

                             General

    Each of the Portfolios will comply with Rule 2a-7 under the Act, as amended from time to time, including the diversification, quality and maturity conditions imposed by the Rule. To the extent that a Portfolio's limitations are more permissive than Rule 2a-7, the Portfolio will comply with the more restrictive provisions of the Rule.

    Currently, pursuant to Rule 2a-7, each Portfolio may invest only in U.S. dollar-denominated "Eligible Securities" (as that term is defined in the Rule) that have been determined by the Portfolios' adviser, Alliance Capital Management L.P. ("Alliance" or the "Adviser"), to present minimal credit risks pursuant to procedures approved by the Board of Directors. Generally, an eligible security is a security that (i) has a remaining maturity of 397 days or less and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROS") or, if only one NRSRO has issued a rating, by that NRSRO (the "requisite NRSROs"). Unrated securities may also be Eligible Securities if the Adviser determines that they are of comparable quality to a rated Eligible Security pursuant to guidelines approved by the Board of Directors. A description of the ratings of some NRSROs appears in Appendix A attached hereto. Securities in which the Portfolios invest may be subject to liquidity or credit enhancements. These securities are generally considered to be Eligible Securities if the enhancement or the issuer of the enhancement has received the appropriate rating from the requisite NRSROs.


    Eligible securities as classified as either first tier securities or second tier securities. Generally, a first tier security is an Eligible Security that has received a short-term rating from the requisite NRSROs in the highest short-term rating category for debt obligations, or is an unrated security deemed to be of comparable quality. Government securities are also considered to be first tier securities. A security that has received the second highest rating by the requisite number of NRSRO's, or is an unrated security of comparable quality, is a second tier security. Under Rule 2a-7, the Prime, Government, Tax-Free and Treasury Portfolios, as applicable, may not invest more than five percent of their respective assets in the securities of any one issuer other than the United States Government, its agencies and instrumentalities. This diversification requirement applies to the California Tax-Free and New York Tax-Free Portfolios with respect to 75% of their total assets.

    The Prime and Treasury Portfolios may not invest in a security that isa second tier security if immediately after the acquisition thereof the Prime and Treasury Portfolio would have invested more than (A) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (B) five percent of its total assets in second tier securities (the "second tier security restriction"). The second tier security restriction applies to the Tax-Free, California Tax-Free and New York Tax-Free Portfolios with respect to their investments in the "conduit" securities of second tier issuers. A conduit security for purposes of Rule 2a-7 is a security nominally issued by a municipality, but dependent for principal and interest payments on a non-municipal issuer's revenues from a non-municipal project.


                       Portfolio Policies

    Except as otherwise provided, the investment objectives and policies of the Porfolios are not designated "fundamental policies" within the meaning of the Act and may, therefore, be changed by the Board of Directors without a shareholder vote. However, the Portfolios will not change their investment policies without contemporaneous written notice to shareholders.

Prime Portfolio


    The Prime Portfolio's investments may include the following, diversified by maturities and issuers:


    1. Marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the bank for cooperatives, Federal Financing Bank, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Bank, Federal National Mortgage Association and Tennessee Valley Authority. Some of the securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, and still others are supported only by the credit of the agency or instrumentality.

    2. Certificates of deposit, bankers' acceptances and interest-bearing savings deposits issued or guaranteed by banks or savings and loan associations having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation or denominated in U.S. dollars and issued by U.S. branches of foreign banks and foreign branches of U.S. banks, in each case having total assets of at least $1 billion that are believed by the Adviser to be of quality equivalent to that of other such instruments in which the Portfolio may invest. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of Funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. Such certificates may include, for example, those issued by foreign subsidiaries of such banks which are guaranteed by them. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

    3. Commercial paper, including funding agreements and variable amount master demand notes, of prime quality (i.e., rated A-1+ or A-1 by Standard & Poor's Corporation ("Standard & Poor's") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by domestic and foreign companies which have an outstanding debt issued rated AAA or AA by Standard & Poor's, or Aaa or Aa by Moody's) and participation interests in loans extended by banks to such companies. For a description of such ratings see Appendix A. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts. For a further description of variable amount master demand notes, see below, "Additional Investment Policies".

    The Portfolio may invest up to 5% of its net assets in high quality (as determined by the requisite number of NRSROs or, if not rated, determined to be of high quality by the Adviser) participation interests having remaining maturities not exceeding

397 days in loans extended by banks to U.S. and foreign companies. In a typical corporate loan syndication, a number of institutional lenders lend a corporate borrower a specified sum pursuant to the term and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan. The loan agreement among the corporate borrower and the co-lenders identifies the agent bank as well as sets forth the rights and duties of the parties. The agreement often (but not always) provides for the collateralization of the corporate borrower's obligations thereunder and includes various types of restrictive covenants which must be met by the borrower.

    The participation interests acquired by the Portfolio may, depending on the transaction, take the form of a direct co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant or a participation in the seller's share of the loan. Typically, the Portfolio will look to the agent bank to collect principal of and interest on a participation interest, to monitor compliance with loan covenants, to enforce all credit remedies, such as foreclosures on collateral, and to notify co-lenders of any adverse changes in the borrower's financial condition or declarations of insolvency. The agent bank in such cases will be qualified under the Act to serve as a custodian for a registered investment company such as the Fund. The agent bank is compensated for these services by the borrower pursuant to the terms of the loan agreement.

    When the Portfolio acts as a co-lender in connection with a participation interest, or when the Portfolio acquires a participation interest the terms of which provide that the Portfolio will be in privity with the corporate borrower, the Portfolio will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In cases where the Portfolio lacks such direct recourse, the Portfolio will look to the agent bank to enforce appropriate credit remedies against the borrower.

    The Adviser believes that the principal credit risk associated with acquiring participation interests from a co-lender or another participant is the credit risk associated with the underlying corporate borrower. The Portfolio may incur additional credit risk, however, when the Portfolio is in the position of participant rather than a co-lender because the Portfolio must assume the risk of insolvency of the co-lender from which the participation interest was acquired and that of any person interpositioned between the Portfolio and the co-lender. However, in acquiring participation interests the Adviser will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the participation interest meet the Portfolio's high quality standard and will continue to do so as long as it holds a participation.

    4. Fully Collateralized Repurchase Agreements. For a description of repurchase agreements, see below, "Additional
Investment Policies - Repurchase Agreements."

    The Portfolio may make investments in certificates of deposit, bankers' acceptances and interest-bearing saving deposits issued by U.S. branches of foreign banks and foreign branches of U.S. banks, in each case specified in paragraph 2 above, and commercial paper issued by foreign companies meeting the rating criteria specified in paragraph 3 above. To the extent that the Portfolio invests in such instruments, consideration is given to their domestic marketability, the lower reserve requirements generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social instability or expropriation, imposition of foreign taxes, less government supervision of issuers, difficulty in enforcing contractual obligations and lack of uniform accounting standards.

    The Portfolio may invest in asset-backed securities that meet its existing diversification, quality and maturity criteria. These securities must generally be rated. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or commercial paper or other debt securities issued by a special purpose corporation. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon collection of the loans and receivables held by the issuer. Generally, the special purpose entity is deemed to be the issuer of the asset-backed security. However, the Portfolio is required to treat any person whose obligations constitute ten percent or more of the assets of the asset-backed security as the issuer of the portion of the asset-backed security such obligations represent.

Floating and Variable Rate Obligations. The Portfolio may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal and accrued interest at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days notice. The Portfolio may also invest in master demand notes which are obligations that permit the Prime Portfolio to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Prime Portfolio, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. The Portfolio also may invest in short-term obligations of insurance companies, sometimes referred to as funding agreements. These arrangements are direct obligations of insurance companies and are not traded. Where these types of obligations are not secured by letters of credit or other credit support arrangements, the Prime Portfolio's right to redeem is dependent on the ability of the borrower or insurance company to pay principal and interest on demand.

Government Portfolio


    The Government Portfolio normally invests, as a matter of fundamental policy, substantially all of its assets in marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities, or repurchase agreements pertaining thereto.

    As a matter of operating policy which may be changed without shareholder approval, the Government Portfolio attempts to invest in securities that the Adviser believes are legal investments for federal credit unions as set forth in Sections 107(7) and (8) of the Federal Credit Union Act and Part 703 of the National Credit Union Administration regulations.

    The Government Portfolio's investments may include the following:


    1. Marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities. These include issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the Bank for Cooperatives, Federal Financing Bank, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association and Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, and still others are supported only by the credit of the agency or instrumentality.

    2. Repurchase agreements pertaining to the above securities. For a description of repurchase agreements, see below, "Additional Investment Policies - Repurchase Agreements."

    Floating and Variable Rate Obligations. The Portfolio may also purchase floating and variable rate obligations, including floating and variable rate demand notes and bonds. The Portfolio may invest in variable and floating rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. The Portfolio may also purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal and accrued interest at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice.

Treasury Portfolio

    The Portfolio pursues its objectives by maintaining a portfolio of the following investments diversified by maturities not exceeding 397 days:

    1. Issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds. Such issues are supported by the full faith and credit of the U.S. Treasury.

    2. Repurchase agreements pertaining to the above securities. For a description of repurchase agreements, see below "Additional Investment Policies - Repurchase Agreements."

    Reverse Repurchase Agreements. While the Portfolio has no present plans to do so, it may enter into reverse repurchase agreements, which have the characteristics of borrowing and which involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.

    When-Issued Securities. The Portfolio may commit up to 15% of its assets to the purchase of when-issued securities. For a description of when-issued securities, see below "Additional
Investment Policies - When-Issued Securities".

    Floating and Variable Rate Obligations. For a description of floating and variable rate obligations, see above "Government
Portfolio - Floating and Variable Rate Obligations".

Tax-Exempt Portfolios (the Tax-Free Portfolio, the California Tax-Free Portfolio, and the New York Tax-Free Portfolio)

Tax-Free Portfolio

    As a matter of fundamental policy, the Tax-Free Portfolio, except when assuming a temporary defensive position, normally invests at least 80% of its net assets in high-grade municipal securities having maturities of one year or less (which maturities, pursuant to Rule 2a-7 under the Act, may extend to 397 days, or such greater length of time as may be permitted from time to time pursuant to Rule 2a-7), as opposed to taxable investments described below. For purposes of this policy, net assets includes any borrowings for investment purposes.
Normally, substantially all of its income will be tax-exempt as described below.

    To the extent consistent with its other objectives, the Portfolio seeks maximum current income that is exempt from Federal income taxes by investing principally in a diversified portfolio of high-grade municipal securities. Such income may be subject to state or local income taxes.

    The Portfolio will not invest 25% or more of its total assets in the securities of non-governmental issuers conducting their principal business activities in any one industry.

    The Portfolio may also enter into repurchase agreements pertaining to the types of securities in which it may invest.
For a description of repurchase agreements, see below, "Additional Investment Policies - Repurchase Agreements." The Portfolio may also commit up to 15% of its assets to the purchase of when-issued securities. For a description of when-issued securities, see below "Additional Investment Policies - When Issued Securities ".

California Tax-Free Portfolio

    To the extent consistent with its other investment objectives, the California Tax-Free Portfolio seeks maximum current income that is exempt from both Federal income tax and California state tax. As a matter of fundamental policy, the Portfolio normally invests at least 80% of its net assets, at the time of investment, in a portfolio of high-quality municipal securities issued by the State of California or its political subdivisions, or otherwise exempt from California state personal income tax. For purposes of this policy, net assets includes any borrowings for investment purposes. Such municipal securities include municipal securities issued by California or its political subdivisions and municipal securities issued by United

States territories or possessions such as Puerto Rico. Although the Portfolio may invest up to 20% of its total assets in taxable money market securities, substantially all of the Portfolio's income normally will be tax-exempt. Shares of the Portfolio are offered only to California residents.

    The Portfolio may purchase municipal securities issued by states other than the State of California if Alliance believes that suitable municipal securities of California are not available for investment. To the extent of its investments in other states' municipal securities, the Portfolio's income will be exempt only from Federal income tax, not state personal income or other state tax.

    The Portfolio also may invest in restricted securities (i.e., securities subject to legal or contractual restrictions on resale). The Portfolio will limit its investments so that no more than 20% of its total income is derived from municipal securities that bear interest subject to the Federal alternative minimum tax (the "AMT").

    Apart from the risks associated with investment in any money market fund seeking tax-exempt income, such as default by municipal issuers and fluctuation in short-term interest rates, investors in the Portfolio should consider the greater risks of the Portfolio's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of California issues with those of more diversified portfolios, including other states' issues, before making an investment decision. The Portfolio is a non-diversified investment company and, accordingly, the permitted concentration of investments may present greater risks than in the case of a diversified investment company. (See below "Special Risk Factors of Concentration in a Single State."

New York Tax-Free Portfolio

    To the extent consistent with its other objectives, the New York Tax-Free Portfolio seeks maximum current income that is exempt from both federal income tax and New York state personal income tax. As a matter of fundamental policy, the Portfolio normally invests at least 80% of its net assets, at the time of investment, in a portfolio of high-quality municipal securities issued by the State of New York or its political subdivisions, or otherwise exempt from New York state personal income tax. For purposes of this policy, net assets includes any borrowings for investment purposes. Such municipal securities include municipal securities issued by New York or its political subdivisions and municipal securities issued by United States territories or possessions such as Puerto Rico. Although the Portfolio may invest up to 20% of its total assets in taxable money market securities, substantially all of the Portfolio's income normally will be tax-exempt. Shares of the Portfolio are offered only to New York residents.

    The Portfolio may purchase municipal securities issued by states other than the State of New York if Alliance believes that suitable municipal securities of New York are not available for investment. To the extent of its investments in other states' municipal securities, the Portfolio's income will be exempt only from Federal income tax, not state personal income or other state tax.

    The Portfolio also may invest in restricted securities (i.e., securities subject to legal or contractual restrictions on resale). The Portfolio will limit its investments so that no more than 20% of its total income is derived from municipal securities that bear interest subject to the Federal AMT.

    Apart from the risks associated with investment in any money market fund seeking tax-exempt income, such as default by municipal issuers and fluctuation in short-term interest rates, investors in the Portfolio should consider the greater risks of the Portfolio's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of New York issues with those of more diversified portfolios, including other states' issues, before making an investment decision. The Portfolio is a non-diversified investment company and, accordingly, the permitted concentration of investments may present greater risks than in the case of a diversified investment company. (See below "Special Risk Factors of Concentration in a Single State."

Municipal Securities

    The term "municipal securities," as used in the Prospectuses and this SAI, means obligations issued by or on behalf of states, territories, and possessions of the United States or their political subdivisions, agencies and instrumentalities, the interest from which is exempt from Federal income taxes. The municipal securities in which the Tax-Exempt Portfolios invest include those obligations which at the time of purchase:

    1.   are backed by the full faith and credit of the United
         States; or


    2. are municipal notes, municipal bonds or other types of municipal securities rated in the two highest rating categories by the requisite NRSROs such as Moody's Investors Services, Inc. or Standard & Poor's Corporation or judged by the Adviser to be of comparable quality. (See Appendix B for a description of municipal securities and Appendix A for a description of these ratings.)


Alternative Minimum Tax

    Under current Federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986, which are "specified private activity bonds" and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such private activity bonds, will be treated as an item of tax preference for purposes of the alternative minimum tax ("AMT") imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. The Tax-Exempt Portfolios may purchase "private activity" municipal bonds ("AMT-Subject Bonds") because such issues have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities. However, the Tax-Exempt Portfolios will limit their investments so that no more than 20% of their total income is derived from AMT-Subject Bonds.

    Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject Bonds. AMT-Subject bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject Bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-Subject Bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject Bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Taxable Securities and Temporary Defensive Position

    Although the Tax-Exempt Portfolios expect to be largely invested in municipal securities, the Portfolios may elect to invest up to 20% of their total assets in taxable money market securities when such action is deemed to be in the best interests of shareholders. For temporary defensive purposes, when, in the judgment of the Adviser, financial, economic, and/or market conditions warrant, the Portfolios may invest any amount of their total assets in taxable money market securities. When the Portfolio is investing for temporary defensive purposes, it may not achieve its investment objectives. Taxable money market securities purchased by the Portfolio include those described below:

    1.   marketable obligations of, or guaranteed by, the United
         States Government, its agencies or instrumentalities; or

    2. certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation; or

    3. commercial paper of prime quality rated in the two highest rating categories by the requisite NRSROs or, if not rated, is issued by companies that have outstanding debt issue rated in the two highest rating categories by
         the requisite NRSROs.   (See Appendix A for description
         of these ratings.)

Special Risk Factors of Concentration in a Single State

    The primary purpose of investing in a portfolio of a single state's municipal securities is the special tax treatment accorded that state's resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state's issuers and/or obligors of its state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the concentration of the California Tax-Free and New York Tax-Free Portfolios versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of relevant states' issues with those of more diversified portfolios, including other states' issues, before making an investment decision. The Adviser believes that by maintaining the Portfolios' investment portfolio in liquid, short-term, high-quality investments, including the participation interests and other variable rate obligations that have credit support such as letters of credit from major financial institutions, the Portfolios are largely insulated from the credit risks that exist on long-term municipal securities of the relevant state.

    The following summaries are included for the purpose of providing a general description of the credit and financial conditions of California and New York and are based on information from official statements (described more fully below) made available in connection with the issuance of certain securities of the relevant state. The summaries are not intended to provide a complete description of the states. While each Portfolio has not undertaken to independently verify such information, it has no reason to believe that such information is not correct in all material aspects. These summaries do not provide specific information regarding all securities in which a Portfolio is permitted to invest and in particular does not provide specific information on the private business entities whose obligations support the payments on AMT-Subject Bonds.

California Tax-Free Portfolio

    The following is based on information obtained from an Official Statement, dated June 1, 2001, relating to
$1,000,000,000 State of California General Obligation Bonds (the
"Official Statement").

Constitutional Limits on Spending and Taxes

    Certain California (the "State") constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of the State's municipal securities to pay interest and principal on municipal securities.

    Article XIII B. On November 6, 1979, the State's voters approved Proposition 4, which added Article XIII B to the State Constitution. Pursuant to Article XIII B, the State is subject to an annual appropriations limit (the "Appropriations Limit").

    Article XIII B was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. (See "Proposition 98" below.) "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by the entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subsidies to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds.

    Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1,

1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The
Appropriations Limit may also be exceeded in cases of emergency.

    The State's yearly Appropriations Limit is based on the limit for the prior year with annual adjustments for changes in California per capita personal income and population and any transfers of financial responsibility for providing services to or from another unit of government.

    As originally enacted in 1979, the Appropriations Limit was based on 1978-79 fiscal year authorizations to expend proceeds of taxes and was adjusted annually to reflect changes in cost of living and population (using different definitions, which were modified by Proposition 111). Starting in the 1991-92 Fiscal Year, the Appropriations Limit was recalculated by taking the actual 1986-87 limit and applying the annual adjustments as if Proposition 111 had been in effect.

    Proposition 98. On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level, and the operation of the State Appropriations Limit, primarily by guaranteeing local schools and community colleges ("K-14 schools") a minimum share of General Fund revenues. Under Proposition 98 (as modified by "Proposition 111" which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues (the "first test"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment (the "second test"), or (c) a third test, which would replace the second test in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income. Under the third test, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If the third test is used in any year, the difference between the third test and the second test would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 Fiscal Year, implementing Proposition 98, determined the K-14 schools' funding guarantee under the first test to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, that amount has been adjusted to 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

    During the recession in the early 1990s, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,220 from Fiscal Year 1991-92 to Fiscal Year 1993-94.

    In 1992, a lawsuit was filed, called California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. The settlement of this case, finalized in July 1996, provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact.

State Indebtedness

    The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

    The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

    As of May 1, 2001, the State had outstanding $22,890,018,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $11,979,499,000 of long-term general obligations bonds. This latter figure consists of $4,697,034,000 of authorized commercial paper notes (of which $802,945,000 was outstanding), which had not yet been refunded by general obligation bonds, and $7,282,465,000 of other authorized but unissued general obligation debt (including the most recent voter authorizations).

    The General Obligation Bond Law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. As of May 1, 2001, there was no variable rate indebtedness outstanding; however, the State plans to issue such indebtedness in the future.

    In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are marketed to investors.

    As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. Between spring 1992 and summer 1994, the State had depended upon external borrowing, including borrowings extending into the subsequent fiscal year, to meet its cash needs, including repayment of maturing Notes and Warrants. The State has not had to resort to such cross-year borrowing after the 1994-95 Fiscal Year. The State did not issue any revenue anticipation notes during the 2001-2001 fiscal year, the first such occurrence in eighteen years.

Prior Fiscal Years' Financial Results

    Following a severe recession beginning in 1990, the State's financial condition improved markedly during the fiscal years starting in 1995-96, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing occurred over the end of the last five fiscal years.

    The economy grew strongly during the fiscal years beginning in 1995-96, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.4 billion in 1997-98, $1.7 billion in 1998-99, and $8.2 billion in 1999-2000) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures.

    The combination of resurging exports, a strong stock market, and a rapidly-growing economy in 1999 and early 2000 resulted in unprecedented growth in General Fund revenues during fiscal year 1999-2000. The latest estimates from the Department of Finance indicate revenues of about $71.9 billion, an increase of over 20 percent over final 1998-99 revenues and $8.9 billion higher than projected for the 1999 Budget Act. The latest estimates indicate expenditures of $66.5 billion in 1999-2000, a $2.8 billion increase over the 1999 Budget Act, but the result still left a record balance in the Special Fund for Economic Uncertainties ("SFEU") at June 30, 2000 of over $8.7 billion.

Fiscal Year 2000-01 Budget

    The 2000 Budget Act, signed by the Governor on June 30, 2000, was enacted on time for the second consecutive year. The spending plan assumed General Fund revenues and transfers of $73.9 billion, a 3.8 percent increase over 1999-00 estimates.
The 2000 Budget Act appropriated $78.8 billion from the General Fund, a 17.3 percent increase over 1999-00 and reflected the use of $5.5 billion from the SFEU available from surpluses in the prior year. In order not to place undue pressure on future budget years, about $7.0 billion of the increased spending in 2000-01 was for one-time expenditures and investments.

    At the time the 2000 Budget Act was signed, the Department of Finance estimated the June 30, 2001 SFEU balance to be $1.781 billion. In addition, the Governor held back $500 million as a set-aside for litigation costs. The Governor vetoed just over $1 billion in General Fund and Special Fund appropriations from the Budget approved by the Legislature, in order to achieve the budget reserve. Because of the State's strong cash position, the

Administration announced that it would not undertake a revenue anticipation note borrowing in 2000-01.

    The 2000 Budget Act also included Special Fund expenditures of $15.6 billion and Bond Fund expenditures of $5.0 billion.
Special Fund revenues are estimated at $16.5 billion.

Fiscal Year 2001-02 Budget

    The 2001-02 Governor's Budget, released January 10, 2001, estimated 2001-02 General Fund revenues and transfers to be about $79.4 billion, and proposed $82.9 billion in expenditures, utilizing a portion of the surplus expected from 2001-01. The Governor proposed budget reserves in 2001-02 of $2.4 billion, including $500 million for unplanned litigation costs.

    The May Revision disclosed a reversal of the recent General Fund financial trend, as a result of the slowdown in economic growth in the State starting in the first quarter of 2001 and, most particularly, the steep drop in stock market levels since early 2000. The May Revision projects General Fund revenues in 2001-02 will be about $74.8 billion, a drop of $3.2 billion from revised 2000-01 estimates and $4.6 billion below the estimate in the 2001-02 Governor's Budget. Most of the drop is attributed to the personal income tax, which reflects both slower job and wage growth, and a severe decline in capital gains and stock option income, which is included in personal income tax statistics. Lower corporate earnings are projected to result in a drop in the corporate income tax, and sales taxes are projected to increase slightly.

    The May Revision also stated that spending requirements for 2000-01 and 2001-02 would be higher than estimated in the 2001-02 Governor's Budget, principally because of higher retirement costs and increased school spending due to higher population than originally estimated. In the May Revision, the Administration proposed a series of actions to address these increased costs and decreased revenues. The proposals assume that the State will issue revenue bonds to repay the loans which have been made from the General Fund to pay for energy purchases since January 2001, so that a General Fund surplus (including reserves) of almost $6 billion will be available to pay for programs in 2001-02.

    The principal elements included in the May Revision were:
(1) reduction in budget and litigation reserves to $1.1 billion from $2.4 billion, (2) postponement of the allocation from the General Fund to transportation programs of $1.3 billion in 2001-02 and $1.2 billion in 2002-03 of sales tax receipts on gasoline sales, with a corresponding extension by two years of the Governor's transportation initiatives first enacted in the 2000 Budget Act, (3) reduction of $400 million of proposals from the

2001-02 Governor's Budget for one-time non-capital outlay expenditures for a variety of programs, including local government fiscal relief, housing and environmental programs, (4) shift of $390 million of non-transportation capital outlay projects from "pay-as-you-go" to debt financing, (5) transfer of $600 million of other special funds to the General Fund, and (6) other budget reductions totaling over $1 billion. Total spending for K-12 schools and community colleges is proposed to increase over 2000-01. The overall spending plan for 2001-02 contained in the May Revision totals $79.7 billion, almost $600 million below projected expenditures in 2000-01, and $3.2 billion below the 2001-02 Governor's budget proposal. The final 2001 Budget Act will depend on further negotiations between the Administration and the Legislature.

Recent Developments Regarding Energy

    Department of Water Resources Power Supply Program.
Shortages of electricity available within the service areas of California's three investor-owned utilities (the "Utilities") have resulted in the need to implement rotating electricity blackouts, affecting millions of Californians, on several occasions since the start of 2001. Following the first incidence of such blackouts in January 2001, the Governor proclaimed a state of emergency to exist in California under the California Emergency Services Act on the basis that the electricity available from California's Utilities was insufficient to prevent widespread and prolonged disruption of electric service in California. The Governor directed the State Department of Water Resources ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency. The Governor's proclamation under the Emergency Services Act was followed by the enactment of legislation authorizing the DWR power supply program described below and related orders of the California Public Utilities Commission ("CPUC").

    The DWR began selling electricity to 10 million retail electric customers in California in January 2001. The DWR purchases power from wholesale suppliers under long-term contracts and in short-term and spot market transactions. The DWR's power supply program is designed to cover the shortfall between the amount of electricity required by retail electric customers of the Utilities and the amount of electricity produced by the Utilities and purchased by the Utilities from others under existing contracts. Electricity purchased by the DWR is delivered to retail customers through the transmission and distribution systems of the Utilities, and payments from retail customers are collected for the DWR by the Utilities, segregated and held in trust for the DWR and remitted to the DWR. The DWR believes that its rates and servicing agreements which the DWR expects to enter into with the Utilities are being structured so that the Utilities will not have any claim, including in bankruptcy proceedings, to the revenue from retail customers.

    The DWR's power supply program has been financed by unsecured loans from the General Fund (and certain other funds) of the State, plus retail customer payments received by the DWR. As of May 21, 2001, the DWR had, since the start of the program on January 17, 2001, incurred power purchase obligations aggregating $6.9 billion, of which $6.2 billion was to be funded through General Fund advances and $0.7 billion was to be paid from retail customer payments received by the DWR. As of May 21, 2001, $4.8 billion of the General Fund advances had actually been disbursed. Additional loans from the General Fund are planned, but the amounts to be loaned have not been determined because the cash needs of the DWR power supply program depend, among other things, on future power purchase costs and the timing and amount of revenues from retail electric sales. Retail customer payments for electricity furnished by the DWR aggregate substantially less than the DWR's cost of purchasing that electricity (although recent rate increases, described below, will increase the DWR's receipts). As of May 21, 2001, the DWR had received retail customer payments totaling $684 million. This shortfall will continue until prices paid for purchases of electricity fall to the point where revenues from rates charged to customers for electricity cover this expense (and related financing costs).

    The DWR plans to sell revenue bonds beginning in September, 2001, to repay the then outstanding loans from the State (with accrued interest) and to provide working capital for the DWR power supply program. The bonds are to be issued under Division 27 (commencing with Section 80000) of the California Water Code, as amended effective August 14, 2001 (the "Power Act"), and a trust indenture that will provide that the revenue bonds are payable solely from payments from retail customers for electricity (and other funds held under the indenture). The revenue bonds will not be a liability of or backed by the State General Fund, and neither the faith and credit nor the taxing power of the State will be pledged to pay the revenue bonds. The State may make additional loans or other advances from the State General Fund to support the DWR power supply program subsequent to the issuance of the DWR revenue bonds. Alternative sources of additional funding for the power supply program (if needed) would be rate increases and additional revenue bonds or other obligations. The principal amount of revenue bonds that can be issued by the DWR under the Power Act may not exceed $13.4 billion.

    The Administration projects that the State has sufficient available resources to continue to make loans to support the DWR power supply program at least through the summer of 2001. At

April 30, 2001, the General Fund had a cash balance of $5.356 billion and the ability to borrow approximately $9.555 billion more from internal State sources. Delays in issuing the DWR revenue bonds would in turn delay the DWR's planned loan repayments to the General Fund and may require additional loans from the General Fund. If State loans to the DWR affect available resources to pay for normal State operations, the State could issue short-term obligations to maintain adequate cash reserves. The State has issued short-term obligations in the past to meet its cash flow needs.

    Retail Electric Rates. Under the California Public Utilities Code, the retail rates of the Utilities are established by the CPUC. Rates for the electricity supplied by the DWR and the Utilities have been increased substantially in 2001. On March 27, 2001, the CPUC approved substantial electricity rate increases for end use customers in the service areas of the two largest Utilities. On May 15, 2001, the CPUC adopted orders setting a rate design to allocate the rate increase, with various rates applicable to different classes of customers and differing levels of usage. Under the Power Act, the DWR is to establish, revise and notify the CPUC of its revenue requirement at least annually, and more frequently as required, and the CPUC is to establish the retail rates to be charged to retail electric customers for power being sold by the DWR. The DWR notified the CPUC of its first revenue requirement on May 2, 2001, and CPUC action is expected soon to establish rates applicable solely to DWR electricity delivered to retail customers.

    Following regulatory changes in the late 1990's, the Utilities were required by State law and CPUC orders to purchase the electricity needed in excess of their own generation and contractual resources at fluctuating short-term and spot wholesale prices, while the retail electric rates that they were permitted to charge their residential and small business customers were capped at specified levels. Beginning in mid-2000, power purchase costs exceeded retail charges, and the Utilities have reported substantial resulting losses. One result has been that the creditworthiness of the Utilities has deteriorated, adversely affecting their ability to purchase electricity. The two largest Utilities in the State, Pacific Gas and Electric Company ("PG&E") and Southern California Edison Company ("SCE"), reported publicly that they have, since January 2001, defaulted on some of their obligations.

    On April 6, 2001, PG&E filed for voluntary protection under Chapter 11 of the federal Bankruptcy Code. The bankruptcy proceedings (the "PG&E Bankruptcy") are pending in U.S. Bankruptcy Court in San Francisco, California. During the PG&E Bankruptcy, PG&E's operations will continue under current management, while the Bankruptcy Court decides on the allocation of PG&E's available cash flow and assets among its various creditors. PG&E or other parties to the PG&E Bankruptcy may seek to have the Bankruptcy Court take actions which affect prices charged to retail customers for electricity or affect existing contracts for purchase or sale of electricity.

    SCE has not sought protection of or been forced into bankruptcy, although this may change in the future. SCE has entered into a Memorandum of Understanding ("MOU") with the Governor designed to strengthen its financial condition.

    All three Utilities have applications pending before the CPUC seeking authorization to increase rates further to recover past losses and increase future revenues. The amount and timing of further rate increases for electricity supplied by DWR and the Utilities may be affected by a number of factors, including rehearings and appeals of the applicable CPUC orders and the PG&E Bankruptcy.

Executive and Legislative Initiatives

    The Governor has stated that the State is focusing its efforts in four main areas: (1) increasing the energy supply through expedited plant construction and other sources of power generation; (2) decreasing energy demand and increasing efficiency; (3) expanding the use of long-term energy contracts rather than relying upon the spot market; and (4) maintaining the financial viability of California's public utilities.

    The Governor has conducted negotiations with the Utilities concerning the above-mentioned efforts to maintain the financial viability of the Utilities. An MOU has been reached with SCE (but not the other Utilities) as to such matters as financing undercollections of power purchase costs, the purchase of high-voltage transmission lines, and future power purchases and sales. The MOU with SCE is subject to the enactment of authorizing legislation and CPUC and Federal Energy Regulatory Commission approval, among other conditions. There can be no assurance that the MOU will be implemented as signed, or in any modified form.

    A number of lawsuits have been filed concerning various aspects of the current energy situation. These include disputes over rates set by the CPUC; responsibility for electricity and natural gas purchases made by the Utilities and the California Independent System Operator; continuing contractual obligations of certain small power generators; and antitrust and fraud claims against various parties. Adverse rulings in certain of these matters may affect power costs borne by the DWR Supply Program described above.

Economic Overview

    California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. Since 1994, California's economy has been performing strongly after suffering a deep recession between 1990-93.

    Fuel and other energy prices have risen sharply in recent months. The State Department of Finance notes that the State and national economies are much more energy-efficient than during the energy crises of the 1970s and early 1980s, and that, adjusted for inflation, motor fuel prices are still 20 percent below the 1981 level.

Litigation

    The State is a party to numerous legal proceedings, many of which normally occur in governmental operation. Certain of these proceedings, if decided against the State, may require it to make significant future expenditures or may impair future revenue sources.

New York Tax-Free Portfolio

    The following is based on information obtained from an Official Statement, dated July 15, 2001, relating to $38,705,000 State of New York Series 2001 E Tax-Exempt Bonds and $54,575,000 State of New York Series 2001F Taxable Bonds, the Annual Information Statement of the State of New York, dated May 31, 2000, the Annual Information Statement Update, dated January 26, 2001, the Supplement to the Annual Information Statement, dated May 25, 2001 and an Official Statement, dated March 22, 2001, relating to $365,000,000 City of New York General Obligation Bonds, Fiscal 2001 Series E.

Debt Reform Act of 2000

    The Debt Reform Act of 2000 (Debt Reform Act) implements statutory initiatives intended to improve the State's borrowing practices of the State of New York (the "State"). The Debt Reform Act applies to all new State-supported debt issued on and after April 1, 2000 and includes the following provisions: (a) a phased-in cap on new State-supported debt outstanding of 4 percent of personal income (the existing State-supported debt level is 6 percent of personal income); (b) a phased-in cap on new State-supported debt service costs of 5 percent of total governmental funds receipts (the existing State-supported debt service costs are 5 percent of total governmental receipts);
(c) a limit on the use of debt to capital works and purposes only; and (d) a limit on the maximum term of new State-supported debt to 30 years.

    The cap on new State-supported debt outstanding begins at
0.75 percent of personal income in 2000-01 and is gradually increased until it is fully phased in at 4 percent of personal income in 2010-11. Similarly, the phased-in cap on new State-supported debt service costs begins at 0.75 percent of total governmental funds receipts and is gradually increased until it is fully phased in at 5 percent in 2013-14. State-supported bond issuance's during the 2000-01 borrowing plan are projected by the Division of the Budget ("DOB") to be within the Debt Reform Act's statutory caps.

    The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt service costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to October 31st of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The DOB expects that the prohibition on issuing new State-supported debt if the caps are met or exceeded will provide an incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

New York Local Government Assistance Corporation

    In 1990, as part of a New York State (the "State") fiscal reform program, legislation was enacted creating the New York Local Government Assistance Corporation (the "LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation authorized LGAC to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds) plus certain other amounts. Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds.

    As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

Recent Developments

    National economic growth slowed significantly during the second half of 2000 and first quarter of 2001, as the longest economic expansion on record starts its eleventh year. Real U.S. Gross Domestic Product (GDP) grew by 1.3 percent during the first quarter of 2001, following growth of 1.0 percent in the last quarter of 2000. Real U.S. GDP is expected by the Division of the Budget ("DOB") to grow by 2.2 percent for the year, following a 5.0 percent increase in 2000.

    In an attempt to boost the economy, the Federal Reserve Board cut the federal funds target rate five times by a total of 250 basis points during the first five months of 2001. Lower interest rates are expected to stimulate growth in consumption, housing investment and business spending. The positive impact of the rate cuts is anticipated to occur in the second half of calendar year 2001.

    Personal income is estimated to have grown 6.3 percent in 2000 and 6.1 percent during the first quarter of 2001. Growth in wages and salaries and interest income are the primary factors which contributed to strong personal income growth for 2000. Slower growth in wages and interest income is expected for 2001. Overall, personal income growth of 4.8 percent is expected in 2001. Non-agricultural employment grew 2.0 percent in 2000, but growth is expected to slow to 0.9 percent in 2001, in line with the anticipated economic slowdown. The unemployment rate averaged 4.0 percent during 2000, but is expected to average 4.5 percent in 2001, as employment and output growth weaken.

    The most significant risks to the forecast set forth herein relate to those factors which may cause the economy to slow down substantially more than projected. With increased layoff announcements, employment growth may be below expectations. This suggests lower income growth and, hence, lower consumption growth than projected. Another potential risk to the national economy lies in the uncertain future of the financial markets. Should the stock market continue to undergo significant declines, the resultant reduction in the value of household wealth could reduce consumption growth even further than anticipated. Alternatively, the Federal Reserve's accelerated pace of interest rate reductions could lead to an earlier and sharper-than-expected rebound in consumption and investment.

    The economic forecast for the State has been modified from that presented with the Executive Budget for 2001-02 to reflect more recent economic data, as well as the change in the national outlook. Continued growth is projected for 2001 in employment, wages, and personal income, although growth will moderate significantly from the rates achieved in 2000. New York personal income is estimated to have grown by 7.7 percent in 2000, fueled in part by a large increase in financial sector bonus payments and strong growth in total employment. State personal income is projected to grow 4.5 percent in 2001. The slowdown in growth is attributable to slower employment growth and expected weakness in the financial sector. Overall employment is expected to grow at a more modest rate than in 2000, reflecting the slowdown in the national economy, continued fiscal restraint, and restructuring in the manufacturing, health care, social service, and financial sectors.

2001-02 Fiscal Year (Executive Budget Forecast)

    The Governor presented his 2001-02 Executive Budget to the Legislature on January 16, 2001. The Executive Budget contains financial projections for the State's 2000-01 through 2003-04 fiscal years, a detailed economic forecast, and a proposed Capital Program and Financing Plan for the 2001-02 through 2005-06 fiscal years.

    The Governor submitted his 30-day amendments to the Executive Budget for the 2001-02 fiscal year on February 13, 2001, at which time the Division of the Budget issued a revised Financial Plan that incorporated the proposed amendments. The revised Financial Plan projected total General Fund receipts, including transfers from other funds, of $42.66 billion in the 2001-02 fiscal year, an increase of $200 million over the Executive Budget forecast. Total disbursements, including transfers to other funds, remained unchanged at $41.34 billion. The revised Financial Plan also added $250 million in income tax receipts to the Debt Reduction Reserve Fund. The Governor proposed retaining the additional receipts for a reserve, consistent with his recommendations in the Executive Budget for the use of the 2000-01 cash surplus projected at this time. The outyear gap projections remained essentially unchanged from the Executive Budget forecast, with potential imbalances of $2.48 billion in the 2002-03 fiscal year and $2.93 billion in the 2003-04 fiscal year.

    The State has not yet enacted a budget for the 2001-02 fiscal year, which began on April 1, 2001, but did enact appropriations for State-supported, contingent contractual, and certain other debt-service-like obligations for the entire 2001-02 fiscal year on March 29, 2001. The State has also passed legislation that extends certain revenue-raising authority and makes interim appropriations to permit the State to continue operations until final action on the Executive Budget.

2000-2001 Fiscal Year

    The State ended its 2000-01 fiscal year on March 31, 2001 with a General Fund surplus of $2.73 billion as reported by DOB. After year-end adjustments described below, the closing balance in the General Fund was $1.10 billion. Of this balance, $627 million was held in the Tax Stabilization Reserve Fund (the "TSRF") (after a deposit of $80 million in fiscal year 2000-01), $150 million in the Contingency Reserve Fund (the "CRF"), $292 million in the Community Projects Fund (the "CPF"), and $29 million in the Universal Pre-Kindergarten Fund.

    In addition to the General Fund closing balance of $1.10 billion, the State had $3.52 billion on deposit in the tax refund reserve account at the end of the 2000-01 fiscal year. The refund reserve account is used to adjust personal income tax collections across fiscal years to pay for tax refunds, as well as to accomplish other Financial Plan objectives. The Governor has proposed retaining $1.73 billion of the $3.52 billion balance for reserves, with $1.48 billion set aside for economic uncertainties and $250 million for deposit into the Debt Reduction Reserve Fund (the "DRRF"). The remaining balance of $1.79 billion is comprised of $1.22 billion that is available to accomplish Financial Plan objectives, $521 million from LGAC that may be used to pay tax refunds during fiscal year 2001-02 but must be on deposit at the close of the fiscal year, and $51 million in additional funds designated to pay refunds related to the Earned Income Tax Credit and the Dependent Care Tax Credit.

    The 2000-01 General Fund closing balance also excludes $1.2 billion that was deposited in the School Tax Relief (STAR) Special Revenue Fund at the end of the 2000-01 fiscal year (to meet a portion of the STAR payments in fiscal year 2001-02) and $250 million on deposit in the DRRF (for debt reduction in fiscal year 2001-02).

    General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.49 billion (6.7 percent) over fiscal year 1999-00 results.

It should be noted that the receipts results for fiscal year 2000-01 reflect year-end refund reserve transactions that had the effect of reducing personal income tax receipts in the 2000-01 fiscal year and increasing them in the 2001-02 fiscal year. In comparison to the 2000-01 Financial Plan enacted in May 2000 (the "May Financial Plan"), receipts were $3 billion higher than projected, prior to the refund reserve transaction. The growth in receipts above the May 2000 estimate was largely due to stronger than anticipated growth in the personal income tax.

1999-2000 Fiscal Year

    The State ended its 1999-2000 fiscal year in balance on a cash basis, with a General Fund cash-basis surplus of $1.51 billion as reported by DOB. As in recent years, strong growth in receipts above forecasted amounts produced most of the year-end surplus. Spending was also modestly below projections, further adding to the surplus.

    The State reported a closing balance of $1.17 billion in the General Fund, an increase of $275 million over the closing balance from the prior year. The balance was held in four accounts within the General Fund: the TSRF, the CRF, the DRRF and the CPF which is used to finance legislative initiatives. The balance is comprised of $547 million in the TSRF after a deposit of $74 million in 1999-2000; $107 million in the CRF; $250 million in the DRRF; and $263 million in the CPF.

    The closing fund balance excludes $3.97 billion that the State deposited into the tax refund reserve account at the close of 1999-2000 to pay for tax refunds in 2000-01 of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 2000. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1999-2000, while increasing reported receipts in 2000-01.

    General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1999-2000 fiscal year totaled $37.40 billion, an increase of 1.6 percent over 1998-99. General Fund disbursements and transfers to other funds totaled $37.17 billion, an increase of 1.6 percent from the prior fiscal year.

1998-1999 Fiscal Year

    The State ended its 1998-99 fiscal year on March 31, 1999 in balance on a cash basis, with a General Fund cash surplus as reported by the DOB of $1.82 billion. The cash surplus was derived primarily from higher-than-projected tax collections as a result of continued economic growth, particularly in the financial markets and the securities industries.

    The State reported a General Fund closing cash balance of $892 million, an increase of $254 million from the prior fiscal year. The balance is held in three accounts within the General
Fund: the TSRF, the CRF and the CPF. The TSRF closing balance was $107 million, following a deposit of $39 million in 1998-99. The CPF, which finances legislative initiatives, closed the fiscal year with a balance of $312 million.

    The closing fund balance excludes $2.31 billion that the State deposited into the tax refund reserve account at the close of 1998-99 to pay for tax refunds in 1999-2000 of which $521 million was made available as a result of the Local Government Assistance Corporation (LGAC) financing program and was required to be on deposit as of March 31, 1999. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1998-99, while increasing reported receipts in 1999-2000.

    General Fund receipts and transfers from other funds for the 1998-99 fiscal year totaled $36.74 billion, an increase of 6.34 percent from 1997-98 levels. General Fund disbursements and transfers to other funds totaled $36.49 billion for the 1998-99 fiscal year, an increase of 6.23 percent from 1997-98 levels.

State Financial Practices: GAAP Basis

    Historically, the State has accounted for, reported and budgeted its operations on a cash basis. The State currently formulates a financial plan which includes all funds required by generally accepted accounting principles ("GAAP"). The State, as required by law, continues to prepare its financial plan and financial reports on the cash basis of accounting as well.

    1999-2000 Fiscal Year

    The State reported a General Fund operating surplus of $2.229 billion for the 1999-2000 fiscal year, as compared to an operating surplus of $1.078 billion for the 1998-99 fiscal year. As a result, the State reported an accumulated fund balance of $3.925 billion in the General Fund. Without the benefit of $4.7 billion of LGAC net bond proceeds between 1991 and 1995, and the decision to use $300 million of Dormitory Authority bond proceeds in 1996, these would have been a General Fund accumulated deficit of $401 million.

    Revenues increased $4.801 billion (6.6 percent) over the prior fiscal year with increases in personal income, consumption and use and other taxes, and miscellaneous revenues. Personal income taxes grew $2.588 billion, an increase of 12.3 percent. The increase in personal income taxes was caused by strong employment and wage growth and the continued strong performance by the financial markets during 1999. Consumption and use taxes increased $546 million, or 5.4 percent, due to increased consumer confidence. Other taxes increased $23 million, or 1.6 percent. Miscellaneous revenues increased $742 million, a 14.1 percent increase, primarily because of the receipt and recognition of over $500 million in tobacco settlement revenues. Business taxes decreased nearly $254 million, or 4.0 percent.

    Expenditures increased $3.391 billion (4.9 percent) from the prior fiscal year, with the largest increases occurring in State aid for education, and health and environment. Education expenditures grew $1.399 billion (8.7 percent) due mainly to additional support of public schools and increases in the STAR program. Health and environment expenditures grew $404 million (25.1 percent). Net other financing sources decreased $634 million (12.32 percent).

    An operating surplus of $665 million was reported for the Special Revenue Funds for the 1999-2000 fiscal year which increased the accumulated fund balance to $2.143 billion. Revenues increased $4.463 billion over the prior fiscal year (15.3 percent). Expenditures increased $2.906 billion (11.2 percent). Net other financing uses increased $775 million (23.9 percent).

    Debt Service Funds ended the 1999-2000 fiscal year with an operating surplus of $38.1 million and, as a result, the accumulated fund balance increased to $2.055 billion. Revenues increased $200.4 million (7.0 percent). Debt Service expenditures increased $434 million (15.1 percent). Net other financing sources increased $63 million (17.4 percent).

    An operating surplus of $98.4 million was reported in the Capital Projects Funds for the State's 1999-2000 fiscal year and, as a result, the accumulated deficit fund balance decreased to $129.2 million. Revenues increased $92.6 million (3.7 percent). Expenditures increased $84 million (2.3 percent). Net other financing sources decreased by $63 million (4.6 percent).

    1998-99 Fiscal Year

    The State reported a General Fund operating surplus of $1.078 billion for the 1998-99 fiscal year, as compared to an operating surplus of $1.562 billion for the 1997-98 fiscal year. As a result, the State reported an accumulated fund balance of $1.645 billion in the General Fund. The 1998-99 fiscal year operating surplus resulted, in part, from an increase in taxes receivable of $516 million, a decrease in payables to local government of

$262 million, a decrease in accrued liabilities of $129 million and a decrease in deferred revenues of $69 million. These gains were partially offset by a decrease in other assets of $117 million and an increase in tax refunds payable of $102 million.

    Revenues increased $1.969 billion (5.7 percent) over the prior fiscal year with increases in personal income, consumption and use and other taxes, and miscellaneous revenues. Business tax revenues fell from the prior fiscal year. Personnel income taxes grew $1.733 billion, an increase of nearly 9.3 percent.
The increase in personal income taxes was caused by strong employment and wage growth and the continued strong performance by the financial markets during 1998. Consumption and use taxes increased $269 million, or 3.8 percent, due to increased consumer confidence. Other taxes increased $73 million, or 6.9 percent. Miscellaneous revenues increased $145 million, a 5.6 percent increase, primarily because of an increase in reimbursement from regulated industries (e.g., banking and insurance) to fund the State's administrative costs. Business taxes decreased nearly $252 million, or 4.9 percent, because of prior year refunds and carry forwards which were applied against the current year (1998 liabilities).

    Expenditures increased $1.826 billion (5.5 percent) from the prior fiscal year, with the largest increases occurring in State aid for education and general purpose aid spending. Education expenditures grew $1.014 billion (9.1 percent) due mainly to an increase in spending for support for public schools, handicapped pupil education and municipal and community colleges. General purpose aid increased nearly $329 million (56.5 percent) due to statutory changes in the payment schedule. Personal service and fringe benefit costs increased due to increases in wages and continuing fringe benefits required by collective bargaining agreements.

    Net other financing sources decreased $626 million (159.3 percent) primarily because appropriated transfers from the Special Revenue Funds declined by over $230 million with increases of $265 million in appropriated transfers to Special Revenue, Debt Service and College and University Funds. In addition, transfers to public benefit corporations increased over $170 million primarily because of a change in reporting for Roswell Park Cancer Institute.

    An operating deficit of $117 million was reported for the Special Revenue Funds for the 1998-99 fiscal year which decreased the accumulated fund balance to $464 million. Revenues increased $1.108 billion over the prior fiscal year (4.0 percent) as a result of increases in tax and federal grants revenues. Expenditures increased $1.308 billion (5.3 percent) as a result of increased costs for local assistance grants. Net other financing uses increased $34 million (.10 percent).

    Debt Service Funds ended the 1998-99 fiscal year with an operating surplus of $209 million and, as a result, the accumulated fund balance increased to $2.07 billion. Revenues increased $160 million (6.3 percent) primarily because of increases in dedicated taxes. Debt service expenditures increased $162 million (6.0 percent). Net other financing sources increased $253 million (227.4 percent) due primarily to increases in transfers from the General Fund, patient revenue transfers and the establishment of the Debt Reduction Reserve Fund.

    An operating surplus of $154 million was reported in the Capital Projects Funds for the State's 1998-99 fiscal year and, as a result, the accumulated deficit fund balance decreased to $228 million. Revenues increased $242 million (10.6 percent) primarily because tax revenues increased $101 million and federal grant revenues increased $94 million for transportation projects. Expenditures increased $355 million (10.5 percent) primarily because of increased capital construction spending for transportation and correctional services projects. Net other financing sources increased by $35 million.

    1997-98 Fiscal Year

    The State completed its 1997-98 fiscal year with a combined Governmental Funds operating surplus of $1.80 billion, which included an operating surplus in the General Fund of $1.56 billion, in Capital Projects Funds of $232 million and in Special Revenue Funds of $49 million, offset in part by an operating deficit of $43 million in Debt Service Funds.

    The State reported a General Fund operating surplus of $1.56 billion for the 1997-98 fiscal year, as compared to an operating surplus of $1.93 billion for the 1996-97 fiscal year. As a result, the State reported an accumulated surplus of $567 million in the General Fund for the first time since it began reporting its operations on a GAAP-basis. The 1997-98 fiscal year operating surplus reflects several major factors, including the cash-basis operating surplus resulting from the higher-than-anticipated personal income tax receipts, an increase in taxes receivable of $681 million, an increase in other assets of $195 million and a decrease in pension liabilities of $144 million. This was partially offset by an increase in payables to local governments of $270 million and tax refunds payable of $147 million.

    Revenues increased $617 million (1.8 percent) over the prior fiscal year, with increases in personal income, consumption and use, and business taxes, and decreases reported for other taxes, federal grants and miscellaneous revenues. Personal income taxes grew $746 million, an increase of nearly 4.2 percent. The increase in personal income taxes resulted from strong employment and wage growth and the strong performance by the financial markets during 1997. Consumption and use taxes increased
$334 million or 5.0 percent as a result of increased consumer confidence. Business taxes grew $28 million, an increase of 0.5 percent. Other taxes fell primarily because revenues for estate and gift taxes decreased. Miscellaneous revenues decreased
$380 million, or 12.7 percent, due to a decline in receipts from the Medical Malpractice Insurance Association and medical provider assessments.

    Expenditures increased $137 million (0.4 percent) from the prior fiscal year, with the largest increases occurring in State aid for education and social services spending. Education expenditures grew $391 million (3.6 percent) due mainly to an increase in spending for support for public schools. This growth was offset, in part, by a reduction in spending for municipal and community colleges. Social services expenditures increased
$233 million (2.6 percent) due mainly to program growth. Increases in other State aid spending were offset by a decline in general purpose aid of $235 million (27.8 percent) due to statutory changes in the payment schedule. Increases in personal and non-personal service costs were offset by a decrease in pension contribution of $660 million, a result of the refinancing of the State's pension amortization that occurred in 1997.

    Net other financing sources decreased $841 million (68.2 percent) due to the nonrecurring use of bond proceeds
($769 million) provided by the Dormitory Authority of the State of New York to pay the outstanding pension amortization liability incurred in 1997.

    An operating surplus of $49 million was reported for the Special Revenue Funds for the 1997-98 fiscal year, which increased the accumulated fund balance to $581 million. Revenues rose by $884 million over the prior fiscal year (3.3 percent) as a result of increases in tax and federal grant revenues. Expenditures increased $795 million (3.3 percent) as a result of increased costs for local assistance grants. Net other financing uses decreased $105 million (3.3 percent).

    Debt Service Funds ended the 1997-98 fiscal year with an operating deficit of $43 million and, as a result, the accumulated fund balance declined to $1.86 billion. Revenues increased $246 million (10.6 percent) as a result of increases in dedicated taxes. Debt service expenditures increased
$341 million (14.4 percent). Net other financing sources increased $89 million (401.3 percent) due primarily to savings achieved through advance refundings of outstanding bonds.

    An operating surplus of $232 million was reported in the Capital Projects Funds for the State's 1997-98 fiscal year and, as a result, the accumulated deficit in this fund type decreased to $381 million. Revenues increased $180 million (8.6 percent) primarily as a result of a $54 million increase in dedicated tax revenues and an increase of $101 million in federal grants for transportation and local waste water treatment projects. Expenditures increased $146 million (4.5 percent) primarily as a result of increased capital construction spending for transportation and local waste water treatment projects. Net other financing sources increased by $100 million primarily as a result of a decrease in transfers to certain public benefit corporations engaged in housing programs.

Economic Overview

    New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, the State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

    The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The service sector accounts for more than three of every ten nonagricultural jobs in New York and has a higher proportion of total jobs than does the rest of the nation.

    Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than is the nation. The principal manufacturing industries in recent years produced printing and publishing materials, instruments and related products, machinery, apparel and finished fabric products, electronic and other electric equipment, food and related products, chemicals and allied products, and fabricated metal products.

    Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.

    New York City is the nation's leading center of banking and finance, and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes over one-sixth of all nonfarm labor and proprietors' income.

    Farming is an important part of the economy of large regions of the State, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, apples and other fruits, and fresh vegetables. New York ranks among the nation's leaders in the production of these commodities.

    Federal, State and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.

    The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated more in the services sector.

    In the calendar years 1987 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. The total employment growth rate in the State has been below the national average since 1987. The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991; since then, it has been higher. According to data published by the U.S. Bureau of Economic Analysis, total personal income in the State has risen more slowly than the national average since 1988 than personal income for the nation as a whole, although preliminary data suggests that, in 1998, the State personal income rose more rapidly.

    State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City (the
"City") is a regional employment center for a multi-state region,

State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

State Authorities

    The fiscal stability of the State is related, in part, to the fiscal stability of its public benefit corporations (the "Authorities"). Authorities, which have responsibility for financing, constructing and operating revenue providing public facilities, are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and as otherwise restricted by, their legislative authorizations. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its Authorities were to default on their respective obligations, particularly those using State-supported or State-related financing techniques. As of December 31, 1999, there were 17 Authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all State Authorities was $95 billion, only a portion of which constitutes State-supported or State-related debt.

    Moral obligation financing generally involves the issuance of debt by an Authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any public authority. The State does not intend to increase statutory authorizations for moral obligation bond programs.
From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, the New York State Urban Development Corporation and other public authorities which had moral obligation debt outstanding. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 2000-2001 fiscal year.

    In addition to the moral obligation financing arrangements described above, State law provides for the creation of State municipal assistance corporations, which are public authorities established to aid financially troubled localities. The Municipal Assistance Corporation For The City of New York

("NYC MAC") was created in 1975 to provide financing assistance to the City. To enable NYC MAC to pay debt service on its obligations, NYC MAC receives, subject to annual appropriation by the Legislature, receipts from the 4 percent New York State sales tax for the benefit of the City, the State-imposed stock transfer tax and, subject to certain prior liens, certain local assistance payments otherwise payable to the City. The legislation creating NYC MAC also includes a moral obligation provision. Under its enabling legislation, NYC MAC's authority to issue moral obligation bonds and notes (other than refunding bonds and notes) expired on December 31, 1984. In 1995, the State created the Municipal Assistance Corporation for the City of Troy
("Troy MAC"). The bonds issued by Troy MAC do not include the moral obligation provisions.

    The State also provides for contingent contractual-obligation financing for the Secured Hospital Program pursuant to legislation enacted in 1985. Under this financing method, the State entered into service contracts which obligate the State to pay debt service, subject to annual appropriations, on bonds issued by the New York State Medical Care Facilities Finance Agency and now included as debt of the Dormitory Authority of the State of New York in the event there are shortfalls of revenues from other sources. The State has never been required to make any payments pursuant to this financing arrangement, nor does it anticipate being required to do so during the 2000-2001 fiscal year. The legislative authorization to issue bonds under this program expired on March 1, 1998.

    Authorities' operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are so diverted, the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

    The Metropolitan Transportation Authority (the "MTA") oversees the City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA").

The MTA operates certain commuter rail and bus lines in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated-agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend on operating support from the State, local government and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional state assistance, raise fares or take other actions.

    Since 1980, the State has enacted several taxes--including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1 percent regional sales and use tax--that provide revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, state law has required that the proceeds of a one-quarter of 1 percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993, the State dedicated a portion of the State petroleum business tax receipts to fund operating or capital assistance to the MTA. For the 2000-2001 enacted budget State assistance to the MTA is estimated at approximately $1.35 billion, and initiates a five-year State transportation plan that includes nearly $2.2 billion in dedicated revenue support for the MTA's 2000-2004 Capital Program. This includes an additional $800 million of newly dedicated State petroleum tax revenues, motor vehicle fees, and motor fuel taxes not previously dedicated to the MTA.

    State legislation accompanying the 2000-01 enacted State budget increased the aggregate bond cap for the MTA, TBTA and TA to $16.5 billion in order to finance a portion of the $17.1 billion MTA capital plan for the 2000 through 2004 calendar years (the "2000-04 Capital Program"). On May 4, 2000, the Capital Program Review Board approved the MTA's $17.1 billion capital program for transit purposes for 2000 through 2004. The 2000-04 Capital Program is the fifth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing new rolling stock, maintaining replacement schedules for existing assets, bringing the MTA system into a state of good repair, and making major investments in system expansion projects such as Second Avenue Subway project and the East Side Access project.

    The currently approved 2000-04 Capital Program assumes the issuance of an estimated $8.9 billion in new money bonds. The remainder of the plan is projected to be financed with assistance from the Federal Government, the State, the City of New York, and from various other revenues generated from actions taken by the MTA. Legislation enacted in 2000 authorized the MTA to undertake a major debt restructuring initiative which will enable the MTA to refund approximately $13.7 billion in bonds, consolidate its credit sources, and obviate the need for debt service reserves. The authorization for debt restructuring includes outstanding bonds secured by service contracts with the State.

    The 2000-04 Capital Plan assumed $1.6 billion in State support under the proposed $3.8 billion Transportation
Infrastructure Bond Act of 2000, which was defeated by the voters in the November 2000 general election. The MTA is currently reviewing options to offset the loss of the Bond Act funds.

    There can be no assurance that all necessary governmental actions for future capital programs will be taken or that funding sources currently identified will not be decreased or eliminated. Moreover, should the MTA's plans to issue additional debt to replace funding anticipated from the defeated Transportation Infrastructure Bond Act not materialize, the City and the State could come under pressure to provide additional funding to the MTA. Should funding levels ultimately fall below the levels assumed in the plan approved by the Capital Program Review Board, the MTA would have to revise its 2000-04 Capital Program accordingly. If the 2000-04 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could impair the MTA's ability to meet its operating expenses without additional State assistance.

Certificates of Participation

    The State also participates in the issuance of certificates of participation ("COPs") in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment, or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the Comptroller and the Director of the Budget, over the issuance of COPs representing the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property.

New York City

    The fiscal health of the State may also be affected by the fiscal health of the City, which continues to require significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City and certain entities issuing debt for the City to market their securities successfully in the public credit markets. The City has achieved balanced operating results from each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP standards.

    In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the NYC MAC to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "Control Period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the Control Period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a Control Period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including, but not limited to, a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

    Currently, the City and its Covered Organizations (i.e., those which receive or may receive moneys from the City directly, indirectly or contingently) operate under a four-year financial plan (the "Financial Plan") which the City prepares annually and periodically updates. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in the Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

    To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. The City issues securities to finance, refinance and rehabilitate infrastructure and other capital needs, as well as for seasonal financing needs. In 1997, the State created the New York City Transitional Finance

Authority ("TFA") to finance a portion of the City's capital program because the City was approaching its State Constitutional general debt limit. Without the additional financial capacity of the TFA, projected contracts for City capital projects would have exceeded the City's debt limit during City fiscal year 1997-98. In addition, in 1999, the City created TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues. During the 2000 legislative session, the State enacted legislation that increased the borrowing authority of the TFA by $4 billion, to $11.5 billion, which the City expects will provide sufficient financing capacity to continue its capital program over the next four fiscal years.

OSDC and Control Board Reports

    The staffs of the Control Board, OSDC and the City Comptroller issue periodic reports on the City's Financial Plans. The reports analyze the City's forecasts of revenues and expenditures, cash flow, and debt service requirements, as well as evaluate compliance by the City and its Covered Organizations with the Financial Plan. According to recent staff reports, while economic growth in New York City has been slower than in other regions of the country, a surge in Wall Street profitability resulted in increased tax revenues and generated a substantial surplus for the City in the City fiscal years 1996-
97, 1997-98 and 1998-99.   For its 1999-2000 fiscal year, which
ended June 30, 2000, the City had an operating surplus of $3.2 billion, before discretionary and other transfers, and achieved balanced operating results, after discrectionary and other transfers, in accordance with GAAP. On March 22, 2001, the staff of the Control Board issued a report indicating that the City was likely to end fiscal year 2001 with a possible surplus of $99 million. Although several sectors of the City's economy have expanded recently, especially tourism and business and professional services, City tax revenues remain heavily dependent on the continued profitability of the securities industries and the course of the national economy. In addition, the size of recent tax reductions has increased to over $2.6 billion in City fiscal year 2000-01 through the expiration of a personal income tax surcharge, the repeal of the non-resident earnings tax and the elimination of the sales tax on clothing items costing less than $110. These reductions are expected to be worth $3.0 billion by City fiscal year 2004-05. The Mayor has proposed additional tax reductions that would raise the total worth of recent tax cuts to $4.3 billion by City fiscal year 2004-05. Staff reports have indicated that recent City budgets have been balanced in part through the use of non-recurring resources and that the City's Financial Plan tends to rely in part on actions outside its direct control. These reports have also indicated that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth and that the City is likely to continue to face substantial gaps between forecast revenues and expenditures in future years that must be closed with reduced expenditures and/or increased revenues.

Financing Requirements

    The City requires significant amounts of financing for seasonal and capital purposes. Since 1981, the City has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The City issued $750 million of short-term obligations in fiscal years 2000 and 2001 to finance the City's projected cash flow needs for those fiscal years. The City issued $500 million of short-term obligations in fiscal year 1999. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

    The City makes substantial capital expenditures to reconstruct and rehabilitate the City's infrastructure and physical assets, including City mass transit facilities, sewers, streets, bridges and tunnels, and to make capital investments that will improve productivity in City operations. City funded commitments are projected to reach $7.1 billion in 2001 and City funded expenditures are forecast at $4.5 billion in the 2001 fiscal year.

    In connection with the Financial Plan, the City has outlined a gap-closing program for the fiscal years 2003 through 2005 to eliminate the $2.4 billion, $2.5 billion and $2.3 billion projected budget gaps for each such fiscal year. This program, which is not specified in detail, assumes for the 2003 through 2005 fiscal years, respectively, additional agency programs to reduce expenditures or increase revenues by $1.3 billion, $1.4 billion and $1.2 billion; additional State actions of $550 million; additional Federal actions of $450 million; and the availability of $100 million of the General Reserve.

    The City's projected budget gaps for the 2004 and 2005 fiscal years do not reflect the savings expected to result from the prior years' programs to close the gaps set forth in the Financial Plan. Thus, for example, recurring savings anticipated from the actions which the City proposes to take to balance the fiscal year 2003 budget are not taken into account in projecting the budget gaps for the 2004 and 2005 fiscal years.

    Although the City has maintained balanced budgets in each of its last 20 fiscal years and is projected to achieve balanced operating results for the 2001 and 2002 fiscal years, there can be no assurance that the gap-closing actions proposed in the Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

Other Localities

    Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2000-01 fiscal year.

    The State has provided extraordinary financial assistance to select municipalities, primarily cities, since the 1996-97 fiscal year. Funding has essentially been continued or increased in each subsequent fiscal year. Such funding in 2000-2001 totals $200.4 million. In 2000-01, the State increased General Purpose State Aid for local government by $11 million to $562 million, and has continued funding at this new level since that date.

    While the distribution of General Purpose State Aid for local governments was originally based on a statutory formula, in recent years both the total amount appropriated and the shares appropriated to specific localities have been determined by the Legislature. A State commission established to study the distribution and amounts of general purpose local government aid failed to agree on any recommendations for a new formula.

Certain Municipal Indebtedness

    Counties, cities, towns, villages and school districts have engaged in substantial short-term and long-term borrowings. In 1998, the total indebtedness of all localities in the State, other than New York City, was approximately $20.3 billion. A small portion (approximately $80 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units (other than New York City) authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-three localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1998.

    Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, the City, Nassau County or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

Litigation

    The State is a defendant in legal proceedings involving State finances, State programs and miscellaneous civil rights, tort, real property and contract claims where the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 2000-01 fiscal year or thereafter.

    Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2000-01 State Financial Plan. The State believes that the proposed 2000-01 State Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 2000-01 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of all potential 2000-01 State Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2000-01 State Financial Plan.

Other Investments of the Tax-Exempt Portfolios

Adjustable Rate Obligations

    The interest rate payable on certain municipal securities in which a Portfolio may invest, called "adjustable rate" obligations, is not fixed and may fluctuate based upon changes in market rates. The interest rate payable on an adjustable rate municipal security is adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Other features may include the right of a Portfolio to demand prepayment of the principal amount and accrued interest of the obligation prior to its stated maturity and the right of the issuer to prepay the principal amount and accrued interest prior to maturity. The main benefit of an adjustable rate municipal security is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of adjustable rate municipal securities enhances the ability of a Portfolio to maintain a stable net asset value per share and to sell an obligation prior to maturity at a price approximating the full principal amount. The payment of principal and interest by issuers of certain municipal securities purchased by a Portfolio may be guaranteed by letter of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether a municipal security meets a Portfolio's investment quality requirements.

    Adjustable rate obligations purchased by a Portfolio may include participation interests in variable rate industrial development bonds that are backed by irrevocable letters of credit or guarantees of banks that meet criteria for banks described above in "Taxable Securities." Purchase of a participation interest gives a Portfolio an undivided interest in certain such bonds. A Portfolio can exercise the right, on not more than 30 days' notice, to sell such an instrument back to the bank from which it purchased the instrument and draw on the letter of credit for all or any part of the principal amount of such Portfolio's participation interest in the instrument, plus accrued interest, but will generally do so only (i) as required to provide liquidity to such Portfolio, (ii) to maintain a high quality investment portfolio, or (iii) upon a default under the terms of the demand instrument. Banks retain portions of the interest paid on such variable rate industrial development bonds as their fees for servicing such instruments and the issuance of related letters of credit and repurchase commitments. Each Portfolio follows Rule 2a-7 with respect to its investments in adjustable rate instruments supported by letters of credit and participation interests.


    A Portfolio will not purchase participation interests in adjustable rate industrial development bonds unless the interest earned by such Portfolio from the bonds in which it holds participation interests is considered to be exempt from Federal income taxes. The Adviser will monitor the pricing, quality and liquidity of adjustable rate demand obligations and participation interests therein held by such Portfolio on the basis of published financial information, rating agency reports and other research services to which the Adviser may subscribe.

Standby Commitments

    A Portfolio may purchase municipal securities together with the right to resell them to the seller at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a "standby commitment," and the aggregate price which such Portfolio pays for securities with a standby commitment may be higher than the price which otherwise would be paid. The primary purpose of this practice is to permit such Portfolio to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. In this regard, such Portfolio acquires standby commitments solely to facilitate portfolio liquidity and does not exercise its rights thereunder for trading purposes. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, a Portfolio's policy is to enter into standby commitment transactions only with municipal securities dealers which are determined to present minimal credit risks.

    The acquisition of a standby commitment does not affect the valuation or maturity of underlying municipal securities which continue to be valued in accordance with the amortized cost method. Standby commitments acquired by a Portfolio are valued at zero in determining net asset value. Where a Portfolio pays directly or indirectly for a standby commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held. Standby commitments do not affect the average weighted maturity of a Portfolio's portfolio of securities. Such Portfolio does not currently intend to invest more than 5% of its net assets in standby commitments in the coming year.

General

    Yields on municipal securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond and municipal note market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. The achievement of a Portfolio's investment objectives is dependent in part on the continuing ability of the issuers of municipal securities in which a Portfolio invests to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the Commission, although there have been proposals which would require registration in the future.

    After purchase by a Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Portfolio. Neither event requires the sale of such security by a Portfolio, but the Adviser will consider such event in its determination of whether such Portfolio should continue to hold the security, pursuant to Rule 2a-7. To the extent that the ratings given by Moody's or Standard & Poor's may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to substitute comparable ratings.

    Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal securities may be materially affected.

                 Additional Investment Policies

    The following investment policies supplement those set forth above for each Portfolio. Except as otherwise indicated below, such additional policies apply to all Portfolios.

Repurchase Agreements

    A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor on an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate, which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Repurchase agreements are currently entered into with creditworthy counterparties as determined by the Adviser, including broker-dealers, member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or with State Street Bank and Trust Company ("State Street Bank"), the Fund's Custodian. For each repurchase agreement, a Portfolio requires continual maintenance of the market value of underlying collateral in amounts equal to, or in excess of, the agreement amount. While the maturities of the underlying collateral may exceed 397 days, the term of the repurchase agreement is always less than 397 days. In the event that a counterparty defaulted on its repurchase obligation, a Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor became bankrupt, a Portfolio might be delayed in selling the collateral. Repurchase agreements often are for short periods such as one day or a week, but may be longer. Repurchase agreements not terminable within seven days will be limited to no more than 10% of a Portfolio's assets. Pursuant to Rule 2a-7, a repurchase agreement is deemed to be an acquisition of the underlying securities, provided that the obligation of the seller to repurchase the securities from the money market fund is collateralized fully (as defined in such Rule). Accordingly, the counterparty of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

Reverse Repurchase Agreements

    A Portfolio may also enter into reverse repurchase agreements, which involve the sale of money market securities held by a Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.
The Portfolios do not currently intend to enter into such agreements during the coming year.

When-Issued Securities

    Certain issues that a Portfolio is permitted to purchase are offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs from within ten days to one month after the purchase of the issue. During the period between purchase and settlement, no payment is made by a Portfolio to the issuer and, thus, no interest accrues to a Portfolio from the transaction. When-issued securities may be sold prior to the settlement date, but a Portfolio makes when-issued commitments only with the intention of actually acquiring the securities. To facilitate such acquisitions, the Fund's Custodian will maintain, in a separate account of a Portfolio, U.S. Government securities or other liquid high grade debt securities having value equal to or greater than commitments held by the Portfolio. Similarly, a separate account will be maintained to meet obligations in respect of reverse repurchase agreements. On delivery dates for such transactions, a Portfolio will meet its obligations from maturities or sales of the securities held in the separate account and/or from the available cash flow. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it can incur a gain or loss. At the time a Portfolio makes the commitment to purchase a security on a when-issued basis, it records the transaction and reflects the value of the security in determining its net asset value.

Illiquid Securities and Restricted Securities

    None of the Portfolios will maintain more than 10% of its net assets in illiquid securities. Illiquid securities may include securities that are not readily marketable, securities subject to legal or contractual restrictions on resale (except as described below) and repurchase agreements not terminable within seven days. Restricted securities are securities subject to the contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act. Except with respect to the Tax-Free Portfolio, which is not permitted to invest in restricted securities, restricted securities that are determined by the Adviser to be liquid in accordance with procedures adopted by the Directors, including securities eligible for resale under Rule 144A under the Securities Act and commercial paper issued in reliance upon the exemption from registration in Section 4(2) of the Securities Act, will not be treated as illiquid for purposes
of the restriction on illiquid securities.    As to illiquid
securities, a Portfolio is subject to a risk that, should the Portfolio's desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected.

    The Fund's Directors have the ultimate responsibility for determining whether specific securities are liquid or illiquid.
The Directors have delegated the function of making day-to-day determinations of liquidity to the Adviser, pursuant to guidelines approved by the Directors.

    Following the purchase of a restricted security by a Portfolio, the Adviser monitors continuously the liquidity of such security and reports to the Directors regarding purchases of liquid restricted securities.

Senior Securities

    None of the Portfolios will issue senior securities except as permitted by the Act or the rules, regulations, or interpretations thereof.

General

    While there are many kinds of short-term securities used by money market investors, the Portfolios, in keeping with their primary investment objective of safety of principal, generally invest in the types summarized above. Net income to shareholders is aided both by each Portfolio's ability to make investments in large denominations and by efficiencies of scale. Also, each Portfolio may seek to improve its income by selling certain portfolio securities prior to maturity in order to take advantage of yield disparities that occur in money markets. The market value of each Portfolio's investments may decrease during periods of rising interest rates and to increase during intervals of falling rates. These changes in value are usually smaller for short-term securities than for securities with longer maturities. Because the Portfolios invest in securities with short maturities and seek to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that changes in interest rates would change the value of your investment.

____________________________________________________________

                     INVESTMENT RESTRICTIONS
____________________________________________________________

    Unless otherwise specified to the contrary, the following restrictions may not be changed with respect to a Portfolio without the affirmative vote of (1) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares, whichever is less. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of the Portfolio's assets will not constitute a violation of that restriction.

Prime Portfolio

    The Portfolio may not:

    1. purchase any security which has a maturity date more than one year* from the date of the Portfolio's purchase;

    2. invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry provided that for purposes of this restriction
(a) there is no limitation with respect to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities, or bank obligations, including
____________________

* Which maturity, pursuant to Rule 2a-7, may extend to 397 days, or such greater length of time as may be permitted from time to time pursuant to Rule
              2a-7.

certificates of deposit, bankers' acceptances and interest-bearing savings deposits (such bank obligations are issued by domestic banks, including U.S. branches of foreign banks subject to the same regulation as U.S. banks) and
(b) consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries;

    3. invest more than 5% of its assets in the securities of any one issuer** (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities), except that up to 25% of the value of the Portfolio's total assets may be invested without regard to such 5% limitation;

    4. invest in more than 10% of any one class of an issuer's outstanding securities (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities);

    5. borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements in an aggregate amount not to exceed 15% of the Portfolio's assets and to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and the Portfolio will not purchase any investments while borrowings in excess of 5% of total assets exist;

    6. pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with any borrowing mentioned above, including reverse repurchase agreements, and in an aggregate amount not to exceed 15% of the Portfolio's assets;
____________________

** As a matter of operating policy, pursuant to Rule 2a-7, the Prime Portfolio will invest no more than 5% of its assets in the first tier (as defined in Rule 2a-7) securities of any one issuer, except that under Rule 2a-7, a Fund may invest up to 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days. Fundamental policy number (3) would give the Portfolio the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 is amended in the future. Pursuant to Rule 2a-7, acquisition of a fully collateralized repurchase agreement is deemed to be the acquisition of the underlying securities.

    7. make loans, provided that the Portfolio may purchase money market securities and enter into repurchase agreements;

    8. enter into repurchase agreements if, as a result thereof, more than 10% of the Portfolio's assets would be committed to repurchase agreements not terminable within seven days and other illiquid investments; or

    9. (a) make investments for the purpose of exercising control; (b) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (c) invest in real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate, or interests therein), commodities or commodity contracts, including futures contracts, interests in oil, gas and other mineral exploration or other development programs;
(d) purchase securities on margin; (e) make short sales of securities or maintain a short position or write, purchase or sell puts, call, straddles, spreads or combinations thereof;
(f) invest in securities of issuers (other than agencies and instrumentalities of the United States Government) having a record, together with predecessors, of less than three years of continuous operation if more than 5% of the Portfolio's assets would be invested in such securities; (g) purchase or retain securities of any issuers if those officers and directors of the Fund and employees of the Adviser who own individually more than 1/2% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer; or (h) act as an underwriter of securities.

Government Portfolio

    The Portfolio may not:

    1. purchase any security which has a maturity date more than one year*** from the date of the Portfolio's purchase;

    2. purchase securities other than marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities, or repurchase agreements pertaining thereto;

    3.   enter into repurchase agreements if, as a result
thereof, more than 10% of the Portfolio's assets would be
____________________

*** Which maturity, pursuant to Rule 2a-7, may extend to 397 days, or such greater length of time as may be permitted from time to time pursuant to Rule
              2a-7.

committed to repurchase agreements not terminable within seven days and other illiquid investments or with any one seller if, as a result thereof, more than 5% of the Portfolio's assets would be invested in repurchase agreements purchased from such seller;and may not enter into any reverse repurchase agreements if, as a result thereof, the Portfolio's obligations with respect to reverse repurchase agreements would exceed 10% of the Portfolio's assets;

    4. borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements in aggregate amounts not to exceed 10% of the Portfolio's assets and to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and the Portfolio will not purchase any investments while borrowings in excess of 5% of total assets exist;

    5. pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Portfolio except as may be necessary in connection with any borrowing mentioned above, including reverse repurchase agreements, and in an aggregate amount not to exceed 10% of the Portfolio's assets;

    6. make loans, provided that the Portfolio may purchase securities of the type referred to in paragraph 2 above and enter into repurchase agreements with respect thereto;

    7.   act as an underwriter of securities; or

    8. invest more than 25% of its total assets in securities of a single issuer, or in securities of issuers in any single industry, except that these restrictions do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or other U.S Government securities.

Treasury Portfolio

    The Portfolio:

    1. May not borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements in aggregate amounts not to exceed 10% of the Portfolio's assets and to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and the Portfolio will not purchase any investment while any such borrowings exist;

    2. May not pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Portfolio except as may be necessary in connection with any borrowing mentioned above, including reverse repurchase agreements, and in an aggregate amount not to exceed 10% of the Portfolio's assets;

    3. May not make loans, provided that the Portfolio may purchase securities of the type referred to in paragraph 2 above and enter into repurchase agreements with respect thereto;

    4. May not invest in real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate, or interests therein), commodities or commodity contracts, interests in oil, gas and other mineral exploration or other development programs;

    5.   May not act as an underwriter of securities; or

    6. May not invest more than 25% of its total assets in securities of a single issuer, or in securities of issuers in any single industry, except that these restrictions do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or other U.S Government securities.

Tax-Free Portfolio

    The Portfolio may not:

    1. purchase any security which has a maturity date more than one year**** from the date of the Portfolio's purchase;

    2. invest more than 25% of its total assets in the securities of issuers conducting their principal business activities in any one industry, provided that for purposes of this policy (a) there is no limitation with respect to investments in municipal securities (including industrial development bonds), securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and bank obligations, including certificates of deposit, bankers' acceptances and interest-bearing savings deposits, (such bank obligations are issued by domestic banks, including U.S. branches of foreign banks subject to the same regulation as U.S. banks) and (b) consumer finance companies, industrial finance companies
____________________

**** Which maturity, pursuant to Rule 2a-7, may extend to 397 days, or such greater length of time as may be permitted from time to time pursuant to Rule
              2a-7.

and gas, electric, water and telephone utility companies are each considered to be separate industries. For purposes of this restriction and those set forth in restrictions 4 and 5 below, the Portfolio will regard the entity which has the primary responsibility for the payment of interest and principal as the issuer;

    3. invest more than 25% of its total assets in municipal securities (a) whose issuers are located in the same state, or
(b) the interest upon which is paid from revenues of similar-type projects;

    4. invest more than 5% of its total assets in the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) except that with respect to 25% of its total assets it may invest not more than 10% of such total assets in the securities of any one issuer.***** For purposes of such 5% and 10% limitations, the issuer of the letter of credit or other guarantee backing a participation interest in a variable rate industrial development bond is deemed to be the issuer of such participation interest;

    5. purchase more than 10% of any class of the voting securities of any one issuer except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

    6. borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements for extraordinary or emergency purposes in an aggregate amount not to exceed 15% of the Portfolio's total assets. Such borrowings may be used, for example, to facilitate the orderly maturation and sale of portfolio securities during periods of abnormally heavy redemption requests, if they should occur, such borrowings may
____________________

***** As a matter of operating policy, pursuant to Rule 2a-7, the Tax-Free Portfolio will invest no more than 5% of its assets in the securities of any one issuer, except that under Rule 2a-7, a Fund may invest up to 25% (subject to the Fund's limitation of not investing more than 10% per issuer) of its total assets in the first tier securities (as defined in Rule 2a-7) of a single issuer for a period of up to three business days. Fundamental policy number (4) would give the Portfolio the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 is amended in the future.

not be used to purchase investments and the Portfolio will not purchase any investments while borrowings in excess of 5% of total assets exist;

    7. pledge, hypothecate, mortgage or otherwise encumber its assets except to secure borrowings, including reverse repurchase agreements, effected within the limitations set forth in restriction 6. To meet the requirements of regulations in certain states, the Portfolio, as a matter of operating policy, will limit any such pledging, hypothecating or mortgaging to 10% of its total assets, valued at market, so long as shares of the Portfolio are being sold in those states;

    8. make loans of money or securities except by the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies and by investment in repurchase agreements;

    9. enter into repurchase agreements (i) not terminable within seven days if, as a result thereof, more than 10% of the Portfolio's total assets would be committed to such repurchase agreements (whether or not illiquid) or other illiquid investments, or (ii) with a particular vendor****** if immediately thereafter more than 5% of the Portfolio's assets would be committed to repurchase agreements entered into with such vendor; or

    10. (a) make investments for the purpose of exercising control; (b) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (c) invest in real estate (other than securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts; (d) purchase any restricted securities or securities on margin; (e) make short sales of securities or maintain a short position or write, purchase or sell puts (except for standby commitments as described in the Prospectus and above), calls straddles, spreads or combinations thereof; (f) invest in securities of issuers (other than agencies and instrumentalities of the United States Government) having a record, together with predecessors, of less than three years of continuous operation if more than 5% of the Portfolio's assets would be invested in such securities; (g) purchase or retain securities of any issuer if those officers and directors of the Fund and of the Adviser who own individually more than 1/2 of 1% of the outstanding securities of such issuer together own more
____________________

****** Pursuant to Rule 2a-7, acquisition of a fully collateralized repurchase agreement is deemed to be the acquisition of the underlying securities.

than 5% of the securities of such issuer; or (h) act as an underwriter of securities.

California Tax-Free Portfolio

    The Portfolio:

         1. May not invest more than 25% of its total assets in the securities of issuers conducting their principal business activities in any one industry, provided that for purposes of this policy (a) there is no limitation with respect to investments in municipal securities (including industrial development bonds), securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances and interest-bearing savings deposits, and (b) consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries. For purposes of this restriction, the Portfolio will regard the entity which has the primary responsibility for the payment of interest and principal as the issuer;

         2. May not borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements for extraordinary or emergency purposes in an aggregate amount not to exceed 15% of the Portfolio's total assets. Such borrowings may be used, for example, to facilitate the orderly maturation and sale of portfolio securities during periods of abnormally heavy redemption requests, if they should occur, such borrowings may not be used to purchase investments and the Portfolio will not purchase any investment while any such borrowings exist;

         3. May not issue senior securities except to the extent permitted by the 1940 Act;

         4. May not pledge, hypothecate, mortgage or otherwise encumber its assets except to secure borrowings, including reverse repurchase agreements, effected within the limitations set forth in restriction 2;

         5. May not make loans of money or securities except by the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies and by investment in repurchase agreements;

         6. May not invest in real estate (other than securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts; or

         7.   May not act as an underwriter of securities.

Non-Fundamental Policies

         The following policies are not fundamental and may be changed by the Board of Directors without shareholder approval.

         The Portfolio:

         1. May not invest more than 5% of its total assets in the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities), except that with respect to 50% of the Portfolio's total assets the Portfolio may invest in the securities of as few as four issuers (provided that no more than 25% of the Portfolio's total assets are invested in the securities of any one issuer).******* For purposes of this limitation, the issuer of the letter of credit or other guarantee backing a participation interest in a variable rate industrial development bond is deemed to be the issuer of such participation interest;

         2. May not purchase more than 10% of any class of the voting securities of any one issuer except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

         3. May not invest more than 25% of its total assets in municipal securities the interest upon which is paid from revenues of similar-type projects;

         4. May not enter into repurchase agreements not terminable within seven days if, as a result thereof, more than 10% of the Portfolio's net assets would be committed to such repurchase agreements;

         5.   May not purchase any securities on margin;

____________________

******* As a matter of operating policy, pursuant to Rule 2a-7, the Portfolio may, with respect to 75% of its assets, invest no more than 5% of its assets in the securities of any one issuer; the remaining 25% of the Portfolio's assets may be invested in securities of one or more issuers provided that they are "first tier securities" as defined in Rule 2a-7. The policy described herein would give the Portfolio the investment latitude described therein only in the event Rule 2a-7 is further amended in the future.

         6. May not make short sales of securities or maintain a short position or write, purchase or sell puts (except for standby commitments as described in the Prospectus and above), calls, straddles, spreads or combinations thereof; and

         7. May not invest more than 10% of its net assets in illiquid securities.

New York Tax-Free Portfolio

    The Portfolio:

         1. May not invest more than 25% of its total assets in the securities of issuers conducting their principal business activities in any one industry, provided that for purposes of this policy (a) there is no limitation with respect to investments in municipal securities (including industrial development bonds), securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances and interest-bearing savings deposits, and (b) consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries. For purposes of this restriction, the Portfolio will regard the entity which has the primary responsibility for the payment of interest and principal as the issuer;

         2. May not borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements for extraordinary or emergency purposes in an aggregate amount not to exceed 15% of the Portfolio's total assets. Such borrowings may be used, for example, to facilitate the orderly maturation and sale of portfolio securities during periods of abnormally heavy redemption requests, if they should occur, such borrowings may not be used to purchase investments and the Portfolio will not purchase any investment while any such borrowings exist;

         3. May not issue senior securities except to the extent permitted by the 1940 Act;

         4. May not pledge, hypothecate, mortgage or otherwise encumber its assets except to secure borrowings, including reverse repurchase agreements, effected within the limitations set forth in restriction 2;

         5. May not make loans of money or securities except by the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies and by investment in repurchase agreements;

         6. May not invest in real estate (other than securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts; or

         7.   May not act as an underwriter of securities.

Non-Fundamental Policies

         The following policies are not fundamental and may be changed by the Board of Directors without shareholder approval.

         The Portfolio:

         1. May not invest more than 5% of its total assets in the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities), except that with respect to 50% of the Portfolio's total assets the Portfolio may invest in the securities of as few as four issuers (provided that no more than 25% of the Portfolio's total assets are invested in the securities of any one issuer).******** For purposes of this limitation, the issuer of the letter of credit or other guarantee backing a participation interest in a variable rate industrial development bond is deemed to be the issuer of such participation interest;

         2. May not purchase more than 10% of any class of the voting securities of any one issuer except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

         3. May not invest more than 25% of its total assets in municipal securities the interest upon which is paid from revenues of similar-type projects;

         4.   May not enter into repurchase agreements not
terminable within seven days if, as a result thereof, more than
____________________

******** As a matter of operating policy, pursuant to Rule 2a-7, the Portfolio may, with respect to 75% of its assets, invest no more than 5% of its assets in the securities of any one issuer; the remaining 25% of the Portfolio's assets may be invested in securities of one or more issuers provided that they are "first tier securities" as defined in Rule 2a-7. The policy described herein would give the Portfolio the investment latitude described therein only in the event Rule 2a-7 is further amended in the future.

10% of the Portfolio's net assets would be committed to such repurchase agreements;

         5.   May not purchase any securities on margin;

         6. May not make short sales of securities or maintain a short position or write, purchase or sell puts (except for standby commitments as described in the Prospectus and above), calls, straddles, spreads or combinations thereof; and

         7. May not invest more than 10% of its net assets in illiquid securities.

____________________________________________________________

                           MANAGEMENT
____________________________________________________________

Organization

    Each of the Portfolios is a series of Alliance Institutional Reserves, Inc., an open-end management investment company registered under the Act and organized as a Maryland corporation on March 21, 1990. Each Portfolio's activities are supervised by the Board of Directors. The Adviser provides investment advice and, in general, conducts the management and investment program of the Fund, subject to the general supervision and control of the Board of Directors.

    Normally, shares of each series are entitled to one vote per share, and vote as a single series, on matters that affect each series in substantially the same manner. Maryland law does not require annual meetings of shareholders and it is anticipated that shareholder meetings will be held only when required by federal or Maryland law. Shareholders have available certain procedures for the removal of directors.

Directors and Officers

    The Directors and principal officers of the Fund and their primary occupations during the past five years are set forth below. Unless otherwise specified, the address of each such person is 1345 Avenue of the Americas, New York, New York 10105. Those Directors whose names are followed by an asterisk are "interested persons" of the Fund as determined under the Act. Each Director and officer is affiliated as such with one or more of the other registered investment companies that are advised by the Adviser.

Directors

    JOHN D. CARIFA, ********* 56, Chairman of the Board of
Directors, is the President, Chief Operating Officer and a
Director of Alliance Capital Management Corporation ("ACMC"), with which he has been associated since prior to 1996.

    RUTH S. BLOCK, 70, was formerly Executive Vice President and Chief Insurance Officer of The Equitable Life Assurance Society of the United States. She is a Director of Ecolab Incorporated (specialty chemicals) and BP Amoco Corporation (oil and gas). Her address is Box 4623, Stamford, Connecticut, 06903.

    DAVID H. DIEVLER, 71, is an independent consultant. He was formerly a Senior Vice President of ACMC until December 1994.
His address is P.O. Box 167, Spring Lake, New Jersey, 07762.

    JOHN H. DOBKIN, 59, has been the President of Historic Hudson
Valley (historic preservation) since prior to 1996. Previously, he was Director of the National Academy of Design. His address is 150 White Plains Road, Tarrytown, New York 10591.

    WILLIAM H. FOULK, JR., 68, is an Investment Advisor and Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1996. His address is Suite 100, 2 Greenwich Plaza, Greenwich, Connecticut 06830.



    CLIFFORD L. MICHEL, 62, is Senior Counsel at the law firm of Cahill Gordon & Reindel with which he has been associated since prior to 1996. He is President and Chief Executive Officer of Wenonah Development Company (investment holding company) and a Director of Placer Dome, Inc. (mining). His address is St. Bernard's Road, Gladstone, New Jersey 07934.

    DONALD J. ROBINSON, 67, is Senior Counsel of the law firm of Orrick, Herrington & Sutcliffe and was formerly a senior partner and a member of the Executive Committee of that firm. He was also a Trustee of the Museum of the City of New York from 1977-1995. His address is 98 Hell's Peak Road, Weston, Vermont 05161.




____________________

*********     An "interested person" of the Fund as defined in
              the Act.

Officers


    RONALD M. WHITEHILL - President, 63, is a Senior Vice
President of ACMC and President of Alliance Cash Management
Services with which he has been associated since prior to 1996.

    ANDREW M. ARAN - Senior Vice President, 44, is a Senior Vice
President of ACMC with which he has been associated since prior to 1996.

    DREW A. BIEGEL - Senior Vice President, 50, is a Vice
President of ACMC with which he has been associated since prior to 1996.

    KATHLEEN A. CORBET, Senior Vice President, 41, is an
Executive Vice President of ACMC with which she has been associated since prior to 1996.

    WILLIAM E. OLIVER - Senior Vice President, 51, is a Senior
Vice President of ACMC with which he has been associated since prior to 1996.

    RAYMOND J. PAPERA - Senior Vice President, 45, is a Senior
Vice President of ACMC with which he has been associated since prior to 1996.

    KENNETH T. CARTY - Vice President, 40, is a Vice President of
ACMC with which he has been associated since prior to 1996.

    JOHN F. CHIODI, JR. - Vice President, 35, is a Vice President of ACMC with which he has been associated since prior to 1996.

    MARIA R. CONA - Vice President, 46, is an Assistant Vice
President of ACMC with which she has been associated since prior to 1996.

    JOSEPH DONA - Vice President, 40, is a Vice President of ACMC with which he has been associated since prior to 1996.

    FRANCES M. DUNN - Vice President, 30, is a Vice President of
ACMC with which she has been associated since prior to 1996.

    JOSEPH R. LASPINA - Vice President, 40, is an Assistant Vice
President of ACMC with which he has been associated since prior to 1996.

    EILEEN M. MURPHY - Vice President, 30, is a Vice President of
ACMC with which she has been associated since prior to 1996.

    MARIA C. SAZON - Vice President, 35, is a Vice President of
ACMC with which she has been associated since 1997. Prior thereto she was a municipal bond analyst at Financial Guaranty
Insurance Company since prior to 1996.

    EDMUND P. BERGAN, JR., Secretary, 51, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. ("AFD") and AGIS with which he has been associated since prior to 1996.

    MARK D. GERSTEN, Treasurer and Chief Financial Officer, 50, is a Senior Vice President of AGIS and a Vice President of AFD with which he has been associated since prior to 1996.

    THOMAS R. MANLEY, Controller, 50, is a Vice President of ACMC with which he has been associated since prior to 1996.

    ANDREW L. GANGOLF - Assistant Secretary, 47, is a Senior Vice
President and Assistant General Counsel of AFD with which he has been associated since prior to 1996.

    DOMENICK PUGLIESE - Assistant Secretary, 40, is a Senior Vice
President and Assistant General Counsel of AFD with which he has been associated since prior to 1996.

    The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended April 30, 2001, the aggregate compensation paid to each of the Directors during calendar year 2000 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex"), and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any registered investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.

                                                   Total Number  Total Number
                                                   of Registered of Investment
                                                   Investment    Portfolios
                                                   Companies     Within the
                                     Total         the Alliance  Alliance Fund
                                     Compensation  Fund Complex, Complex,
                                     from the      Including the Including the
                                     Alliance      Fund, as to   Fund, as to
                   Aggregate         Fund          which the     which the
                   Compensation      Complex,      Director is   Director is
                   from the          Including     a Director    a Director
Name of Director   Fund              the Fund      or Trustee    or Trustee
---------------    -----------       ------------  ------------- -------------

John D. Carifa        $-0-             $-0-            46         106
Ruth S. Block         $2,814           $155,738        35         82
David H. Dievler      $2,900           $223,025        41         88
John H. Dobkin        $2,901           $187,175        38         85
William H. Foulk, Jr. $2,899           $220,738        42         103
Clifford L. Michel    $2,901           $171,138        36         85
Donald J. Robinson    $2,899           $160,777        38         96


    As of August 13, 2001, the Directors and officers of the Fund as a group owned less than 1% of the outstanding shares of each Portfolio.

The Adviser

    The Fund's investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international adviser managing client accounts with assets as of June 30, 2001 totaling more than $465 billion (of which more than $176 billion represented assets of investment companies). As of June 30, 2001, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 36 of the nation's FORTUNE 100 companies), for public employee retirement funds in 41 out of the 50 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 50 registered investment companies managed by the Adviser, comprising 141 separate investment portfolios, currently have approximately 7.0 million shareholder accounts.

    Alliance Capital Management Corporation ("ACMC") is the general partner of Alliance and an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation, whose shares are traded on the New York Stock Exchange ("NYSE"). As of March 1, 2001, AXA Financial and certain of its subsidiaries were the beneficial owners of approximately 52% of the outstanding Alliance units. Alliance Capital Management Holding L.P. ("Alliance Holding") owned approximately 30% of the outstanding Alliance units.********** Equity interests in Alliance Holding are traded on the NYSE in the form of units. Approximately 98% of such units are owned by the public and management or employees of Alliance and approximately 2% are owned by AXA Financial. As of March 1, 2001, AXA, a French insurance holding company and its subsidiaries owned all of the issued and outstanding shares of common stock of AXA Financial.

    Under the Advisory Agreement, the Adviser provides each Portfolio of the Fund and pays all compensation of Directors of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund without charge with management supervision and assistance and office facilities. Under the Advisory Agreement, each Portfolio pays the Adviser at an annual rate of .20% of the average daily value of its net assets. The fee is accrued daily and paid monthly.

    The Adviser has undertaken, that if, in any fiscal year, the aggregate expenses with respect to a class of shares of a Portfolio, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, but including the management fee and any applicable distribution services fee, exceed .20%, .30% or
 .45% of a Portfolio's aggregate operating expenses for the fiscal year attributable to the Portfolio's Class A shares, Class B shares or Class C shares, respectively, the Portfolio may deduct from the payment to be made to the Adviser, or the Adviser will otherwise bear, such expenses unless the Adviser provides the
Fund with at least 60 days' notice prior to the end of the fiscal year of its determination not to extend the agreement. For the fiscal year ended April 30, 2001, each Portfolio paid the Adviser a management fee of .20 of 1%. Such fees were $10,183,010, $2,032,842, $648,158, $2,183,377 and $75,972 for the Prime,
Government, Treasury, Tax-Free and California Tax-Free
Portfolios, respectively.  The New York Tax-Free Portfolio was not yet in existence during the fiscal year ended April 30, 2001. See the Financial Statements for reimbursements and waivers with respect to operating expenses. For the fiscal year ended April 30, 2000, each Portfolio paid the Adviser a management fee of .20
____________________

**********    Until October 29, 1999, Alliance Holding served as
              the investment adviser to the Fund. On that date, Alliance Holding reorganized by transferring its business to the Adviser. Prior thereto, the Adviser had no material business operations. One result of the organization was that the Advisory
              Agreement, then between the Fund and Alliance
              Holding, was transferred to the Adviser.

of 1%.  Such fees were $6,579,298, $1,354,952,  $488,765 and
$1,167,284 for the Prime, Government, Treasury and Tax-Free Portfolios, respectively. See the Financial Statements for reimbursements and waivers with respect to operating expenses. For the fiscal year ended April 30, 1999, each Portfolio paid the Adviser a management fee of .20 of 1%. Such fees were $4,306,084, $855,152, $51,075, and $813,820 for the Prime,
Government, Treasury and Tax-Free Portfolios, respectively. See the Financial Statements for reimbursements and waivers with respect to operating expenses. The Adviser may make payments from time to time from its own resources, which may include the management fees paid by the Portfolios of the Fund, to compensate broker-dealers, including Sanford C. Bernstein & Co., LLC ("Bernstein") an affiliate of the Adviser, depository institutions and other financial intermediaries that engage in or support the distribution of shares of the Fund, for shareholder servicing and to pay for the preparation, printing and distribution of prospectuses and other literature or other promotional activities.

    The Advisory Agreement remains in effect from year to year, provided that such continuance is specifically approved at least annually by a vote of a majority of each Portfolio's outstanding voting securities or by the Fund's Board of Directors, including in either case approval by a majority of the Directors who are not parties to the Advisory Agreement or interested persons as defined in the Act. The Advisory Agreement may be terminated with respect to any Portfolio without penalty on 60 days' written notice at the option of either party or by vote of a majority of the outstanding voting securities of such Portfolio; it will automatically terminate in the event of assignment. The Adviser is not liable for any action or inaction with regard to its obligations under the Advisory Agreement as long as it does not exhibit willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations.

____________________________________________________________

                      EXPENSES OF THE FUND
____________________________________________________________

Distribution Agreement

    The Fund has entered into a Distribution Agreement (the "Agreement") with AFDthe Fund's principal underwriter (the "Principal Underwriter"), to permit the Fund to pay distribution services fees to defray expenses associated with distribution of its Class B and Class C shares in accordance with a plan of distribution which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the Act (the "Rule 12b-1 Plan").

    Under the Agreement, the Treasurer of the Fund reports the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made to the Directors of the Fund for their review on a quarterly basis. Also, the Agreement provides that the selection and nomination of Directors who are not interested persons of the Fund (as defined in the Act) are committed to the discretion of such disinterested Directors then in office. The Agreement was initially approved by the Directors of the Fund at a meeting held on June 22, 1998.

    In approving the Agreement, the Directors of the Fund determined that there was a reasonable likelihood that the Agreement would benefit the Fund and its shareholders. Information with respect to distribution services fees and other revenues and expenses of the Principal Underwriter will be presented to the Directors each year for their consideration in connection with their deliberations as to the continuance of the Agreement. In their review of the Agreement, the Directors will be asked to take into consideration separately with respect to each class the distribution expenses incurred with respect to such class. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

    During the Fund's fiscal year ended April 30, 2001, the Fund paid distribution services fees for expenditures under the Agreement with respect to Class B and Class C Shares. With respect to the Prime Portfolio Class B shares, distribution services fees for expenditures under the Agreement amounted to $2,098,643, which constituted .10% of the Portfolio's aggregate average daily net assets attributable to Class B shares during the fiscal year. As described above, the Adviser made payments from its own resources aggregating $415,155. In addition, the Adviser may make payments to the Distributor for distribution assistance and for administration, accounting and other services from its fees from the Portfolios. Of the $2,513,798 paid by the Adviser and the Fund under the Agreement, the entire amount was paid to broker-dealers and other financial intermediaries for shareholder servicing and/or distribution assistance.

    With respect to the Prime Portfolio Class C shares, distribution services fees for expenditures under the Agreement amounted to $596,176, which constituted .25% of the Portfolio's aggregate average daily net assets attributable to Class C shares during the fiscal year. As described above, the Adviser made payments from its own resources aggregating $57,468. Of the $653,644 paid by the Adviser and the Fund under the Agreement, the entire amount was paid to broker-dealers and other financial intermediaries for shareholder servicing and/or distribution assistance.

    With respect to the Government Portfolio Class B shares, distribution services fees for expenditures under the Agreement amounted to $438,514, which constituted .10% of the Portfolio's aggregate average daily net assets during the fiscal year. As described above, the Adviser made payments from its own resources aggregating $83,157. Of the $521,671 paid by the Adviser and the Fund under the Agreement, the entire amount was paid to broker-dealers and other financial intermediaries for shareholder servicing and/or distribution assistance.

    With respect to the Government Portfolio Class C shares, distribution services fees for expenditures under the Agreement amounted to $143,177 which constituted .25% of the Portfolio's aggregate average daily net assets during the fiscal year. As described above, the Adviser made payments from its own resources aggregating $9,153. Of the $152,330 paid by the Fund under the Agreement, the entire amount was paid to broker-dealers and other financial intermediaries for shareholder servicing and/or distribution assistance.


    With respect to the Treasury Portfolio Class B shares, distribution services fees for expenditures under the Agreement amounted to $21,036 which constituted .10% of the Portfolio's aggregate average daily net assets during the fiscal year. As described above, the Adviser made payments from its own resources aggregating $3,802. Of the $24,838 paid by the Fund under the Agreement, the entire amount was paid to broker-dealers and other financial intermediaries for shareholder servicing and/or distribution assistance.

    With respect to the Treasury Portfolio Class C shares, distribution services fees for expenditures under the Agreement amounted to $651,023, which constituted .25% of the Portfolio's aggregate average daily net assets during the fiscal year. Of the $651,023 paid by the Fund under the Agreement, the entire amount was paid to broker-dealers and other financial intermediaries for shareholder servicing and/or distribution assistance.

    With respect to the Tax-Free Portfolio Class B shares, distribution services fees for expenditures under the Agreement amounted to $576,917 which constituted .10% of the Portfolio's aggregate average daily net assets during the fiscal year. As described above, the Adviser made payments from its own resources aggregating $87,104. Of the $664,021 paid by the Adviser and the Fund under the Agreement, the entire amount was paid to broker-dealers and other financial intermediaries for shareholder servicing and/or distribution assistance.

    With respect to the Tax-Free Portfolio Class C shares, distribution services fees for expenditures under the Agreement amounted to $328,140 which constituted .25% of the Portfolio's aggregate average daily net assets during the fiscal year. As described above, the Adviser made payments from its own resources aggregating $26,625. Of the $354,765 paid by the Fund under the Agreement, the entire amount was paid to broker-dealers and other financial intermediaries for shareholder servicing and/or distribution assistance.

    With respect to the California Tax-Fee Portfolio Class B shares, distribution services fees for expenditures under the Agreement amounted to $9,258, which consituted .10% of the Portfolio's aggregate average daily net assets during the fiscal year. Of the $9,258 paid by the Fund under the Agreement, the entire amount was paid by to the broker-dealers and other financial intermediaries for shareholder servicing and/or distribution assistance.

    With respect to the California Tax-Fee Portfolio Class C shares, distribution services fees for expenditures under the Agreement amounted to $70,219, which consituted .25% of the Portfolio's aggregate average daily net assets during the fiscal year. Of the $70,219 paid by the Fund under the Agreement, the entire amount was paid by to the broker-dealers and other financial intermediaries for shareholder servicing and/or distribution assistance.

    Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers, depository institutions or other financial intermediaries and at the same time to permit the Principal Underwriter to compensate such broker-dealers, including Bernstein, an affiliate of the Adviser, depository institutions or other financial intermediaries in connection with the sale of such shares or the provision of administrative or other services to the holders of such shares. The distribution services fee for a Portfolio is an amount equal to, on an annualized basis, .10% of the aggregate average daily net assets attributable to the Class B shares of the Portfolio and .25% of the aggregate average daily net assets attributable to the Class C shares of the Portfolio.

    The Agreement became effective on July 22, 1992, and was amended to become effective with respect to shares in the Treasury Portfolio and the Class B shares and Class C shares of the other Portfolios on June 29, 1998. The Agreement was amended on October 19, 2000 and February 1, 2001 with respect to shares in the California Tax-Free Portfolio and the New York Tax-Free

Portfolio, respectively. The Agreement remains in effect from year to year with respect to a class of shares of a Portfolio, provided, however, that such continuance with respect to that class is specifically approved annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the Act) of that class, and in either case, by a majority of the Directors of the Fund who are not parties to this agreement or interested persons, as defined in the Act, of any such party (other than as trustees of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. In the event that the Agreement is terminated or not continued with respect to the Class B shares or Class C shares,
(i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and (ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

    All material amendments to the Agreement will become effective only upon approval as provided in the preceding paragraph; and the Agreement may not be amended in order to increase materially the costs that the Fund may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the Fund or the class or classes of the Fund affected. The Agreement may be terminated
(a) by the Fund without penalty at any time by a majority vote of the holders of the Fund's outstanding voting securities, voting separately by class, or by a majority vote of the disinterested Directors or (b) by the Principal Underwriter. To terminate the Agreement, any party must give the other parties 60 days' written notice; to terminate the Rule 12b-1 Plan only, the Fund is not required to give prior notice to the Principal Underwriter. The Agreement will terminate automatically in the event of its assignment.

Transfer Agency Agreement

    AGIS, P.O. Box 1520, Secaucus, NJ 07096-1520 and AFD, 1345 Avenue of the Americas, New York, NY 10105, are the Fund's Transfer Agent and Distributor, respectively. AGIS, an indirect wholly-owned subsidiary of Alliance, receives a minimum transfer agency fee per month for each of the Class A shares, Class B shares and Class C shares of the Fund, plus reimbursement for out-of-pocket expenses.

____________________________________________________________

                PURCHASE AND REDEMPTION OF SHARES
____________________________________________________________

    The Fund may refuse any order for the purchase of shares.
The Fund reserves the right to suspend the sale of a Portfolio's shares to the public in response to conditions in the securities markets or for other reasons.

    Shareholders maintaining accounts in a Portfolio of the Fund through brokerage firms, depository institutions or other financial intermediaries should be aware that such institutions necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to State Street Bank. Should an investor place a transaction order with such an institution after its deadline, the institution may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution.

    Except with respect to telephone orders, investors whose payment in Federal Funds or bank wire monies are received by State Street Bank by 4:00 p.m. (Eastern time) will become shareholders on, and will receive the dividend declared, that day, with respect to the Prime, Government and Treasury Portfolios. An investor's purchase order with respect to the Tax-Free, the California Tax-Free and the New York Tax-Free Portfolios must be received by State Street Bank by 12:00 Noon (Eastern time). A telephone order for the purchase of shares will become effective, and the shares purchased will receive the dividend on shares declared on that day, if such order is received by AGIS by 4:00 p.m. (Eastern time) and Federal Funds or bank wire monies are received by State Street bank prior to 4:00 p.m. (Eastern time) of such day, with respect to the Prime, Government and Treasury Portfolios. With respect to the Tax-Free, the California Tax-Free and the New York Tax-Free Portfolios, a telephone order for the purchase of shares will become effective, and the shares purchased will receive the dividend on shares declared on that day, if such order is received by AGIS by 12:00 Noon (Eastern time) and Federal Funds or bank wire monies are received by State Street bank prior to 12:00 Noon (Eastern time) of such day. Federal Funds are a bank's deposits in a Federal Reserve Bank. These Funds can be transferred by Federal Reserve wire from the account of one member bank to that of another member bank on the same day and are considered to be immediately available Funds; similar immediate availability is accorded monies received at State Street Bank by bank wire. Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal Funds in one business day following receipt. Checks drawn on banks which are not members of the Federal Reserve System may take longer. All payments (including checks from individual investors) must be in United States dollars.

    All shares purchased are confirmed monthly to each shareholder and are credited to his or her account at net asset value. To avoid unnecessary expense to the Fund and to facilitate the immediate redemption of shares, stock certificates, for which no charge is made, are not issued except upon the written request of the shareholder. Certificates are not issued for fractional shares. Shares for which certificates have been issued are not eligible for any of the optional methods of withdrawal. The Fund reserves the right to reject any purchase order.

    The Fund reserves the right to close out an account that is below $500,000 after at least 60 days' written notice to the shareholder unless the balance in such account is increased to at least that amount during such period. For purposes of this calculation, the sum of a shareholder's balance in all of the Portfolios will be considered as one account.

    A "business day," during which purchases and redemptions of Fund shares can become effective and the transmittal of redemption proceeds can occur, is considered for Fund purposes as any weekday exclusive of national holidays on which the New York Stock Exchange is closed and of Good Friday and Martin Luther King, Jr. Day; if one of these holidays falls on a Saturday or Sunday, purchases and redemptions will likewise not be processed on the preceding Friday or the following Monday, respectively.
On any such day that is an official bank holiday in Massachusetts, neither purchases nor wire redemptions can become effective because Federal Funds cannot be received or sent by State Street Bank. On such days, therefore, the Fund can only accept redemption orders for which shareholders desire remittance by check. The right of redemption may be suspended or the date of a redemption payment postponed for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), when trading on the New York Stock Exchange is restricted, or an emergency (as determined by the Commission) exists, or the Commission has ordered such a suspension for the protection of shareholders. The value of a shareholder's investment at the time of redemption may be more or less than his cost, depending on the market value of the securities held by the Fund at such time and the income earned.

____________________________________________________________

       DAILY DIVIDENDS - DETERMINATION OF NET ASSET VALUE
____________________________________________________________


    All net income of each Portfolio, except the Tax-Free, California Tax-Free and New York Tax-Free Portfolios, is determined at 12:00 Noon and 4:00 p.m. (Eastern time) and is paid immediately thereafter pro rata to shareholders of record of that Portfolio via automatic investment in additional full and fractional shares in each shareholder's account at the rate of one share for each dollar distributed. All net income of the Tax-Free, California Tax-Free and New York Tax-Free Portfolios is determined at 12:00 Noon (Eastern time) and is paid immediately thereafter pro rata to shareholders of record of the Tax-Free, California Tax-Free and New York Tax-Free Portfolios via automatic investment in additional full and fractional shares in each shareholder's account at the rate of one share for each dollar distributed. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

    A Portfolio's net income consists of all accrued interest income on assets less expenses allocable to that Portfolio (including accrued expenses and fees payable to the Adviser) applicable to that dividend period. Realized gains and losses of each Portfolio are reflected in its net asset value and are not included in net income. Net asset value per share of each Portfolio is expected to remain constant at $1.00 since all net income of each Portfolio is declared as a dividend each time net income is determined and net realized gains and losses, if any, are expected to be relatively small.

    The valuation of each Portfolio's portfolio securities is based upon their amortized cost which does not take into account unrealized securities gains or losses as measured by market valuations. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During periods of declining interest rates, the daily yield on shares of a Portfolio may be higher than that of a fund with identical investments utilizing a method of valuation based upon market prices for its portfolio instruments; the converse would apply in a period of rising interest rates.

    The Fund maintains procedures designed to maintain, to the extent reasonably possible, the price per share of each Portfolio as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of a Portfolio's portfolio holdings by the Directors at such intervals as they deem appropriate to determine whether and to what extent the net asset value of each Portfolio calculated by using available market quotations or market equivalents deviates from net asset value based on amortized cost. There can be no assurance, however, that the Fund's net asset value per share will remain constant at $1.00.

    The net asset value of the shares of each Portfolio, except the Tax-Free, California Tax-Free and New York Tax-Free Portfolios, is determined each Fund business day (and on such other days as the Directors deem necessary) at 12:00 Noon and 4:00 p.m. (Eastern time). The net asset value of the shares of the Tax-Free, California Tax-Free and New York Tax-Free Portfolios is determined each Fund business day (and on such other days as the Directors deem necessary) at 12:00 Noon (Eastern time). The net asset value per share of a Portfolio is calculated by taking the sum of the value of the Portfolio's investments and any cash or other assets, subtracting liabilities, and dividing by the total number of shares of that Portfolio outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

____________________________________________________________

                              TAXES
____________________________________________________________

    The Prime, Government, Treasury, Tax-Free, California Tax-Free and New York Tax-Free Portfolios intend to qualify for each taxable year as "regulated investment companies" under the Internal Revenue Code of 1986, as amended (the "Code"), and, as such, will not be liable for Federal income and excise taxes on the investment company taxable income and net capital gains distributed to their shareholders. Since each Portfolio of the Fund distributes all of its investment company taxable income and net capital gains, each Portfolio should thereby avoid all Federal income and excise taxes.

    Distributions out of taxable interest income, other investment income, and short-term capital gains are taxable to shareholders as ordinary income. Since each Portfolio's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations.
Long-term capital gains, if any, distributed by a Portfolio to a shareholder are taxable to the shareholder as long-term capital gain, irrespective of the length of time he may have held his shares. Any loss realized on shares held for six months or less will be treated as a long-term capital loss for Federal income tax purposes to the extent of any long-term capital gain distributions received on such shares. Distributions of short and long-term capital gains, if any, are normally made once each year shortly before the close of the Portfolio's fiscal year, although such distributions may be made more frequently if necessary in order to maintain the Portfolio's net asset value at $1.00 per share.

    With respect to the Tax-Free, California Tax-Free, and New York Tax-Free Portfolios, for a shareholder's Federal income tax purposes, distributions to shareholders out of tax-exempt interest income earned by such Portfolio generally is not subject to Federal income tax. Any loss realized on shares of the Portfolios that are held for six months or less will not be realized for Federal income tax purposes to the extent of any exempt-interest dividends received on such shares. Shareholders may be subject to state and local taxes on distributions. Each investor should consult his own tax adviser to determine the status of distributions in his particular state or locality.
See, however, above "Investment Objective and Policies -
Alternative Minimum Tax."

    Interest on indebtedness incurred by shareholders to purchase or carry shares of the Tax-Free, California Tax-Free, and New York Tax-Free Portfolios is not deductible for Federal income tax purposes. Under rules of the Internal Revenue Service for determining when borrowed funds are used for purchasing or carrying particular assets, the Portfolios' shares may be considered to have been purchased or carried with borrowed funds even though those funds are not directly linked to the shares. Further, with respect to the the Portfolios, persons who are "substantial users" (or related persons) of facilities financed by private activity bonds (within the meaning of Section 147(a) of the Internal Revenue Code) should consult their tax advisers before purchasing shares of the Portfolios.

    Substantially all of the dividends paid by the Tax-Free, California Tax-Free and New York Tax-Free Portfolios are anticipated to be exempt from Federal income taxes. Shortly after the close of each calendar year, a notice is sent to each shareholder advising him or her of the total dividends paid into his or her account for the year and the portion of such total that is exempt from Federal income taxes. This portion is determined by the ratio of the tax-exempt income to total income for the entire year and, thus, is an annual average rather than a day-by-day determination for each shareholder.

    Shareholders who are individual residents of California are not subject to California personal income tax on distributions from the California Tax-Free Portfolio which are designated as derived from municipal securities issued by the State of California or its political subdivisions or otherwise exempt from taxation in California. Distributions from the California Tax-Free Portfolio are, however, subject to the California corporate franchise tax payable by corporate shareholders.

    Shareholders who are individual residents of New York are not subject to the New York State or New York City personal income taxes on distributions from the New York Tax-Free Portfolio which are designated as derived from municipal securities issued by the State of New York or its political subdivisions or otherwise exempt from taxation in New York. Distributions from the New York Tax-Free Portfolio are, however, subject to the New York corporate franchise tax payable by corporate shareholders.
____________________________________________________________

                       GENERAL INFORMATION
____________________________________________________________

Portfolio Transactions

    Subject to the general supervision of the Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Portfolios. Because the Portfolios invest in securities with short maturities, there is a relatively high portfolio turnover rate. However, the turnover rate does not have an adverse effect upon the net yield and net asset value of the Portfolio's shares since the portfolio transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

    The Portfolios have no obligation to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of each Portfolio to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with a Portfolio. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information.

Capitalization

    All shares of each Portfolio participate equally in dividends and distributions from that Portfolio, including any distributions in the event of a liquidation. Each share of a Portfolio is entitled to one vote for all purposes. Shares of all classes vote for the election of Directors and on any other matter that affects all Portfolios in substantially the same manner as a single class, except as otherwise required by law.
As to matters affecting each Portfolio differently, such as approval of the Advisory Agreement, shares of each Portfolio vote as a separate class. There are no conversion or preemptive rights in connection with any shares of the Fund. Since voting rights are noncumulative, holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors. Procedures for calling a shareholders' meeting for the removal of Directors of the Fund, similar to those set forth in Section 16(c) of the Act and in the Fund's By-Laws, will be available to shareholders of each Portfolio. Special meetings of stockholders for any purpose may be called by 10% of its outstanding shareholders. All shares of each Portfolio when duly issued will be fully paid and non-assessable. The rights of the holders of shares of a class may not be modified except by the vote of a majority of the outstanding shares of such class.

    The Board of Directors is authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional series of shares. Any issuance of shares of another class would be governed by the Act and Maryland law.

    As of the close of business on August 13, 2001, the Portfolios outstanding shares were: 2,901,119,374 shares of the Prime Portfolio Class A, 2,608,515,196 shares of the Prime Portfolio Class B, 458,434,893 shares of the Prime Portfolio Class C; 639,330,104 shares of the Government Portfolio Class A, 711,706,525 shares of the Government Portfolio Class B, 155,506,822 shares of the Government Portfolio Class C; 127,157,138 shares of the Treasury Portfolio Class A, 5,771,819 shares of the Treasury Portfolio Class B, 302,156,860 shares of the Treasury Portfolio Class C; 358,408,715 shares of the Tax-Free Portfolio Class A, 871,788,214 shares of the Tax-Free Portfolio Class B, 137,915,532 shares of the Tax-Free Portfolio
Class C;   14,869,524 shares of the California Tax-Free Portfolio
Class A, 66,849,517 shares of the California Tax-Free Portfolio Class B, 147,902,428 shares of the California Tax-Free Portfolio Class C; and, 33,135,149 shares of the New York Tax-Free Portfolio Class A, 1,905,718 shares of the New York Tax-Free

Portfolio Class B, 1,019,031 shares of the New York Tax-Free Portfolio Class C. Set forth and discussed below is certain information as to all persons who owned of record or beneficially 5% or more of the outstanding shares of a portfolio at August 13, 2001:

                                  No. of           % of
Name and Address                  Shares           Class

Prime Portfolio Class A


Robertson Stephens & Co.          252,826,033       8.71%
Attn: Money Fund Desk
555 California St #2600
San Francisco, CA 94104-1502

Bank of NY as Custodian For       392,988,338      13.55%
Liberty Media Corporation
Attn: Tom Campbell
One Wall Street - 12th Floor
New York, NY 1-286-2500

Sanford C. Bernstein & Co., LLC   346,000,000      11.93%
Attn: John Schiera
1 N. Lexington Avenue
White Plains, NY  10601-1712
Harley-Davidson Inc.              303,850,000      10.47%
Attn: Cash Management
P.O. Box 653
Milwaukee, WI 53201-0653

Prime Portfolio Class B

Pershing As Agent               2,476,027,122      94.92%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ 07399-0002

Prime Portfolio Class C

Pershing As Agent                 423,129,030      92.30%
Omnibus Account
For Exclusive Benefit of Customers
I Pershing Plaza
Jersey City, NJ 07399-0002

Government Portfolio Class A

Herzog Heine Geduld Inc.           68,786,897      10.76%
Firm Investment
26 Broadway
New York, NY 10004-1703

Davenport & Co LLC                 93,180,423      14.57%
As Agent Omnibus A/C for Exclusive
Benefit of Customers
One James Center
901 E Cary Street
Richmond, VA 23219-4057

AIG Federal Savings Bank           38,824,451      6.07%
704 King Street Suite 602
Wilmington, DE  19801-3535

Todd M. Morgan &                   33,664,074      5.27%
Cheri Morgan TTEES
Morgan FAM Tr Dtd 5/30/95
C/o Bel Air Investment Advis
1999 of the Avenue Stars 28th Flr
Los Angeles, CA 90067

Government Portfolio Class B

Pershing As Agent                 568,840,924      79.93%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ 07399-0002

Robertson Stephens & Co            48,101,486      6.76%
Attn: Money Fund Desk
555 California St. #2600
San Francisco, CA 94104-1502

Government Portfolio Class C

Pershing As Agent                  78,060,602      50.20%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ 07399-0002

Treasury Portfolio Class A

Xinhui Nui                          9,137,828      7.19%
1422 Birchmeadow Ln
San Jose, CA 95131-3737
The Bhardwaj 1991 Revocable        11,255,875      8.85%
Revocable Trust
Vinod Bhardwaj &
Kalpana Bhardwaj Trustees
5222 Hawakstone
San Jose, CA 95138-2119

The Freiwald Family Trust          10,632,613      8.36%
Benjamin Freiwald and
Gabrielle S Freiwald TTEES
2556 Glen Green
Los Angeles, CA 90068

Michael Goldstein                  35,619,950      28.02%
468 W. Broadway Apt. 5G
New York, NY 10012-5306

Caldwell & Orkin Market             8,475,816      6.67%
Opportunity Fund
Attn Cheri O'Brien
6200 The Corners Parkway
Suite 150
Norcross, GA 30092-3355

Treasury Portfolio Class B

Pershing As Agent                   2,442,199      42.31%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ 07399-0002

Robertson Stephens & Co.            3,077,017      53.31%
Attn:  Money Fund Desk
555 California St. #2600
San Francisco, CA 94104-1502

Treasury Portfolio Class C

Hare & Co                          52,454,521      17.36%
C/o Bank of New York
One Wall Street 5th Flr
New York, NY 10005-2500

Thomas L. Kemper & William A.      16,144,831      5.34%
Perlmuth, TTES U/W CML Trust

F/B/O Thomas L. Kemper
61 Broadway, 24th Floor
New York, NY 10006-2701

The Hellman Jordan Fund LP         21,467,342      7.10%
75 State Street
Boston, MA 02109-1814

Tax-Free Portfolio Class A

Davenport & Co LLC                 34,738,378      9.69%
As Agent Omnibus A/C for
Exclusive Benefit of Customers
One James Center
901 E Cary Street
Richmond, VA 23219-4057

Bay Resource Partners LP           38,204,217      10.66%
2100 Riveredge Parkway
Suite 840
Atlanta, GA 30328-4656

Crowell Weedon and Co.             20,122,211      5.61%
As Agent Omnibus A/C for
Exclusive Benefit of Customers
One Wilshire Blvd.
624 S. Grand Ave.
Los Angeles, CA 90017-3335

Tax-Free Portfolio Class B

Pershing As Agent                 757,684,855      86.91%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ 07399-0002

Robertson Stephens Co.             77,577,553      8.90%
Attn: Money Fund Desk
555 California St. #2600
San Francisco, CA 94104-1502

Tax-Free Portfolio Class C

Pershing As Agent                 135,140,841      97.99%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ 07399-0002

California Tax-Free Portfolio Class A

Paula TrutleTaub                    1,046,638      7.04%
PO Box 1310
Carmichael,CA 95609-1310

Stewart Ellis Samuels               2,299,300      15.46%
And Lynn Samuels
Community Property
1684 Saint David Drive
Danville, CA 94526-5357

Nickolas Rhodes &                   5,181,891      34.85%
Penny Christensen JT Wros
1144 The Strand
Manhattan Beach, CA 90266-5438

Olympic Barrington Partnership      1,926,060      12.95%
Parviz Parizyar Gen Partner
Khosrow Parvizyar Gen Partner
8500 Melrose Avenue Suite 201
West Hollywood, CA 90069-5169

Dean Ornish, MD                     1,979,852      13.31%
900 Bridgeway
Suite 1
Sausalito, CA 94965-2100

Keith Oster and Kim Oster           1,050,000      7.06%
JTWROS
25 Bieglow Avenue
Mill Valley, CA 94941-1109

Klotz, Revocable Living Trust       1,070,336      7.20%
Dtd 2/19/90
Nikolaus Klotz &
Sandra Klotz Trustees
998 Bayside Cv
Newport Beach, CA 92660-7421

California Tax-Free Portfolio Class B

Robertson Stephens Co.             37,004,254      55.35%
Attn Money Fund Desk
555 California St #2600
San Francisco, CA 94104-1502

Pershing as Agent                  29,502,186      44.13%
Omnibus Account
For Exclusive Benefit of Customers

1 Pershing Plaza
Jersey City, NJ 07399-002

California Tax-Free Portfolio Class C

Barbara Streisand TTEE J R         17,772,230      12.02%
J R 1992 tr dtd 2/6/92
C/o Howard M. Bernstein
Kaufman and Bernstein
2049 Century Park E Ste 2500
Los Angeles, CA 90067-3127

Gina K. Holzman                    15,951,008      10.78%
1661 Lombardy Road
Pasadena, CA 91106-4125

Sylvester E. Stallone              14,310,607      9.68%
C/o Starr & Co.
350 Park Avenue
New York, NY 10022-6022

Quincy D. Jones ttee o/t           11,213,492      7.58%
Quincy Jones Liv Tr u/a/d
8/31/94 fbo Quincy Jones
attn B. Beiser Tag Partners
9460 Wilshire Blvd #600
Beverly Hill, CA 90212-2712

Pershing as Agent                  13,516,695      9.14%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ 07399-0002

New York Tax-Free Portfolio Class A

Michael T. Borgia                   3,570,813      10.78%
43 Woodland Drive
Oyster Bay Cov, NY 111771-4107

Wendy Barasch #2                    1,669,499      5.04%
141 East 88th Street
Apt. 10G
New York, NY 10128-2248

Ceppeto Enterprises LLC             1,756,445      5.30%
Eric Hadar President
C/o Allied Partners Inc.
770 Lexington Avenue 17th Flr
New York, NY 10021-8165

Tai Chang and Lina Chang            2,214,633      6.68%
56 Pembroke Avenue
Glen Cove, NY 11542-1788

Andrew B. Pullman TTE u/t/a         5,618,037      16.95%
of Milton Isreal dtd 11/4/94
Kirkpatrick and Lockhart
535 Smithfield Street
Pittsburgh, PA 15222-2393

New York Tax-Free Portfolio Class B

Pershing as Agent                   1,156,708      60.70%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ 07399-0002

New York Tax-Free Portfolio Class C

Pershing as Agent                   1,019,031      100.00%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ 07399-0002


    Legal Matters. The legality of the shares offered hereby has been passed upon by Seward & Kissel LLP, New York, New York, counsel for the Fund and the Adviser.

    Accountants. PricewaterhouseCoopers LLP, New York, New York, are the independent accountants for the Fund.


    Yield Quotations and Performance Information. Advertisements containing yield quotations for one or more Portfolios for the Fund may from time to time be sent to investors or placed in newspapers, magazines or other media on behalf of the Fund.
These advertisements may quote performance rankings, ratings or data from independent organizations or financial publications such as Lipper Analytical Services, Inc., Morningstar, Inc., IBC's Money Fund Report, IBC's Money Market Insight or Bank Rate Monitor or compare the Fund's performance to bank money market deposit accounts, certificates of deposit or various indices. Yield quotations are calculated in accordance with the standardized method referred to in Rule 482 under the Securities Act of 1933.

    From time to time each Portfolio advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. To calculate the "yield," the amount of dividends paid on a share during a specified seven-day period is assumed to be paid each week over a 52-week period and is shown as a percentage of the investment. To calculate "effective yield," which will be higher than the "yield" because of compounding, the dividends paid are assumed to be reinvested. Dividends for the Prime Portfolio Class A for the seven days ended April 30, 2001, after expense reimbursement, amounted to an annualized yield of 4.76%, equivalent to an effective yield of 4.87%. Absent such reimbursement, the annualized yield for such period would have been 4.73%, equivalent to an effective yield of 4.84%. Dividends for the Prime Portfolio Class B for the seven days ended
April 30, 2001, after expense reimbursement, amounted to an annualized yield of 4.66%, equivalent to an effective yield of 4.77%. Absent such reimbursement, the annualized yield for such period would have been 4.63%, equivalent to an effective yield of 4.74%. Dividends for the Prime Portfolio Class C for the seven days ended April 30, 2001, after expense reimbursement, amounted to an annualized yield of 4.51%, equivalent to an effective yield of 4.61%. Absent such reimbursement, the annualized yield for such period would have been 4.47%, equivalent to an effective yield of 4.57%.


    Dividends for the Government Portfolio Class A for the seven days ended April 30, 2001, after expense reimbursement, amounted to an annualized yield of 4.62%, equivalent to an effective yield of 4.72%. Absent such reimbursement, the annualized yield for such period would have been 4.55%, equivalent to an effective yield of 4.65%. Dividends for the Government Portfolio Class B for the seven days ended April 30, 2001, after expense reimbursement, amounted to an annualized yield of 4.52%, equivalent to an effective yield of 4.62%. Absent such reimbursement, the annualized yield for such period would have been 4.45%, equivalent to an effective yield of 4.55%. Dividends for the Government Portfolio Class C for the seven days ended April 30, 2001, after expense reimbursement, amounted to an annualized yield of 4.37%, equivalent to an effective yield of 4.46%. Absent such reimbursement, the annualized yield for such period would have been 4.30%, equivalent to an effective yield of 4.39%.

    Dividends for the Treasury Portfolio Class A for the seven days ended April 30, 2001, after expense reimbursement, amounted to an annualized yield of 4.20%, equivalent to an effective yield of 4.28. Absent such reimbursement, the annualized yield for such period would have been 4.14%, equivalent to an effective yield of 4.22%. Dividends for the Treasury Portfolio Class B for the seven days ended April 30, 2001, after expense reimbursement, amounted to an annualized yield of 4.10%, equivalent to an effective yield of 4.18%. Absent such reimbursement, the annualized yield for such period would have been 4.03%, equivalent to an effective yield of 4.11%. Dividends for the Treasury Portfolio Class C for the seven days ended April 30, 2001, after expense reimbursement, amounted to an annualized yield of 3.95%, equivalent to an effective yield of 4.02%.
Absent such reimbursement, the annualized yield for such period would have been 3.87%, equivalent to an effective yield of 3.94%.


    Dividends for the Tax-Free Portfolio Class A for the seven days ended April 30, 2001, after expense reimbursement, amounted to an annualized yield of 3.98%, equivalent to an effective yield of 4.06% and a tax equivalent yield of 6.59%. Absent such reimbursement, the annualized yield for such period would have been 3.92%, equivalent to an effective yield of 4.00%. Dividends for the Tax-Free Portfolio Class B for the seven days ended
April 30, 2001, after expense reimbursement, amounted to an annualized yield of 3.88%, equivalent to an effective yield of 3.96% and a tax equivalent yield of 6.42%. Absent such reimbursement, the annualized yield for such period would have been 3.82%, equivalent to an effective yield of 3.90%. Dividends for the Tax-Free Portfolio Class C for the seven days ended
April 30, 2001, after expense reimbursement, amounted to an annualized yield of 3.73%, equivalent to an effective yield of 3.80% and a tax equivalent yield of 6.18%. Absent such reimbursement, the annualized yield for such period would have been 3.67%, equivalent to an effective yield of 3.74%.

    Dividends for the California Tax-Free Portfolio Class A for the seven days ended April 30, 2001, after expense reimbursement, amounted to an annualized yield of 3.74%, equivalent to an effective yield of 3.81%. Absent such reimbursement, the annualized yield for such period would have been 3.49%, equivalent to an effective yield of 3.56%. Dividends for the California Tax-Free Portfolio Class B for the seven days ended April 30, 2001, after expense reimbursement, amounted to an annualized yield of 3.64%, equivalent to an effective yield of 3.71%. Absent such reimbursement, the annualized yield for such period would have been 3.19%, equivalent to an effective yield of 3.26%. Dividends for the California Tax-Free Portfolio Class C for the seven days ended April 30, 2001, after expense reimbursement, amounted to an annualized yield of 3.49%, equivalent to an effective yield of 3.55%. Absent such reimbursement, the annualized yield for such period would have been 3.25%, equivalent to an effective yield of 3.31%

    Yield quotations for a Portfolio are determined by
(i) computing the net change over a seven-day period, exclusive of the capital changes, in the value of a hypothetical pre-existing account having a balance of one share of such Portfolio at the beginning of such period, (ii) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and (iii) multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. A Portfolio's effective annual yield represents a compounding of the annualized yield according to the formula: effective yield = [(base period return + 1) 365/7] - 1.

_______________________________________________________________

   FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT ACCOUNTANTS

_______________________________________________________________

    The financial statements and the report of PricewaterhouseCoopers LLP of Alliance Institutional Reserves, Inc. are incorporated herein by reference to its annual report filing made with the SEC pursuant to Section 30(b) of the Act and Rule 30b2-1 thereunder. The annual report is dated April 30, 2001 and was filed on July 2, 2001. It is available without charge upon request by calling AGIS at (800) 227-4618. The Fund's financial statements include the financial statements of each of the Fund's Portfolios, except for the New York Tax-Free Portfolio because it did not commence operations until after April 30, 2001.

____________________________________________________________

                           APPENDIX A
                COMMERCIAL PAPER AND BOND RATINGS
____________________________________________________________

Municipal and Corporate Bonds

    The two higher ratings of Moody's Investors Service, Inc. ("Moody"s) for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2 or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

    The two highest ratings of Standard & Poor's for municipal and corporate bonds AAA and AA. Bonds rated AAA have the highest rating assigned by Standard & Poor's to debt obligation.
Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or Minus (-) sign to show relative standing within rating category.

Short-Term Municipal Securities


    Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the superior credit quality, enjoying excellent protection from established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing. Loans bearing the MIG-2/VMIG-2 designation are of strong credit quality, with margins of protection ample although not as large as in the MIG-1/VMIG-1 group.

    Standard & Poor's highest rating for short-term municipal loans is SP-1. Standard & Poor's stated that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1, which are determined to have very strong capacity to pay debt service, will be given a plus (+) designation. Issues rate SP-2 have satisfactory capacity to pay principal and interest.

Other Municipal Securities and Commercial Paper


    "Prime-1" is the highest rating assigned by Moody's for other short-term municipal securities and commercial paper, and "A-1+" and "A-1" are the two highest ratings for commercial paper assigned by Standard & Poor's (Standard & Poor's does not rate short-term tax-free obligations). Moody's uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of "Prime", while Standard & Poor's uses the number 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A". Issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk, margins of support for current indebtedness are large or stable with cash flow and asset protection well assured, current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available.
While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics: liquidity ratios are better than industry average, long-term debt rating is A or better, the issuer has access to at least two additional channels of borrowing, and basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

____________________________________________________________

                           APPENDIX B
               DESCRIPTION OF MUNICIPAL SECURITIES
____________________________________________________________

    Municipal Notes generally are used to provide for short-term capital needs and usually have maturities of one year or less.
They include the following:

    1. Project Notes, which carry a U.S. Government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

    2. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales use and business taxes, and are payable from these specific future taxes.

    3. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing
         Programs.

    4. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

    5. Construction Loan Notes are sold to provide construction financing. After successful completion and Acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association.

    6. Tax-Exempt Commercial Paper is a short-term obligation with a state maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

    Municipal Bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

    1. General Obligation Bonds are issued by such entities as states, countries, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

    2. Revenue Bonds generally are secured by the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise of other specific revenue source. Revenue Bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these Bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

    3. Industrial Development Bonds are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These Bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such Bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

--------------------------------------------------------------------------------

Alliance
Institutional
Reserves--
Trust Portfolio

Prospectus
September 1, 2001

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

      Alliance Institutional Reserves, Inc. consists of seven distinct Portfolios. This prospectus describes the Trust Portfolio. The Portfolio's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

--------------------------------------------------------------------------------
                               RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

      The following is a summary of certain key information about the Portfolio. You will find additional information about the Portfolio, including a detailed description of the risks of an investment in the Portfolio, after this summary.

      Objectives: The investment objectives of the Portfolio are--in the following order of priority--safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives.

      Principal Investment Strategy: The Portfolio is a "money market fund" that seeks to maintain a stable net asset value of $1.00 per share. The Portfolio pursues its objectives by investing in a portfolio of high-quality, U.S. dollar-denominated money market securities.

      Principal Risks: The principal risks of investing in the Portfolio are:

      o Interest Rate Risk This is the risk that changes in interest rates will adversely affect the yield or value of the Portfolio's investments in debt securities.

      o Credit Risk This is the risk that the issuer or guarantor of a debt security will be unable or unwilling to make timely interest or principal payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk includes the possibility that any of the Portfolio's investments will have its credit ratings downgraded.

      Another important thing for you to note:

      An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

PERFORMANCE AND BAR CHART INFORMATION

      The Risk/Return Summary includes a table showing the Portfolio's average annual total returns and a bar chart showing the Portfolio's annual total returns. The table and the bar chart provide an indication of the historical risk of an investment in the Portfolio by showing:

      o the Portfolio's average annual total returns for one and five years and the life of the Portfolio; and

      o changes in the Portfolio's performance from year to year over the life of the Portfolio.

      The Portfolio's past performance does not necessarily indicate how it will perform in the future.

      You may obtain current seven-day yield information for the Portfolio by calling (800) 237-5822 or your financial intermediary.

                                PERFORMANCE TABLE


                                                                          Since
                                             1 Year      5 Years      Inception*
--------------------------------------------------------------------------------
                                              6.12%        5.31%          4.90%
--------------------------------------------------------------------------------

* Inception date: 11/16/92.

                                    BAR CHART

   [The following table was depicted as a bar chart in the printed material.]

                               Calendar Year End

91    92    93      94      95      96      97      98      99      00
n/a   n/a   3.13%   4.08%   5.61%   5.02%   5.29%   5.24%   4.89%   6.12%

            Through June 30, 2001, the year to date unannualized return for the Portfolio was 2.42%. During the period shown in the bar chart, the highest return for a quarter was 1.57% (quarter ending September 30, 2000) and the lowest return for a quarter was .76% (quarter ending December 31, 1993).

--------------------------------------------------------------------------------
                       FEES AND EXPENSES OF THE PORTFOLIO
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets) and Example

The example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. It assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, the Portfolio's operating expenses stay the same, and all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                       ANNUAL PORTFOLIO OPERATING EXPENSES
================================================================================
Management Fees .......................................................   .45%
Other Expenses ........................................................   .06%
                                                                         -------
Total Operating Expenses ..............................................   .51%
Waiver and/or Expense Reimbursement* ..................................  (.01)%
                                                                         -------
Net Expenses ..........................................................   .50%

                                    EXAMPLE**
================================================================================
1 Year ..................................................                   $ 51
3 Years .................................................                   $163
5 Years .................................................                   $284

10 Years ................................................                   $640


----------

* Reflects Alliance's contractual waiver during the Portfolio's current fiscal year of a portion of the advisory fee and/or reimbursement of a portion of the Portfolio's operating expenses so that the Portfolio's expense ratio does not exceed .50%. This reimbursement extends through the end of the Portfolio's current fiscal year and may be extended by Alliance for additional one year terms.

** This example assumes that Alliance's agreement to waive management fees/or to bear operating expenses is not extended beyond its initial period of one year.

--------------------------------------------------------------------------------
    OTHER INFORMATION ABOUT THE PORTFOLIO'S OBJECTIVES, STRATEGIES, AND RISKS
--------------------------------------------------------------------------------

      This section of the prospectus provides a more complete description of the investment objectives and principal strategies and risks of the Portfolio.

      Please note:

      o Additional descriptions of the Portfolio's strategies and investments, as well as other strategies and investments not described below, may be found in the Portfolio's Statement of Additional Information or SAI.

      o There can be no assurance that the Portfolio will achieve its investment objectives.

      o Except as noted, the Portfolio's investment objectives and strategies are not fundamental and thus can be changed without a shareholder vote.

Investment Objectives and Strategies

      As a money market fund, the Portfolio must meet the requirements of Securities and Exchange Commission Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity and diversification of the Portfolio's investments. Under that Rule, the Portfolio's investments must each have a remaining maturity of no more than 397 days (which is a fundamental policy) and the Portfolio must maintain an average weighted maturity that does not exceed 90 days.

      As a matter of fundamental policy, the Portfolio pursues its objectives by maintaining a portfolio of high-quality U.S. dollar-denominated money market securities. The Portfolio's investments may include:

      o marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

      o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits issued or guaranteed by, or time deposits maintained at, banks or savings and loan associations (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $500 million;

      o high-quality commercial paper (or, if not rated, commercial paper determined by Alliance to be of comparable quality) issued by U.S. or foreign companies and participation interests in loans made to companies that issue such commercial paper;

      o adjustable rate obligations;

      o asset-backed securities;

      o restricted securities (i.e., securities subject to legal or contractual restrictions on resale); and

      o repurchase agreements that are fully collateralized.

      The Portfolio, as a matter of fundamental policy, does not invest 25% or more of its assets in securities of issuers whose principal business activities are in the same industry. This limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to bank obligations, including certificates of deposit, bankers' acceptances and interest bearing savings deposits, issued by U.S. banks (including their foreign branches) and U.S. branches of foreign banks subject to the same regulation as U.S. banks.

Risk Considerations

      The Portfolio's principal risks are interest rate risk and credit risk. Because the Portfolio invests in short-term securities, a decline in interest rates will affect the Portfolio's yields as these securities mature or are sold and the Portfolio purchases new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolio invests in securities with short maturities and seeks to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

      Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolio invests in highly-rated securities to minimize credit risk.

      The Portfolio may invest up to 10% of its net assets in illiquid securities, including illiquid restricted securities. Investments in illiquid restricted securities. Investments in illiquid securities may be subject to liquidity risk, which is the risk that, under certain circumstances, particular investments may be difficult to sell at an advantageous price. Illiquid restricted securities also are subject to the risk that the Portfolio may be unable to sell the security due to legal or contractual restrictions on resale.

      The Portfolio's investments in U.S. dollar-denominated obligations (or credit and liquidity enhancements) of foreign banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and commercial paper of foreign companies may be subject to foreign risk. Foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes nationalization, expropriation or confiscatory taxation, political changes or diplomatic developments that could adversely affect the Portfolio's investments.

      The Portfolio also is subject to management risk because it is an actively managed portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended result.

--------------------------------------------------------------------------------
                          MANAGEMENT OF THE PORTFOLIO
--------------------------------------------------------------------------------


      The Portfolio's investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment adviser managing client accounts with assets as of June 30, 2001 totaling more than $465 billion (of which more than $176 billion represented assets of investment companies). As of June 30, 2001, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 36 of the nation's FORTUNE 100 companies), for public employee retirement funds in 41 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 50 registered investment companies managed by Alliance, comprising 141 separate investment portfolios, currently have approximately 7.0 million shareholder accounts.


      Alliance provides investment advisory services and order placement facilities for the Portfolio. For the fiscal year ended April 30, 2001, the Portfolio paid Alliance .45% as a percentage of average daily net assets, net of any waivers. (See "Annual Portfolio Operating Expenses" above for more information about fee waivers.)

      Alliance may make payments from time to time from its own resources, which may include the management fees paid by the Portfolio, to compensate your broker-dealer, depository institutions, or other persons for providing distribution assistance and administrative services and to otherwise promote the sale of Portfolio shares, including paying for the preparation, printing, and distribution of prospectuses and sales literature or other promotional activities.

--------------------------------------------------------------------------------
                           PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------

How The Portfolio Values Its Shares

      The Portfolio's net asset value, or NAV, which is the price at which shares of the Portfolio are sold and redeemed, is expected to be constant at $1.00 per share, although this price is not guaranteed. The NAV is calculated at 12:00 Noon and 4:00 p.m., Eastern time, on each Portfolio business day (i.e., each weekday exclusive of days the New York Stock Exchange or the banks in Massachusetts are closed).

      To calculate NAV, the Portfolio's assets are valued and totaled, liabilities subtracted and the balance, called net assets, is divided by the number of shares outstanding. The Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

How To Buy Shares

      o Initial Investment

      You may purchase the Portfolio's shares by instructing your financial intermediary to invest in the Portfolio or directly from Alliance Global Investor Services, Inc. ("AGIS") by calling (800) 237-5822 and following the procedures below.


      --After you give AGIS the following information, AGIS will provide you with an account number:

            a) the name of the account;

            b) the address of the account; and

            c) the taxpayer identification number.

      --After you receive an account number you may purchase the Portfolio's shares by instructing your bank to wire Federal funds to AGIS exactly as follows:

           ABA 0110 0002 8
           State Street Bank and Trust Company
           Boston, MA 02101
           Alliance Institutional Reserves, Inc. --
              Trust Portfolio
           DDA 9903-279-9
           Your account name
           Your account number

      --Mail a completed Application Form to:

            Alliance Global Investor Services, Inc.
            P.O. Box 1520
            Secaucus, New Jersey 07096-1520

      The minimum investment amount is $1,000,000. There is no minimum for subsequent investments. The Portfolio reserves the right to vary the minimum amounts.

      o Application Form

      --To obtain an Application Form, please telephone AGIS toll-free at (800) 237-5822. You also may obtain information about the Application Form, purchasing shares, or other Fund procedures by calling this number.

      --If you decide to change instructions or any other information already given on your Application Form, send a written notice to AGIS at the address above with your signature guaranteed. Signatures must be guaranteed by an institution that is an "eligible guarantor" as defined in Rule 17Ad-15 of the Securities Exchange Act of 1934. This would include such institutions as banks and brokerage firms.

      o Subsequent Investments

      You may purchase additional shares in the Portfolio by calling AGIS at the number set forth above and:

      --Instructing your bank to wire Federal funds to AGIS under the same procedures as described above for initial purchases; or

      --Mailing your check or negotiable bank draft payable to Alliance Institutional Reserves, Inc. -- Trust Portfolio at the address set forth above.


      If you invest by a check drawn on a member of the Federal Reserve System, the check will be converted to Federal funds in one business day following receipt and then invested in the Portfolio. If you invest by a check drawn on a bank that is not a member of the Federal Reserve System, the check may take longer to be converted and invested. All payments must be in U.S. dollars.

How To Sell Shares

      o By Telephone:

      You may "redeem" your shares (i.e., sell your shares) on any Portfolio business day by contacting AGIS at (800) 237-5822. A redemption must include your account name as registered with the Portfolio and the account number. If your redemption request is received by AGIS prior to 4:00 p.m., Eastern time, your redemption proceeds normally will be sent to you in Federal funds by wire to your designated bank account the same business day. If you recently purchased shares by check or electronic funds transfer, you cannot redeem your investment until the check has cleared (which may take up to 15 days).

      o By Checkwriting:

      With this service, you may write checks made payable to any payee. First, you must fill out a signature card, which you may obtain by contacting AGIS by telephone or by mail. If you wish to establish this checkwriting service subsequent to the opening of your Portfolio account, contact AGIS by phone or mail. There is no charge for this checkwriting service, except that State Street Bank will impose its normal charges for checks that are returned unpaid because of insufficient funds or for checks upon which you have placed a stop order. The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented for payment. You can not write checks for more than the principal balance (not including any accrued dividends) in your account.

Other

      The Trust Portfolio has two transaction times each Portfolio business day, 12:00 Noon and 4:00 p.m., Eastern time. Investments receive the full dividend for a day if the investor's telephone order is received by AGIS by 4:00 p.m., Eastern time, and Federal funds or bank wire monies are received by State Street Bank before 4:00 p.m., Eastern time, on that day.

      Redemption proceeds are normally wired the same business day if a redemption request is received by AGIS prior to 4:00 p.m., Eastern time, but in no event later than seven days, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities and Exchange Commission or to certain other unusual conditions. Shares do not earn dividends on the day a redemption is effected.

      A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial representative or other financial intermediary with respect to the purchase, sale or exchange of shares made through these financial intermediaries. These financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Portfolio.

--------------------------------------------------------------------------------
                       DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

      The Portfolio's net income is calculated and paid daily as dividends to shareholders. The dividends are automatically invested in additional shares in your account. These additional shares are entitled to dividends on following days resulting in compounding growth of income. The Portfolio expects that its distributions will primarily consist of net income, or, if any, short-term capital gains as opposed to long-term capital gains. For Federal income tax purposes, the Portfolio's dividend distributions of net income (or short-term capital gains) will be taxable to you as ordinary income. Any long-term capital gains distributions may be taxable to you as long-term capital gains. The Portfolio's distributions also may be subject to certain state and local taxes.

      Each year shortly after December 31, the Portfolio will send you tax information stating the amount and type of all of its distributions for the year.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

      The Portfolio reserves the right to close an account that through redemption is less than $500,000. The Portfolio will send shareholders 60 days' written notice to increase the account value before the Portfolio closes the account.

      During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase or sell shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The financial highlights table is intended to help you understand the Portfolio's financial performance for the past five years. Certain information reflects financial information for a single Portfolio share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming investment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, the Portfolio's independent accountants, for the fiscal years ended April 30, 2001 and April 30, 2000 and by other independent accountants for periods prior to the fiscal year ended April 30, 2000. The report of PricewaterhouseCoopers LLP, along with the Portfolio's financial statements, appears in the Portfolio's Annual Report, which is available upon request.

                                                                         Year Ended April 30,
                                                       =======================================================
                                                         2001        2000        1999        1998        1997
                                                       =======     =======     =======     =======     =======
Net asset value, beginning of year .................   $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                       -------     -------     -------     -------     -------

Income From Investment Operations
Net investment income (a) ..........................     .0584       .0511       .0489       .0523       .0492
                                                       -------     -------     -------     -------     -------

Less: Dividends
Dividends from net investment income ...............    (.0584)     (.0511)     (.0489)     (.0523)     (.0492)
                                                       -------     -------     -------     -------     -------

Net asset value, end of period .....................   $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                       =======     =======     =======     =======     =======

Total Return
Total investment return based on net asset value (b)      6.01%       5.23%       5.01%       5.37%       5.04%

Ratios/Supplemental Data
Net assets, end of period (in millions) ............   $ 1,187     $   839     $   795     $   391     $   176

Ratios to average net assets of:
   Expenses, net of waivers and reimbursements .....       .50%        .50%        .50%        .49%        .50%
   Expenses, before waivers and reimbursements .....       .51%        .52%        .55%        .54%        .57%
   Net investment income (a) .......................      5.79%       5.13%       4.85%       5.23%       4.93%

----------

(a)   Net of expenses reimbursed or waived by the Adviser.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

--------------------------------------------------------------------------------

Privacy Notice (This information is not part of the Prospectus.)

      Alliance, the Alliance Family of Funds and Alliance Fund Distributors, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

      It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

--------------------------------------------------------------------------------

For more information about the Portfolio, the following documents are available upon request:


o     Annual/Semi-Annual Reports to Shareholders

The Portfolio's annual and semi-annual reports to shareholders contain additional information on the Portfolio's investments.

o     Statement of Additional Information (SAI)

The Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolio's SAI is incorporated by reference into (and is legally part of) this prospectus.

You may request a free copy of a current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolio, by contacting your broker or other financial intermediary, or by contacting Alliance:

By mail:          c/o Alliance Global Investor Services, Inc.
                  P.O. Box 1520
                  Secaucus, NJ 07096

By phone:         For Information and Literature:
                  (800) 824-1916

Or you may view or obtain these documents from the Securities and Exchange
Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Portfolio are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Wash., DC 20549-0102

On the Internet:  www.sec.gov

You also may find more information about Alliance and the Portfolio on the Internet at: www.Alliancecapital.com.

--------------------------------------------------------------------------------
Table of Contents
=================

RISK/RETURN SUMMARY ........................................................   2
   Performance and Bar Chart Information ...................................   2
FEES AND EXPENSES OF THE PORTFOLIO .........................................   3
OTHER INFORMATION ABOUT THE PORTFOLIO'S
   OBJECTIVES, STRATEGIES, AND RISKS .......................................   3
   Investment Objectives and Strategies ....................................   3
   Risk Considerations .....................................................   4
MANAGEMENT OF THE PORTFOLIO ................................................   4
PURCHASE AND SALE OF SHARES ................................................   5
   How The Portfolio Values Its Shares .....................................   5
   How To Buy Shares .......................................................   5
   How To Sell Shares ......................................................   6
   Other ...................................................................   6
DIVIDENDS, DISTRIBUTIONS AND TAXES .........................................   6
GENERAL INFORMATION ........................................................   7
FINANCIAL HIGHLIGHTS .......................................................   7
--------------------------------------------------------------------------------
                                                               File No. 33-34001

[LOGO]
                   ALLIANCE INSTITUTIONAL RESERVES, INC.
                                       - Trust Portfolio

____________________________________________________________
c/o Alliance Global Investor Services, Inc.
P.O. Box 1520, Secaucus, New Jersey  07096
Toll Free (800) 221-5672

____________________________________________________________

            STATEMENT OF ADDITIONAL INFORMATION
                   September 1, 2001
____________________________________________________________

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the prospectus, dated September 1, 2001, of Alliance Institutional Reserves, Inc. (the "Fund") that describes shares of the Trust Portfolio (the "Trust Portfolio") of the Fund (the "Prospectus"). Financial statements for the Trust Portfolio for the year ended April 30, 2001 are included in the Fund's annual report to shareholders and are incorporated into this SAI by reference. A copy of the Prospectus and the Fund's annual report may be obtained by contacting Alliance Global Investor Services, Inc. ("AGIS") at the address or telephone number shown above.
____________________________________________________________

                     TABLE OF CONTENTS


                                                        Page

The Fund. . . . . . . . . . . . . . . . . . . . . . . .
Investment Objective and Policies . . . . . . . . . . .
Investment Restrictions . . . . . . . . . . . . . . . .
Management. . . . . . . . . . . . . . . . . . . . . . .
Purchase and Redemption of Shares . . . . . . . . . . .
Daily Dividends-Determination of Net Asset Value. . . .
Taxes . . . . . . . . . . . . . . . . . . . . . . . . .
General Information . . . . . . . . . . . . . . . . . .
Financial Statements and Report of Independent Accountants.

Appendix A - Commercial Paper and Bond Ratings . . . . . A-1
____________________________________________________________
(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

_________________________________________________________________

                            THE FUND
_________________________________________________________________

     Alliance Institutional Reserves, Inc. (the "Fund") is an open-end investment company. The Trust Portfolio, which is diversified, is described in the Prospectus that is supplemented by this SAI. Six additional Portfolios of the Fund, the Prime Portfolio, the Government Portfolio, the Treasury Portfolio, the Tax-Free Portfolio, the California Tax-Free Portfolio, and the New York Tax-Free Portfolio are described in a separate prospectus and statement of additional information. The Fund changed its name from ACM Institutional Reserves, Inc. to Alliance Institutional Reserves, Inc. effective June 29,
1998.

_________________________________________________________________

               INVESTMENT OBJECTIVES AND POLICIES
_________________________________________________________________

     The Trust Portfolio's investment objectives are -- in the following order of priority -- safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives. As a matter of fundamental policy, the Trust Portfolio pursues its objectives by maintaining a portfolio of high-quality U.S.-dollar denominated money market securities, all of which, at the time of investment, have remaining maturities of 397 days or less. As is true with all investment companies, there can be no assurance that the Trust Portfolio's objectives will be achieved.

     The Trust Portfolio will comply with Rule 2a-7 under the Investment Company Act of 1940 (the "Act"), as amended from time to time, including the diversification, quality and maturity conditions imposed by the Rule. To the extent that the Trust Portfolio's limitations are more permissive than Rule 2a-7, the Trust Portfolio will comply with the more restrictive provisions of the Rule.

     Currently, pursuant to Rule 2a-7, the Trust Portfolio may invest only in U.S. dollar-denominated "Eligible Securities" (as that term is defined in the Rule) that have been determined by the Trust Portfolio's adviser, Alliance Capital Management L.P. ("Alliance" or the "Adviser") to present minimal credit risks pursuant to procedures approved by the Board of Directors. Generally, an Eligible Security is a security that (i) has a remaining maturity of 397 days or less and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO.
Unrated securities may also be Eligible Securities if the Adviser determines that they are of comparable quality to a rated Eligible Security pursuant to guidelines approved by the Board of Directors. A description of the ratings of some NRSROs appears in Appendix attached hereto. Securities in which the Trust Portfolio may invest may be subject to liquidity or credit enhancements. These securities are generally considered to be Eligible Securities if the enhancement or the issuer of the enhancement has received the appropriate rating from an NRSRO.

     Eligible securities are classified as either first tier securities or second tier securities. Generally, a first tier security is an Eligible Security that has received a short-term rating from the requisite NRSRO's in the highest short-term rating category for debt obligations, or is an unrated security deemed to be of comparable quality. Government securities are also considered to be first tier securities. A security that has received the second highest rating by the requisite number of NRSRO's, or is an unrated security of comparable quality, is a
second tier security.    Under Rule 2a-7 the Trust Portfolio may
not invest more than five percent of its assets in the first tier securities of any one issuer other than the United States Government, its agencies and instrumentalities. In addition, the Trust Portfolio may not invest ina second tier security if immediately after the acquisition thereof the Trust Portfolio would have invested more than (A) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (B) five percent of its total assets in second tier securities.

     The Trust Portfolio's investments may include the following, diversified by maturities and issuers:

     1. Marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the Bank for Cooperatives, Federal Financing Bank, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Bank, Federal National Mortgage Association and Tennessee Valley Authority. Some of the securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, and still others are supported only by the credit of the agency or instrumentality.

     2. Certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks or savings and loans associations (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $500 million. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

     3. Commercial paper, including funding agreements and variable amount master demand notes, of prime quality (rated A-1+ or A-1 by Standard & Poor's Corporation ("Standard & Poor's") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by domestic and foreign companies which have an outstanding debt issued rated AAA or AA by Standard & Poor's or Aaa or Aa by Moody's). For a description of such ratings see the Appendix. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts. For a further description of variable amount master demand notes, see "Additional Investment Policies" below.

     4. Repurchase agreements pertaining to the above securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the counterparty at an agreed-upon future date. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Repurchase agreements are currently entered into with creditworthy counterparties as determined by the Adviser, including broker-dealers, member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or with State Street Bank and Trust Company ("State Street Bank"), the Fund's Custodian. For each repurchase agreement, the Trust Portfolio requires continual maintenance of the market value of underlying collateral in amounts equal to, or in excess of, the agreement amount. While the maturities of the underlying collateral may exceed 397 days, the term of the repurchase agreement is always less than 397 days. In the event that a vendor defaulted on its repurchase obligation, the Trust Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the counterparty became bankrupt, the Trust Portfolio might be delayed in selling the collateral. Repurchase agreements often are for short periods such as one day or a week, but may be longer. Repurchase agreements not terminable within seven days will be limited to no more than 10% of the Trust Portfolio's assets. Pursuant to Rule 2a-7, a repurchase agreement is deemed to be an acquisition of the underlying securities, provided that the obligation of the seller to repurchase the securities from the money market fund is collateralized fully (as defined in such Rule). Accordingly, the counterparty of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

     The Trust Portfolio may invest in asset-backed securities that meet its existing diversification, quality and maturity criteria. These securities must generally be rated. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or commercial paper or other debt securities issued by a special purpose entity. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon collection of the loans and receivables held by the issuer. Generally, as required by Rule 2a-7, the special purpose entity is deemed to be the issuer of the asset-backed security; however, the Trust Portfolio is required to treat any person whose obligations constitute ten percent or more of the assets of the asset-backed security as the issuer of the portion of the asset-backed security that such obligations represent.

                 Additional Investment Policies

     The following investment policies supplement those set forth above.

     Floating and Variable Rate Obligations. The Trust Portfolio may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal and accrued interest at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days notice. The Trust Portfolio may also invest in master demand notes which are obligations that permit the Trust Portfolio to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Trust Portfolio, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. The Trust Portfolio also may invest in short-term obligations of insurance companies, sometimes referred to as funding agreements. These arrangements are direct obligations of insurance companies and are not traded. Where these types of obligations are not secured by letters of credit or other credit support arrangements, the Trust Portfolio's right to redeem is dependent on the ability of the borrower or insurance company to pay principal and interest on demand.

     Reverse Repurchase Agreements. While the Trust Portfolio has no plans to do so, it may enter into reverse repurchase agreements, which involve the sale of money market securities held by the Trust Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.

     Illiquid Securities and Restricted Securities. The Trust Portfolio will not maintain more than 10% of its net assets in illiquid securities. Illiquid securities may include securities that are not readily marketable, securities subject to legal or contractual restrictions on resale (except as described below) and repurchase agreements not terminable within seven days. Restricted securities are securities subject to the contractual or legal restrictions on resale, such as those arising from an issuers reliance upon certain exemptions from registration under the Securities Act of 1933, as amended (the "Securities Act"). Restricted securities that are determined by the Adviser to be liquid in accordance with procedures adopted by the Directors, including securities eligible for resale under Rule 144A under the Securities Act and commercial paper issued in reliance upon the exemption from registration in Section 4(2) of the Securities Act, will not be treated as illiquid for purposes of the
restriction on illiquid securities.    As to illiquid securities,
the Trust Portfolio is subject to a risk that, should the Trust

Portfolio desire to sell them when a ready buyer is not available at a price the Trust Portfolio deems representative of their value, the value of the Trust Portfolio's net assets could be adversely affected.

     The Fund's Directors have the ultimate responsibility for determining whether specific securities are liquid or illiquid.
The Directors have delegated the function of making day-to-day determinations of liquidity to the Adviser, pursuant to guidelines approved by the Directors.

     Following the purchase of a restricted security by the Trust
Portfolio, the Adviser monitors continuously the liquidity of such security and reports to the Directors regarding purchases of liquid restricted securities.

     Senior Securities. The Trust Portfolio will not issue senior securities except as permitted by the Act or the rules, regulations, or interpretations thereof.

                             General

     While there are many kinds of short-term securities used by money market investors, the Trust Portfolio, in keeping with its primary investment objective of safety of principal, generally invests in the types summarized above. The Trust Portfolio may make investments in certificates of deposit and banker's acceptances issued or guaranteed by, or time deposits maintained at, foreign branches of U.S. banks and U.S. and foreign branches of foreign banks, and commercial paper issued by foreign companies. To the extent that the Trust Portfolio makes such investments, consideration is given to their domestic marketability, the lower reserve requirements generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social instability or expropriation, imposition of foreign taxes, the lower level of government supervision of issuers, the difficulty in enforcing contractual obligations and lack of uniform accounting standards. There can be no assurance that any of the Trust Portfolio's objectives will be achieved. The market value of the Trust Portfolio's investments tends to decrease during periods of rising interest rates and to increase during intervals of falling rates.

     Net income to shareholders is aided both by the Trust Portfolio's ability to make investments in large denominations and by efficiencies of scale. Also, the Trust Portfolio may seek to improve its income by selling certain portfolio securities prior to maturity in order to take advantage of yield disparities that occur in money markets.

     The Trust Portfolio's investment objectives may not be changed without the affirmative vote of a majority of the Trust Portfolio's outstanding shares as defined below. Except as otherwise provided, the Trust Portfolio's investment policies are not designated "fundamental policies" within the meaning of the Act and may, therefore, be changed by the Directors without a shareholder vote. However, the Trust Portfolio will not change its investment policies without contemporaneous written notice to shareholders.

_________________________________________________________________

                     INVESTMENT RESTRICTIONS
_________________________________________________________________

     Unless otherwise specified to the contrary, the following restrictions may not be changed without the affirmative vote of
(1) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares, whichever is less. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of the Trust Portfolio's assets will not constitute a violation of that restriction.

     The Trust Portfolio may not:

     1. purchase any security which has a maturity date of more than 397 days from the date of the Trust Portfolio's purchase;

     2. invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry provided that for purposes of this restriction
(a) there is no limitation with respect to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances and interest-bearing savings deposits and
(b) all finance companies as a group and all utility companies as a group are each considered to be a separate industry;

     3. invest more than 5% of its assets in the securities of any one issuer (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities), except that up to 25% of the value of the Trust Portfolio's total assets may be invested without regard to such 5% limitation;*

     4. invest in more than 10% of any one class of an issuer's outstanding securities (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities);

     5. borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements in aggregate amounts not to exceed 15% of the Trust Portfolio's assets and to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and the Trust Portfolio will not purchase any investments while borrowings in excess of 15% of total assets exist;









_______________________________

* As a matter of operating policy, pursuant to Rule 2a-7, the Trust Portfolio will invest no more than 5% of its assets in the first tier (as defined in Rule 2a-7) securities of any one issuer, except that under Rule 2a-7, a Fund may invest up to 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days. Fundamental policy number (3) would give the Trust Portfolio the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 is amended in the future. Pursuant to Rule 2a-7, acquisition of a fully collateralized repurchase agreement is deemed to be the acquisition of the underlying securities.

     6. pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Trust Portfolio except as may be necessary in connection with any borrowing mentioned above, including reverse repurchase agreements, and in an aggregate amount not to exceed 5% of the Trust Portfolio's assets;

     7. make loans, provided that the Trust Portfolio may purchase money market securities and enter into repurchase agreements;

     8. enter into repurchase agreements if, as a result thereof, more than 10% of the Trust Portfolio's assets would be subject to repurchase agreements not terminable within seven days and other illiquid investments; or

     9. (a) make investments for the purpose of exercising control; (b) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (c) invest in real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate, or interests therein), commodities or commodity contracts, including futures contracts, interests in oil, gas and other mineral exploration or other development programs;
(d) purchase securities on margin; (e) make short sales of securities or maintain a short position or write, purchase or sell puts, call, straddles, spreads or combinations thereof;
(f) invest in securities of issuers (other than agencies and instrumentalities of the United States Government) having a record, together with predecessors, of less than three years of continuous operation if more than 5% of the Trust Portfolio's assets would be invested in such securities; (g) purchase or retain securities of any issuers if those officers and directors of the Fund and of the Adviser who own individually more than 1/2% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer; or (h) act as an underwriter of securities.

_________________________________________________________________

                           MANAGEMENT
_________________________________________________________________

Organization

     The Trust Portfolio is a series of Alliance Institutional Reserves, Inc., an open-end management investment company registered under the Act and organized as a Maryland corporation on March 21, 1990. The Trust Portfolio's activities are supervised by the Board of Directors. The Adviser provides investment advice and, in general, conducts the management and investment program of the Fund, subject to the general supervision and control of the Board of Directors.

     Normally, shares of each series are entitled to one vote per share, and vote as a single series, on matters that affect each series in substantially the same manner. Maryland law does not require annual meetings of shareholders and it is anticipated that shareholder meetings will be held only when required by federal or Maryland law. Shareholders have available certain procedures for the removal of directors.

Directors and Officers

     The Directors and principal officers of the Fund and their primary occupations during the past five years are set forth below. Unless otherwise specified, the address of each such person is 1345 Avenue of the Americas, New York, New York 10105. Those Directors whose names are followed by an asterisk are "interested persons" of the Fund as determined under the Act. Each Director and officer is affiliated as such with one or more of the other registered investment companies that are advised by the Adviser.

Directors

     JOHN D. CARIFA,**56, Chairman of the Board of Directors, is the President, Chief Operating Officer and a Director of Alliance
Capital Management Corporation ("ACMC"), with which he has been associated since prior to 1996.

     RUTH S. BLOCK, 70, was formerly Executive Vice President and Chief Insurance Officer of The Equitable Life Assurance Society of the United States. She is a Director of Ecolab Incorporated (specialty chemicals) and BP Amoco Corporation (oil and gas).
Her address is Box 4623, Stamford, Connecticut, 06903.

     DAVID H. DIEVLER, 71, is an independent consultant. He was formerly a Senior Vice President of ACMC until December 1995.
His address is P.O. Box 167, Spring Lake, New Jersey, 07762.

     JOHN H. DOBKIN, 59 has been the President of Historic Hudson
Valley (historic preservation) since prior to 1996. Previously, he was Director of the National Academy of Design. His address is 150 White Plains Road, Tarrytown, New York 10591.

____________________________

**   An "interested person" of the Fund as defined in the Act.

     WILLIAM H. FOULK, JR., 68 is an Investment Advisor and Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1996. His address is Suite 100, 2 Greenwich Plaza, Greenwich, Connecticut 06830.

     CLIFFORD L. MICHEL, 62, is Senior Counsel at the law firm of Cahill Gordon & Reindel with which he has been associated since prior to 1996. He is President and Chief Executive Officer of Wenonah Development Company (investment holding company) and a Director of Placer Dome, Inc. (mining). His address is St. Bernard's Road, Gladstone, New Jersey 07934.

     DONALD J. ROBINSON, 67, is Senior Counsel of the law firm of Orrick, Herrington & Sutcliffe and was formerly a senior partner and a member of the Executive Committee of that firm. He was also a Trustee of the Museum of the City of New York from 1977-1995. His address is 98 Hell's Peak Road, Weston, Vermont
05161.

Officers

     RONALD M. WHITEHILL - President, 63, is a Senior Vice
President of ACMC and President of Alliance Cash Management
Services with which he has been associated since prior to 1996.

     ANDREW M. ARAN - Senior Vice President, 44, is a Senior Vice
President of ACMC with which he has been associated since prior to 1996.

     DREW A. BIEGEL - Senior Vice President, 50, is a Vice
President of ACMC with which he has been associated since prior to 1996.

     KATHLEEN A. CORBET - Senior Vice President, 41, is an
Executive Vice President of ACMC with which she has been associated since prior to 1996.

     WILLIAM E. OLIVER - Senior Vice President, 51, is a Senior
Vice President of ACMC with which he has been associated since prior to 1996.

     RAYMOND J. PAPERA  Senior Vice President, 45, is a Senior
Vice President of ACMC with which he has been associated since prior to 1996.

     KENNETH T. CARTY - Vice President, 40, is a Vice President of ACMC with which he has been associated since prior to 1996.

     JOHN F. CHIODI, JR. - Vice President, 35, is a Vice
President of ACMC with which he has been associated since prior to 1996.

     MARIA R. CONA - Vice President, 46, is an Assistant Vice
President of ACMC with which she has been associated since prior to 1996.

     JOSEPH DONA - Vice President, 40, is a Vice President of
ACMC with which he has been associated since prior to 1996.

     FRANCES M. DUNN - Vice President, 30, is a Vice President of
ACMC with which she has been associated since prior to 1996.

     JOSEPH R. LASPINA - Vice President, 40, is an Assistant Vice
President of ACMC with which he has been associated since prior to 1996.

     EILEEN M. MURPHY - Vice President, 30, is a Vice President of ACMC with which she has been associated since prior to 1996.

     MARIA C. SAZON - Vice President, 35, is a Vice President of
ACMC with which she has been associated since 1997. Prior thereto she was a municipal bond analyst at Financial Guaranty
Insurance Company since prior to 1996.

     EDMUND P. BERGAN, JR. - Secretary, 51 is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. ("AFD") and AGIS, with which he has been associated since prior to 1996.

     MARK D. GERSTEN - Treasurer and Chief Financial Officer, 50, is a Senior Vice President of AGIS and a Vice President of AFD with which he has been associated since prior to 1996.

     THOMAS R. MANLEY - Controller, 50, is a Vice President of
ACMC with which he has been associated since prior to 1996.

     ANDREW L. GANGOLF - Assistant Secretary, 47, is a Senior
Vice President and Assistant General Counsel of AFD with which he has been associated since prior to 1996.

     DOMENICK PUGLIESE - Assistant Secretary, 40, is a Senior
Vice President and Assistant General Counsel of AFD with which he has been associated since prior to 1996.

     The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended April 30, 2001, the aggregate compensation paid to each of the Directors during calendar year 2000 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other registered investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.

                                                 Total Number    Total Number
                                                 of Registered   of Investment
                                                 Investment      Portfolios
                                                 Companies       Within the
                                  Total          the Alliance    Alliance Fund
                                  Compensation   Fund Complex,   Complex,
                                  from the       Including the   Including the
                                  Alliance       Fund, as to     Fund, as to
                   Aggregate      Fund           which the       which the
                   Compensation   Complex,       Director is     Director is
                   from the       Including      a Director      a Director
Name of Director   Fund           the Fund       or Trustee      or Trustee

John D. Carifa        $-0-             $-0-           46             106
Ruth S. Block         $637             $155,738       35             82
David H. Dievler      $659             $223,025       41             88
John H. Dobkin        $658             $187,175       38             85
William H. Foulk, Jr. $658             $220,738       42             103
Clifford L. Michel    $658             $171,138       36             85
Donald J. Robinson    $658             $160,777       38             96


     As of August 13, 2001, the Directors and officers of the Fund as a group owned less than 1% of the outstanding shares of the Trust Portfolio.

The Adviser

     The Fund's investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international adviser managing client accounts with assets as of June 30, 2001 totaling more than $465 billion (of which more than $176 billion represented assets of investment companies). As of June 30, 2001, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 36 of the nation's FORTUNE 100 companies), for public employee retirement funds in 41 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 50 registered investment companies managed by the Adviser, comprising 141 separate investment portfolios, currently have approximately 7.0 million shareholder accounts.


     AMC is the general partner of the Adviser and an indirect wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation, whose shares are traded on the New York Stock Exchange ("NYSE"). As of March 1, 2001, AXA Financial and certain of its subsidiaries were the beneficial owner of approximately 52% of the outstanding Alliance Units. Alliance Capital Management Holding L.P. ("Alliance Holding") owned approximately 30% of the outstanding Alliance units.*** Equity interests in Alliance Holding are traded on the NYSE in the form of units. Approximately 98% of such units are owned by the public and management or employees of the Adviser and approximately 2% are owned by AXA Financial. As of March 1, 2001, AXA, a French insurance holding company and its subsidiaries owned all of the issued and outstanding shares of common stock of AXA Financial.










___________________________

*** Until October 29, 1999, Alliance Holding served as the investment adviser to the Fund. On that date, Alliance Holding reorganized by transferring its business to the Adviser. Prior thereto, the Adviser had no material business operations. One result of the organization was that the Advisory Agreement, then between the Fund and Alliance Holding, was transferred to the Adviser.

     Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Trust Portfolio of the Fund and pays all compensation of Directors of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund without charge with management supervision and assistance and office facilities. Under the Advisory Agreement, the Trust Portfolio pays the Adviser at an annual rate of .45 of 1% of the average daily value of its net assets. The fee is accrued daily and paid monthly. The Adviser has undertaken, that if, in any fiscal year, the aggregate expenses of the Trust Portfolio, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, but including the management fee, exceed .50 of 1% of the Trust Portfolio's average net assets for the fiscal year, the Trust Portfolio may deduct from the payment to be made to the Adviser, or the Adviser will bear, such excess expenses unless the Adviser provides the Fund with at least 60 days' notice prior to the end of the fiscal year of its determination not to extend the undertaking. For the fiscal year ended April 30, 2001, the Trust Portfolio paid the Adviser at an annual rate of .45 of 1% ($4,716,153) of average daily net assets and the Adviser reimbursed $104,638, all of which represented advisory fees. For the fiscal year ended April 30, 2000, the Trust Portfolio paid the Adviser at an annual rate of .45 of 1% ($3,385,399) of average daily net assets and the Adviser reimbursed $126,012, all of which represented advisory fees. For the fiscal year ended April 30, 1999, the Trust Portfolio paid the Adviser at an annual rate of .45 of 1% ($2,225,285) of average daily net assets and the Adviser reimbursed $248,847, all of which represented advisory fees.

     The Adviser may make payments from time to time from its own resources, which may include the management fees paid by the Trust Portfolio to compensate broker-dealers, including Sanford
C. Bernstein & Co., LLC ("Bernstein") an affiliate of the Adviser, depository institutions, or other persons for providing distribution assistance and administrative services and to otherwise promote the sale of shares of the Trust Portfolio, including paying for the preparation, printing and distribution of prospectuses and other literature or other promotional activities. The Trust Portfolio also pays for printing of prospectuses and other reports to shareholders and all expenses and fees related to registrations and filings with the Commission and with state regulatory authorities. The Trust Portfolio pays all other expenses incurred in its operations, including the Adviser's management fees; custody, transfer and dividend disbursing expenses; legal and auditing costs; clerical, administrative, accounting, and other office costs; fees and expenses of Directors who are not affiliated with the Adviser; costs of maintenance of the Fund's existence; and interest charges, taxes, brokerage fees, and commissions. As to the obtaining of clerical and accounting services not required to be provided to the Trust Portfolio by the Adviser under the Advisory Agreement, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser; if so done, the services are provided to the Fund at cost and the payments therefor must be specifically approved in advance by the Directors.

     The Advisory Agreement remains in effect with respect to the Trust Portfolio from year to year, provided that such continuance is specifically approved at least annually by a vote of a majority of the Trust Portfolio's outstanding voting securities or by the Fund's Board of Directors, including in either case approval by the majority of the Directors who are not parties to the Advisory Agreement or interested persons as defined in the Act. The Advisory Agreement may be terminated with respect to the Trust Portfolio without penalty on 60 days' written notice at the option of either party or by vote of a majority of the outstanding voting securities of the Trust Portfolio; it will automatically terminate in the event of assignment. The Adviser is not liable for any action or inaction with regard to its obligations under the Advisory Agreement as long as it does not exhibit willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations.

_________________________________________________________________

                PURCHASE AND REDEMPTION OF SHARES
_________________________________________________________________

     The Trust Portfolio may refuse any order for the purchase of shares and reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. The Trust Portfolio is only available through financial intermediaries.

     Shareholders maintaining accounts in the Trust Portfolio through brokerage firms and other institutions should be aware that such institutions necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Trust Portfolio itself so that the institutions may properly process such orders prior to their transmittal to State Street Bank. Should an investor place a transaction order with such an institution after its deadline, the institution may not effect the order with the Trust Portfolio until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution.

     Except with respect to telephone orders, investors whose payment in Federal funds or bank wire monies are received by State Street Bank by 4:00 p.m. (Eastern time) will become shareholders on, and will receive the dividend declared, that day. A telephone order for the purchase of shares will become effective, and the shares purchased will receive the dividend on shares declared on that day, if such order is received by AFS by 4:00 p.m. (Eastern time) and Federal funds or bank wire monies are received by State Street bank prior to 4:00 p.m. (Eastern time) of such day. Federal funds are a bank's deposits in a Federal Reserve Bank. These funds can be transferred by Federal Reserve wire from the account of one member bank to that of another member bank on the same day and are considered to be immediately available funds; similar immediate availability is accorded monies received at State Street Bank by bank wire. Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal funds in one business day following receipt. Checks drawn on banks which are not members of the Federal Reserve System may take longer. All payments (including checks from individual investors) must be in United States dollars.

     All shares purchased are confirmed monthly to each shareholder and are credited to his or her account at net asset value. To avoid unnecessary expense to the Trust Portfolio and to facilitate the immediate redemption of shares, stock certificates, for which no charge is made, are not issued except upon the written request of the shareholder. Certificates are not issued for fractional shares. Shares for which certificates have been issued are not eligible for any of the optional methods of withdrawal, such as telephone, telegraph and check-writing procedures. The Trust Portfolio reserves the right to reject any purchase order.

     The Trust Portfolio reserves the right to close out an account that is below $500,000 after at least 60 days' written notice to the shareholder unless the balance in such account is increased to at least that amount during such period. For purposes of this calculation, the sum of a shareholder's balance in all of the Portfolios will be considered as one account.

     A "business day," during which purchases and redemptions of Trust Portfolio shares can become effective and the transmittal of redemption proceeds can occur, is considered for Trust Portfolio purposes as any weekday exclusive of national holidays on which the New York Stock Exchange is closed and Good Friday and Martin Luther King, Jr. Day; if one of these holidays falls on a Saturday or Sunday, purchases and redemptions will likewise not be processed on the preceding Friday or the following Monday, respectively. On any such day that is an official bank holiday in Massachusetts, neither purchases nor wire redemptions can become effective because Federal funds cannot be received or sent by State Street Bank. On such days, therefore, the Trust Portfolio can only accept redemption orders for which shareholders desire remittance by check. The right of redemption may be suspended or the date of a redemption payment postponed for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), when trading on the New York Stock Exchange is restricted, or an emergency (as determined by the Commission) exists, or the Securities and Exchange Commission has ordered such a suspension for the protection of shareholders. The value of a shareholder's investment at the time of redemption may be more or less than his or her cost, depending on the market value of the securities held by the Trust Portfolio at such time and the income earned.

________________________________________________________________

       DAILY DIVIDENDS - DETERMINATION OF NET ASSET VALUE
________________________________________________________________

     All net income of the Trust Portfolio is determined at 12:00 Noon and 4:00 p.m. (Eastern time) and is paid immediately thereafter pro rata to shareholders of record of the Trust Portfolio via automatic investment in additional full and fractional shares in each shareholder's account at the rate of one share for each dollar distributed. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

     The Trust Portfolio's net income consists of all accrued interest income on assets less expenses allocable to the Trust Portfolio (including accrued expenses and fees payable to the Adviser) applicable to that dividend period. Realized gains and losses of the Trust Portfolio are reflected in its net asset value and are not included in net income. Net asset value per share of the Trust Portfolio is expected to remain constant at $1.00 since all net income of the Trust Portfolio is declared as a dividend each time net income is determined and net realized gains and losses, if any, are expected to be relatively small.

     The valuation of the Trust Portfolio's securities is based upon its amortized cost which does not take into account unrealized securities gains or losses as measured by market valuations. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During periods of declining interest rates, the daily yield on shares of the Trust Portfolio may be higher than that of a fund with identical investments utilizing a method of valuation based upon market prices for its portfolio instruments; the converse would apply in a period of rising interest rates.

     The Trust Portfolio maintains procedures designed to maintain, to the extent reasonably possible, the price per share of the Trust Portfolio as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Trust Portfolio's portfolio holdings by the Directors at such intervals as they deem appropriate to determine whether and to what extent the net asset value of the Trust Portfolio calculated by using available market quotations or market equivalents deviates from net asset value based on amortized cost. There can be no assurance, however, that the Fund's net asset value per share will remain constant at $1.00.

     The net asset value of the shares of the Trust Portfolio is determined each business day (and on such other days as the Directors deem necessary) at 12:00 Noon and 4:00 p.m. (Eastern time). The net asset value per share of the Trust Portfolio is calculated by taking the sum of the value of the Trust Portfolio's investments and any cash or other assets, subtracting liabilities, and dividing by the total number of shares of that Trust Portfolio outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

________________________________________________________________

                              TAXES
________________________________________________________________

     The Trust Portfolio intends to qualify for each taxable year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and, as such, will not be liable for Federal income and excise taxes on the investment company taxable income and net capital gains distributed to its shareholders. Since the Trust Portfolio distributes all of its investment company taxable income and net capital gains, the Trust Portfolio should thereby avoid all Federal income and excise taxes.

     Distributions out of interest income, other investment income, and short-term capital gains are taxable to shareholders as ordinary income. Since the Trust Portfolio's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations. Long-term capital gains, if any, distributed by the Trust Portfolio to a shareholder are taxable to the shareholder as long-term capital gain, irrespective of the length of time he or she may have held his or her shares. Any loss realized on shares held for six months or less will be treated as long-term capital loss for Federal income tax purposes to the extent of any long-term capital gain distributions received on such shares. Distributions of short and long-term capital gains, if any, are normally made once each year shortly before the close of the Trust Portfolio's fiscal year, although such distributions may be made more frequently if necessary in order to maintain the Trust Portfolio's net asset value at $1.00 per share.

________________________________________________________________

                       GENERAL INFORMATION
________________________________________________________________

Portfolio Transactions

     Subject to the general supervision of the Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Trust Portfolio. Because the Trust Portfolio invests in securities with short maturities, there is a relatively high portfolio turnover rate. However, the turnover rate does not have an adverse effect upon the net yield and net asset value of the Trust Portfolio's shares since the portfolio transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

     The Trust Portfolio has no obligation to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Trust Portfolio to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Trust Portfolio. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information.

Capitalization

     All shares of the Trust Portfolio participate equally in dividends and distributions from the Trust Portfolio, including any distributions in the event of a liquidation. Each share of the Trust Portfolio is entitled to one vote for all purposes. Shares of all classes vote for the election of Directors and on any other matter that affects all Portfolios of the Fund in substantially the same manner as a single class, except as otherwise required by law. As to matters affecting each Portfolio differently, such as approval of the Advisory Agreement, shares of each Portfolio vote as a separate class. There are no conversion or preemptive rights in connection with any shares of the Trust Portfolio. Since voting rights are noncumulative, holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors. Procedures for calling a shareholders' meeting for the removal of Directors of the Fund, similar to those set forth in Section 16(c) of the Act and in the Fund's By-Laws, will be available to shareholders of each Portfolio. Special meetings of stockholders for any purpose may be called by 10% of its outstanding shareholders. All shares of the Trust Portfolio when duly issued will be fully paid and non-assessable. The rights of the holders of shares of a class may not be modified except by the vote of a majority of the outstanding shares of such class.

     The Board of Directors is authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional series of shares. Any issuance of shares of another class would be governed by the Act and Maryland law.

     As of the close of business on August 13, 2001, there were 1,307,234,036 shares of the Trust Portfolio outstanding. Set forth and discussed below is certain information as to all persons who owned of record or beneficially 5% or more of the outstanding shares of the Trust Portfolio at August 13, 2001.

                                     No. of             % of
Name and Address                     Shares             Class

Pershing as Agent                    731,094,383        59.72%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ  07399-0002

Wells Fargo Brokerage                88,784,378          7.25%
As Agent Omnibus A/C For
Exclusive Benefit of Customers
608 2nd Avenue South 8th Floor
Minneapolis, MN 55479-0001

Mesirow Financial                    139,011,066        11.36%
As Agent Omnibus A/C For Exclusive
Benefit of Customers
350 N. Clark Street
Chicago, IL  60610-4712


     Legal Matters. The legality of the shares offered hereby has been passed upon by Seward & Kissel LLP, New York, New York, counsel for the Trust Portfolio and the Adviser.

     Accountants.  PricewaterhouseCoopers LLP, New York, New
York, are the independent accountants for the Trust Portfolio.

     Yield Quotations and Performance Information.
Advertisements containing yield quotations for the Trust Portfolio may from time to time be sent to investors or placed in newspapers, magazines or other media on behalf of the Fund.
These advertisements may quote performance rankings, ratings or data from independent organizations or financial publications such as Lipper Analytical Services, Inc., Morningstar, Inc., IBC's Money Fund Report, IBC's Money Market Insight or Bank Rate Monitor or compare the Trust Portfolio's performance to bank money market deposit accounts, certificates of deposit or various indices. Yield quotations are calculated in accordance with the standardized method referred to in Rule 482 under the Securities Act of 1933.

     Yield quotations for the Trust Portfolio are determined by
(i) computing the net change over a seven-day period, exclusive of the capital changes, in the value of a hypothetical pre-existing account having a balance of one share of the Trust Portfolio at the beginning of such period, (ii) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and (iii) multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. The Trust Portfolio's effective annual yield represents a compounding of the annualized yield according to the formula: effective yield = [(base period return + 1) 365/7] - 1.

______________________________________________________________

   FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT ACCOUNTANTS
_______________________________________________________________

     The financial statements and the report of PricewaterhouseCoopers LLP of Alliance Institutional Reserves, Inc. are incorporated herein by reference to its annual report filing made with the SEC pursuant to Section 30(b) of the Act and Rule 30b2-1 thereunder. The annual report is dated April 30, 2001 and was filed on July 2, 2001. It is available without charge upon request by calling AGIS at (800) 227-4618. The Fund's financial statements include the financial statements of each of the Fund's portfolios.

________________________________________________________________

                           APPENDIX A
                COMMERCIAL PAPER AND BOND RATINGS
________________________________________________________________

Municipal and Corporate Bonds

     The two higher ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa an Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2 or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

     The two highest ratings of Standard & Poor's for municipal and corporate bonds AAA and AA. Bonds rated AAA have the highest rating assigned by Standard & Poor's to debt obligation.
Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or Minus (-) sign to show relative standing within rating category.

Short-Term Municipal Securities

     Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of superior credit quality, enjoying excellent protection from established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not as large as in the MIG-1/VMIG-1 group.

     Standard & Poor's highest rating for short-term municipal loans is SP-1. Standard & Poor's stated that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to have very strong capacity to pay debt service will be given a plus (+) designation. Issues rate SP-2 have satisfactory capacity to pay principal and interest.

Other Municipal Securities and Commercial Paper

     "Prime-1" is the highest rating assigned by Moody's for other short-term municipal securities and commercial paper, and "A-1+" and "A-1" are the two highest ratings for commercial paper assigned by Standard & Poor's (Standard & Poor's does not rate short-term tax-free obligations). Moody's uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of "Prime", while Standard & Poor's uses the number 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A". Issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk, margins of support for current indebtedness are large or stable with cash flow and asset protection well assured, current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available.
While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics: liquidity ratios are better than industry average, long-term debt rating is A or better, the issuer has access to at least two additional channels of borrowing, and basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

                             PART C
                        OTHER INFORMATION

ITEM 23. Exhibits

         (a) (1) Articles of Incorporation of the Registrant dated March 22, 1990 - Incorporated by reference to Exhibit 1(a) to Post-Effective
                   Amendment No. 13 to Registrant's Registration
                   Statement on Form N-1A, filed with the
                   Securities and Exchange Commission on
                   August 28, 1997.

              (2) Certificate of Correction to Articles of Incorporation of the Registrant dated June 21, 1990 - Incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 28, 1997.

              (3) Articles Supplementary of the Registrant dated July 17, 1992 - Incorporated by reference to
                   Exhibit 1(b) to Post-Effective Amendment
                   No. 13 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 28, 1997.

              (4) Articles of Amendment of the Registrant dated June 2, 1998 - Incorporated by reference to
                   Exhibit 1(d) to Post-Effective Amendment
                   No. 15 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on June 26, 1998.


              (5) Articles Supplementary of the Registrant dated June 2, 1998 - Incorporated by reference to
                   Exhibit 1(e) to Post-Effective Amendment
                   No. 15 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on June 26, 1998.


              (6) Articles of Amendment of the Registrant dated June 25, 1998 - Incorporated by reference to
                   Exhibit 1(f) to Post-Effective Amendment
                   No. 15 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on June 26, 1998.

              (7)  Articles Supplementary of the Registrant dated
                   December 6, 1999 - Filed herewith.

              (8)  Articles of Amendment of the Registrant dated
                   December 6, 1999 - Filed herewith.

              (9)  Articles Supplementary of the Registrant dated
                   July 19, 2000 - Filed herewith.

              (10) Articles Supplementary of the Registrant dated
                   November 6, 2000 - Incorporated by reference to Exhibit (a)(7) to Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on November 22, 2000.

              (11) Certificate of Correction to Articles of
                   Incorporation of the Registrant dated November 29, 2000 - Incorporated by reference to Exhibit (a)(8) to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on February 2, 2001.

              (12) Articles Supplementary of the Registrant dated
                   February 1, 2001 - Incorporated by reference to Exhibit (a)(9) to Post-Effective Amendment No. 21 to Registrant's Registrant Statement on Form N-1A, filed with the Securities and Exchange Commission on February 2, 2001.

         (b) By-Laws - Amended and Restated - Incorporated by reference to Exhibit 2 to Post-Effective
                   Amendment No. 13 to Registrant's Registration
                   Statement on Form N-1A, filed with the
                   Securities and Exchange Commission on
                   August 28, 1997.

         (c)       See Exhibit (b).

         (d) Advisory Agreement between the Registrant and Alliance Capital Management L.P., amended February 1, 2001 - Incorporated by reference to Exhibit 5(d) to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on February 2, 2001.

         (e) Distribution Agreement between the Registrant and Alliance Fund Distributors, Inc., amended

                   February 1, 2001 - Incorporated by reference to Exhibit (e) to Post-Effective Amendment No. 21 of the Registrant's Registration Statement on Form N-1A, filed February 2, 2001.

         (f)       Not applicable.

         (g) Custodian Contract between the Registrant and State Street Bank - Incorporated by reference to Exhibit 8 to Post-Effective Amendment
                   No. 13 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 28, 1997.

         (h) Transfer Agency Agreement between the Registrant and Alliance Fund Services, Inc. - Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 28, 1997.

         (i)       Opinion and Consent of Seward & Kissel LLP -
                   Filed herewith.

         (j) Consent of the Independent Accountants - Filed herewith.

         (k)       Not applicable.

         (l)       Not applicable.

         (m)       See Exhibit (e)(2).

         (n)       Rule 18f-3 Plan - Incorporated by reference to
                   Exhibit 18 to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on June 29, 1998.

         (o)       Reserved.

         (p)       Not applicable (Money Market Fund).

         Other Exhibits:

         Powers of Attorney of Messrs. Carifa, Dievler, Dobkin,
         Foulk, Michel, Robinson and Ms. Block - Filed herewith.

ITEM 24. Persons Controlled by or under Common Control with the Fund.

         Registrant does not control any person. Information regarding the persons under common control with the Registrant is contained in Exhibit 22 to the Registration Statement on Form S-1 under the Securities
         Act of 1933 of The Equitable Holding Companies
         Incorporated (Registration No. 33-48115).

ITEM 25. Indemnification

         It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrant's Articles of Incorporation, filed as Exhibit (a)(1), and Section 7 of the Distribution Services Agreement filed as Exhibit (e)(1), all as set forth below. The liability of the Registrant's directors and officers is dealt with in Article EIGHTH of Registrant's Articles of Incorporation, as set forth below. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Advisory Agreement filed as Exhibit (d) to this Registration Statement, as set forth below.

         Section 2-418 of the Maryland General Corporation
         Law reads as follows:

              "2-418  INDEMNIFICATION OF DIRECTORS,
              OFFICERS, EMPLOYEES AND AGENTS.--(a) In this section the following words have the meaning indicated.

              (1) "Director" means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

              (2)  "Corporation" includes any domestic or
         foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

              (3)  "Expenses" include attorney's fees.

              (4)  "Official capacity" means the following:

                   (i)  When used with respect to a
         director, the office of director in the
         corporation; and

                   (ii)  When used with respect to a person
         other than a director as contemplated in subsection
         (j), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

                   (iii)  "Official capacity" does not
         include service for any other foreign or domestic corporation or any partnership, a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

              (6)  "Proceeding" means any threatened,
         pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

              (b)(1)  A corporation may indemnify any
         director made a party to any proceeding by reason of service in that capacity unless it is established that:

              (i)  The act or omission of the director was
         material to the matter giving rise to the proceeding; and

                   1.   Was committed in bad faith; or

                   2.   Was the result of active and
                        deliberate dishonesty; or

              (ii)  The director actually received an
         improper personal benefit in money, property, or services; or

              (iii)  In the case of any criminal proceeding,
         the director had reasonable cause to believe that the act or omission was unlawful.

              (2)  (i)  Indemnification may be against
         judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

                   (ii)  However, if the proceeding was one
         by or in the right of the corporation,
         indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

              (3) (i) The termination of any proceeding by judgment, order or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

                   (ii)  The termination of any proceeding
         by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

              (4)  A corporation may not indemnify a
         director or advance expenses under this section for a proceeding brought by that director against the corporation, except:

                   (i)  For a proceeding brought to enforce
                        indemnification under this section;
                        or

                   (ii) If the charter or bylaws of the
                        corporation, a resolution of the
                        board of directors of the
                        corporation, or an agreement
                        approved by the board of directors
                        of the corporation to which the
                        corporation is a party expressly
                        provide otherwise.

              (c)  A director may not be indemnified under
         subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

              (d)  Unless limited by the charter:

              (1)  A director who has been successful, on
         the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

              (2) A court of appropriate jurisdiction upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

              (i)  If it determines a director is entitled
         to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

              (ii)  If it determines that the director is
         fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

              (3)  A court of appropriate jurisdiction may
         be the same court in which the proceeding involving the director's liability took place.

              (e)(1)  Indemnification under subsection (b)
         of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

              (2)  Such determination shall be made:

              (i)  By the board of directors by a majority
         vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

              (ii) By special legal counsel selected by the board or a committee of the board by vote as set forth in subparagraph (I) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which director who are parties may participate; or

              (iii)     By the stockholders.

              (3)  Authorization of indemnification and
         determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible.
         However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.

              (4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

              (f)(1)  Reasonable expenses incurred by a
         director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding, upon receipt by the corporation of:

              (i) A written affirmation by the director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

              (ii) A written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

              (2)  The undertaking required by subparagraph
         (ii) of paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

              (3)  Payments under this subsection shall be
         made as provided by the charter, bylaws, or contract or as specified in subsection (e) of this section.

              (g)  The indemnification and advancement of
         expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

              (h)  This section does not limit the
         corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

              (i)  For purposes of this section:

              (1)  The corporation shall be deemed to have
         requested a director to serve an employee benefit plan where the performance of the director's duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan:

              (2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

              (3)  Action taken or omitted by the director
         with respect to an employee benefit plan in the performance of the director's duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

              (j)  Unless limited by the charter:

              (1)  An officer of the corporation shall be
         indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);

              (2)  A corporation may indemnify and advance
         expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

              (3) A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

              (k)(1) A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request, of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

              (2)  A corporation may provide similar
         protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

              (3)  The insurance or similar protection may
         be provided by a subsidiary or an affiliate of the corporation.

              (l)  Any indemnification of, or advance of
         expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders' meeting or prior to the meeting."

         Article EIGHTH of the Registrant's Articles of
         Incorporation provide as follows:

EIGHTH: (1) To the full extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

         (2) The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the full extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may by By-Law, resolution or agreement make further provisions for indemnification of directors, officers, employees and agents to the full extent permitted by the Maryland General Corporation
         Law.

         (3) No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         (4) References to the Maryland General Corporation Law in this Article are to that law as from time to time amended. No amendment to the Charter of the Corporation shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

         The Advisory Agreement between the Registrant and
Alliance Capital Management L.P. provides that Alliance
Capital Management L.P. will not be liable under such agreement for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect Alliance Capital
Management L.P. against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties and obligations thereunder.

         The Distribution Agreement between the Registrant and Alliance Fund Distributors, Inc. provides that the Registrant will indemnify, defend and hold Alliance Fund Distributors, Inc., and any person who controls it within the meaning of Section 15 of the Investment Company Act of 1940, free and harmless from and against any and all claims, demands, liabilities and expenses which Alliance Fund Distributors, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading.

         The foregoing summaries are qualified by the entire text of Registrant's Articles of Incorporation, the Advisory Agreement between Registrant and Alliance Capital Management L.P. and the Distribution Agreement between Registrant and Alliance Fund Distributors, Inc. which are filed herewith as Exhibits (a)(1), (d) and (e), respectively, in response to
Item 23 and each of which are incorporated by reference herein.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officer and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

         The Registrant participates in a joint directors and officers liability insurance policy issued by the ICI
Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management
L.P. Under this policy, outside trustees and directors would be covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

ITEM 26. Business and Other Connections of Investment
         Adviser.

              The descriptions of Alliance Capital
         Management L.P. under the caption "The Adviser" in the Prospectus and "Management of the Fund" in the Prospectus and in the Statement of Additional
         Information constituting Parts A and B,
         respectively, of this Registration Statement are incorporated by reference herein.

              The information as to the directors and
         executive officers of Alliance Capital Management
         Corporation, the general partner of Alliance
         Capital Management L.P., set forth in Alliance
         Capital Management L.P.'s Form ADV filed with the
         Securities and Exchange Commission on April 21,
         1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

Item 27. Principal Underwriters

     (a) Alliance Fund Distributors, Inc., the Registrant's
         Principal Underwriter in connection with the sale of shares of the Registrant. Alliance Fund
         Distributors, Inc. also acts as Principal
         Underwriter or Distributor for the following investment companies:

     AFD Exchange Reserves
     Alliance All-Asia Investment Fund, Inc.
     Alliance Balanced Shares, Inc.
     Alliance Bond Fund, Inc.
     Alliance Capital Reserves

     Alliance Global Dollar Government Fund, Inc.
     Alliance Global Small Cap Fund, Inc.
     Alliance Global Strategic Income Trust, Inc.
     Alliance Government Reserves
     Alliance Greater China '97 Fund, Inc.
     Alliance Growth and Income Fund, Inc.
     Alliance Health Care Fund, Inc.
     Alliance High Yield Fund, Inc.
     Alliance Institutional Funds, Inc.
     Alliance Institutional Reserves, Inc.
     Alliance International Fund
     Alliance International Premier Growth Fund, Inc.
     Alliance Money Market Fund
     Alliance Multi-Market Strategy Trust, Inc.
     Alliance Municipal Income Fund, Inc.
     Alliance Municipal Income Fund II
     Alliance Municipal Trust
     Alliance New Europe Fund, Inc.
     Alliance North American Government Income Trust, Inc.
     Alliance Premier Growth Fund, Inc.
     Alliance Quasar Fund, Inc.
     Alliance Select Investor Series, Inc.
     Alliance Technology Fund, Inc.
     Alliance Variable Products Series Fund, Inc.
     Alliance Worldwide Privatization Fund, Inc.
     AllianceBernstein Disciplined Value Fund, Inc.
     AllianceBernstein Real Estate Investment Fund, Inc.
     AllianceBernstein Utility Income Fund, Inc.
     The Alliance Fund, Inc.
     The Alliance Portfolios
     The AllianceBernstein Trust
     Sanford C. Bernstein Fund, Inc.

     (b) The following are the Directors and Officers of Alliance Fund Distributors, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.


                            POSITIONS AND           POSITIONS AND
                            OFFICES WITH            OFFICES WITH
    NAME                    UNDERWRITER             REGISTRANT

Michael J. Laughlin         Director and Chairman

John D. Carifa              Director                Chairman

Robert L. Errico            Director and President

Geoffrey L. Hyde            Director and Senior
                            Vice President

Dave H. Williams            Director

Richard A. Davies           Senior Vice President
                            and Managing Director

David Conine                Executive Vice President

Richard K. Saccullo         Executive Vice President

Edmund P. Bergan, Jr.       Senior Vice President,  Secretary
                            General Counsel and
                            Secretary

Robert H. Joseph, Jr.       Senior Vice President
                            and Chief Financial Officer

Anne S. Drennan             Senior Vice President
                            and Treasurer

Benji A. Baer               Senior Vice President

John R. Bonczek             Senior Vice President

John R. Carl                Senior Vice President

William W. Collins, Jr.     Senior Vice President

James S. Comforti           Senior Vice President

Richard W. Dabney           Senior Vice President

Byron M. Davis              Senior Vice President

Mark J. Dunbar              Senior Vice President

Donald N. Fritts            Senior Vice President

John A. Gagliano            Senior Vice President

Andrew L. Gangolf           Senior Vice President   Assistant
                            and Assistant General   Secretary
                            Counsel

William B. Hanigan          Senior Vice President

Bradley F. Hanson           Senior Vice President

George H. Keith             Senior Vice President

Richard D. Keppler          Senior Vice President

Richard E. Khaleel          Senior Vice President

Susan L. Matteson-King      Senior Vice President

Shawn D. McClain            Senior Vice President

Daniel D. McGinley          Senior Vice President

Patrick J. Mullen           Senior Vice President

Joanna D. Murray            Senior Vice President

Daniel A. Notto             Senior Vice President

Antonios G. Poleondakis     Senior Vice President

Robert E. Powers            Senior Vice President

Domenick Pugliese           Senior Vice President   Assistant
                            and Assistant General   Secretary
                            Counsel

Kevin A. Rowell             Senior Vice President

John P. Schmidt             Senior Vice President

Kurk H. Schoknecht          Senior Vice President

Raymond S. Sclafani         Senior Vice President

Gregory K. Shannahan        Senior Vice President

Scott C. Sipple             Senior Vice President

Joseph F. Sumanski          Senior Vice President

Peter J. Szabo              Senior Vice President

Michael J. Tobin            Senior Vice President

Joseph T. Tacyloski         Senior Vice President

David R. Turnbough          Senior Vice President

William C. White            Senior Vice President

Richard A. Winge            Senior Vice President

Emilie D. Wrapp             Senior Vice President
                            and Assistant General
                            Counsel

Gerard J. Friscia           Vice President and
                            Controller

Michael W. Alexander        Vice President

Ricardo Arreola             Vice President

Peter J. Barber             Vice President

Kenneth F. Barkoff          Vice President

Adam J. Barnett             Vice President

Charles M. Barrett          Vice President

Matthew F. Beaudry          Vice President

Leo Benitez                 Vice President

Gregory P. Best             Vice President

Dale E. Boyd                Vice President

Robert F. Brendli           Vice President

Thomas C. Callahan          Vice President

Kevin T. Cannon             Vice President

John M. Capeci              Vice President

John P. Chase               Vice President

Doris T. Ciliberti          Vice President

William W. Collins, Jr.     Vice President

Leo H. Cook                 Vice President

Russell R. Corby            Vice President

Dwight P. Cornell           Vice President

Michael R. Crimmins         Vice President

John W. Cronin              Vice President

Robert J. Cruz              Vice President

Daniel J. Deckman           Vice President

Sherry V. Delaney           Vice President

Faith C. Deutsch            Vice President

Janet B. DiBrita            Vice President

Richard P. Dyson            Vice President

John C. Endahl              Vice President

Adam E. Engelhardt          Vice President

John E. English             Vice President

Sohaila S. Farsheed         Vice President

Daniel J. Frank             Vice President

Alexa Garcia                Vice President

Michael J. Germain          Vice President

Mark D. Gersten             Vice President          Treasurer and
                                                    Chief
                                                    Financial
                                                    Officer

Hyman Glasman               Vice President

Timothy J. Greely           Vice President

Alan Halfenger              Vice President

Michael S. Hart             Vice President

Timothy A. Hill             Vice President

George R. Hrabovsky         Vice President

Scott Hutton                Vice President

Anthony D. Ialeggio         Vice President

Theresa Isoca               Vice President

Oscar J. Isoba              Vice President

Eric G. Kalendar            Vice President

Danielle M. Klaskow         Vice President

Victor Kopelakis            Vice President
Richard D. Kozlowski        Vice President

Daniel W. Krause            Vice President

Donna M. Lamback            Vice President

P. Dean Lampe               Vice President

Joseph R. Laspina           Vice President

Henry Michael Lesmeister    Vice President

Eric L. Levinson            Vice President

James M. Liptrot            Vice President

James P. Luisi              Vice President

Michael F. Mahoney          Vice President

Kathryn Austin Masters      Vice President

Thomas M. McConnell         Vice President

Jeffrey P. Mellas           Vice President

Michael V. Miller           Vice President

Marcia L. Mohler            Vice President

Thomas F. Monnerat          Vice President

Michael F. Nash, Jr.        Vice President

Timothy H. Nasworthy        Vice President

Nicole Nolan-Koester        Vice President

Peter J. O'Brien            Vice President

John C. O'Connell           Vice President

John J. O'Connor            Vice President

Daniel P. O'Donnell         Vice President

Richard J. Olszewski        Vice President

Todd P. Patton              Vice President

Jeffrey R. Pettersen        Vice President

Catherine N. Peterson       Vice President

James J. Posch              Vice President

Arlene L. Reddington        Vice President

Bruce W. Reitz              Vice President

Karen C. Satterberg         Vice President

Richard J. Sidell           Vice President

Clara Sierra                Vice President

Teris A. Sinclair           Vice President

Royandra E. Slonina         Vice President

Jeffrey C. Smith            Vice President

David A. Solon              Vice President

William J. Spector          Vice President

Martine H. Stansbery, Jr.   Vice President

Eileen Stauber              Vice President

Gordon Telfer               Vice President

Elizabeth K. Tramo          Vice President

Benjamin H. Travers         Vice President

Michael D. Underhill        Vice President

Andrew B. Vaughey           Vice President

Wayne W. Wagner             Vice President

Mark E. Westmoreland        Vice President

Paul C. Wharf               Vice President

Mathew Witschel             Vice President

Michael a. Wolfsmith        Vice President

Stephen P. Wood             Vice President

Keith A. Yoho               Vice President

Richard J. Appaluccio       Assistant Vice
                            President

Omar J. Aridi               Assistant Vice
                            President

Joseph D. Asselta           Assistant Vice
                            President

Andrew Berger               Assistant Vice
                            President

Paul G. Bishop              Assistant Vice
                            President

Daniel U. Brakewood         Assistant Vice
                            President

Alan T. Brum                Assistant Vice
                            President

Mark S. Burns               Assistant Vice
                            President

Maria L. Carreras           Assistant Vice
                            President

Judith A. Chin              Assistant Vice
                            President

Jorge Ciprian               Assistant Vice
                            President

Jeffrey T. Coghan           Assistant Vice
                            President

Jean A. Coomber             Assistant Vice
                            President

Dorsey Davidge              Assistant Vice
                            President

Jennifer M. DeLong          Assistant Vice
                            President

Ralph A. DiMeglio           Assistant Vice
                            President

Timothy J. Donegan          Assistant Vice
                            President

Joan Eilbott                Assistant Vice
                            President

Bernard J. Eng              Assistant Vice
                            President

Michael J. Eustic           Assistant Vice
                            President

Gayle E. Geward             Assistant Vice
                            President

Kumar Jaydeo II             Assistant Vice
                            President

Arthur F. Hoyt, Jr.         Assistant Vice
                            President

Mark W. Hubbard             Assistant Vice
                            President

David A. Hunt               Assistant Vice
                            President

Elizabeth E. Keefe          Assistant Vice
                            President

Edward W. Kelly             Assistant Vice
                            President

Jeffrey M. Kusterer         Assistant Vice
                            President

Alexandra C. Landau         Assistant Vice
                            President

Lauren E. Lindner           Assistant Vice
                            President

Evamarie C. Lombardo        Assistant Vice
                            President

Scott T. Malatata           Assistant Vice
                            President

Gary D. McConnel            Assistant Vice
                            President

Amanda McNichol             Assistant Vice
                            President

Richard F. Meier            Assistant Vice
                            President

Charles B. Nanick           Assistant Vice
                            President

David A. Nicosia            Assistant Vice
                            President

Alex E. Pady                Assistant Vice
                            President

Christopher A. Painico      Assistant Vice
                            President

Raymond E. Parker           Assistant Vice
                            President

Wandra M. Perry-Hartsfield  Assistant Vice
                            President

Rizwan A. Raja              Assistant Vice
                            President

Carol H. Rappa              Assistant Vice
                            President

Brendan J. Reynolds         Assistant Vice
                            President

Patricia Ridella            Assistant Vice
                            President

James A. Rie                Assistant Vice
                            President

Jessica M. Rozman           Assistant Vice
                            President

Christina Santiago          Assistant Vice
                            President

Eileen B. Sebold            Assistant
                            Vice President

Orlando Soler               Assistant Vice
                            President

Nandy D. Testa              Assistant Vice
                            President

Marie R. Vogel              Assistant Vice
                            President

Eric D. Weedon              Assistant Vice
                            President

Jessie L. Weissberger       Assistant Vice
                            President

Nina C. Wilkinson           Assistant Vice
                            President

Mark R. Manley              Assistant Secretary

         (c)       Not applicable.

ITEM 28. Location of Accounts and Records.


         The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Global Investor Services, Inc. 500 Plaza Drive, Secaucus, New Jersey 07094 and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, 225 Franklin Street, Boston, Massachusetts 02110. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

ITEM 29. Management Services.

         Not applicable.

ITEM 30. Undertakings.


         Not applicable.

                         SIGNATURE


         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 30th day of August, 2001.

                   ALLIANCE INSTITUTIONAL RESERVES, INC.

                   By   /s/  John D. Carifa
                        ___________________________
                             John D. Carifa
                             Chairman




         Pursuant to the requirements of the Securities Act of l933, as amended, this Amendment to the Registration
Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature                    Title         Date

1)  Principal
    Executive Officer

    /s/  John D. Carifa      Chairman      August 30, 2001
    _____________________
         John D. Carifa

2)  Principal Financial and
    Accounting Officer

    /s/  Mark D. Gersten     Treasurer     August 30, 2001
    _____________________    and Chief
         Mark D. Gersten     Financial
         Officer

    All of the Directors:
    ____________________

    Ruth Block
    John D. Carifa
    David H. Dievler

    John H. Dobkin
    William H. Foulk, Jr.

    Clifford L. Michel
    Donald J. Robinson

By: /s/ Edmund P. Bergan, Jr.              August 30, 2001
    _______________________
    (Attorney-in-Fact)

                     Index to Exhibits


(a)(7)   Articles Supplementary dated December 6, 1999.

(a)(8)   Articles of Amendment dated December 6, 1999.

(a)(9)   Articles Supplementary dated July 19, 2000.

(i)      Opinion and Consent of Seward & Kissel LLP.

(j)      Consent of Independent Accountants

         Other Exhibits - Powers of Attorney






































                           C-29
00250072.BA3